                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-4025
                                  ----------------------------------------------

                        AMERICAN CENTURY MUNICIPAL TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                   64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

         WILLIAM M. LYONS, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  816-531-5575
                                                   -----------------------------

Date of fiscal year end: 05-31
                        --------------------------------------------------------

Date of reporting period: 11-30-2006
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

Semiannual Report
November 30, 2006

[photo of winter scene]

Tax-Free Money Market Fund
Tax-Free Bond Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the semiannual report for the American
Century Tax-Free Money Market and Tax-Free Bonds funds for the six months ended November 30, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website,
americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of the 2006 tax season, you can also find out more about tax information via a link from our website. We've posted online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so . . .
it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Table of Contents

Market Perspective  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   U.S. Fixed-Income Total Returns  . . . . . . . . . . . . . . . . . . . . 2

TAX-FREE MONEY MARKET

TAX-FREE BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of David MacEwen]

BY DAVID MACEWEN, CHIEF INVESTMENT OFFICER, FIXED INCOME

INFLECTION POINTS FOR ECONOMIC GROWTH & FED POLICY

U.S. economic growth slowed during the six months ended November 30, 2006, stifled by high energy costs, the highest short-term interest rates in five years, and a weakening housing market. After expanding at an unsustainable 5.6%
rate in the first quarter of 2006, growth dropped into the 2-3% range.

Despite inflation threats from the volatile energy sector and possible rising labor costs (particularly in the service sector), the Federal Reserve heeded the housing slump (and its threat to consumer spending) and finally snapped its long string of interest rate hikes in August. The Fed remained on hold for the rest of the period to assess mixed economic conditions, reflected in the fact that the current situation was strong enough to support a stock market rally, but the outlook was weak enough to trigger falling yields and higher bond prices.

TREASURY YIELDS INVERTED, LONG-DURATION SECURITIES OUTPERFORMED

Forecasts of slow growth and lower interest rates in 2007 rekindled demand for longer-term fixed-income securities and "inverted" the Treasury yield curve, as the two-year Treasury yield (4.62%) remained higher than the 10- and 30-year yields (4.46% and 4.56%, respectively). All Treasury yields stayed well below the Fed's 5.25% interest rate target, anticipating future rate cuts. Inverted yield curves typically precede economic downturns.

MUNICIPALS TRAILED TAXABLES IN RALLY

While both generated attractive absolute returns, the broad investment-grade municipal market underperformed the broad investment-grade taxable market, which is typical in Treasury rallies. Though the municipal yield curve flattened somewhat, it maintained its upward slope, continuing to offer additional yield for additional maturity risk, unlike the Treasury market. Also, high-yield municipals, which tend to underperform their investment-grade counterparts in rallies, outperformed during the reporting period. Increasing numbers of yield-seeking investors turned to high-yield municipals as yield spreads in the taxable market remained tight.

U.S. FIXED-INCOME TOTAL RETURNS
--------------------------------------------------------------------------------
For the 6 months ended November 30, 2006
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL MARKET INDICES
--------------------------------------------------------------------------------
Municipal Bond                                                4.53%
--------------------------------------------------------------------------------
3-Year Municipal Bond                                         2.41%
--------------------------------------------------------------------------------
5-Year General Obligation (GO)                                2.96%
--------------------------------------------------------------------------------
Long-Term Municipal Bond (22+ years)                          6.28%
--------------------------------------------------------------------------------
Non-Investment-Grade (High-Yield)                             6.29%
--------------------------------------------------------------------------------
TAXABLE MARKET RETURNS
--------------------------------------------------------------------------------
Lehman Bros. U.S. Aggregate Index                             5.93%
--------------------------------------------------------------------------------
Lehman Bros. U.S. Treasury Index                              5.63%
--------------------------------------------------------------------------------
3-Month Treasury Bill                                         2.58%
--------------------------------------------------------------------------------
10-Year Treasury Note                                         6.02%
--------------------------------------------------------------------------------

------
2

Tax-Free Money Market - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                                 -------------------------------------
                                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------------------------
                                                                             SINCE      INCEPTION
                        6 MONTHS(1)    1 YEAR     5 YEARS   10 YEARS(2)   INCEPTION(2)     DATE
--------------------------------------------------------------------------------------------------
INVESTOR CLASS             1.60%        3.03%      1.54%      2.40%          3.31%        7/31/84
--------------------------------------------------------------------------------------------------
AVERAGE RETURN OF
LIPPER'S TAX-EXEMPT
MONEY MARKET FUNDS(3)      1.44%        2.71%      1.25%      2.12%          3.15%(4)        --
--------------------------------------------------------------------------------------------------
Fund's Lipper Ranking
as of 11/30/06(3)        14 of 119    13 of 118   7 of 97    5 of 79        5 of 28(4)       --
--------------------------------------------------------------------------------------------------
Fund's Lipper Ranking
as of 12/31/06(3)        13 of 117    13 of 116   7 of 96    5 of 78        5 of 28(4)       --
--------------------------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Fund returns and rankings would have been lower if management fees had not been waived from 8/1/97 to 7/31/98. Beginning on 8/1/98, management fees were phased in at a rate of 0.10% each month until 12/1/98.

(3) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Since 8/31/84, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
3

Tax-Free Money Market - Portfolio Commentary

PORTFOLIO MANAGERS: TODD PARDULA AND STEVEN PERMUT

PERFORMANCE SUMMARY

Tax-Free Money Market returned 1.60%* for the six months ended November 30,
2006, surpassing the 1.44% average return of the 119 funds in Lipper Inc.'s tax-exempt money market funds category. The fund remains a consistently strong performer--its six-month return ranked in the top 12% of the Lipper group, comparable to its rankings over longer time horizons (see the previous page).

MUNICIPAL MONEY MARKET RATES ROSE MODESTLY

Municipal money market rates experienced some volatility during the six-month period but ended up slightly higher overall. The modest increase was due in part to the Federal Reserve's shift to a more stable interest rate policy. After raising short-term interest rates in June--for the 17th time in two years--the
Fed chose to keep rates steady through the end of the period. The Fed took note of slowing economic activity, exemplified by a notable downturn in the housing market, and the likelihood that inflation will moderate over time as the economy softens.

The three-month Treasury bill yield, a broad benchmark for money market rates, rose from 4.86% to 5.03% during the period. Tax-Free Money Market's yield advanced from 3.02% to 3.20%, but it ranged between 2.82% and 3.51%. Much of this volatility resulted from seasonal fluctuations--yields spiked higher in
June and September as dealers attempted to clear out their inventory at quarter-end, then dropped significantly in the following weeks as a new quarter began. Frequent and abrupt changes in expectations for Fed interest rate policy also had an impact on municipal money market rates, though to a lesser extent.

PORTFOLIO STRATEGY

Within the portfolio, we continued to emphasize floating-rate municipal notes, which comprised more than 90% of the portfolio throughout the six-month period.
Most of the portfolio's floating-rate notes reset their interest rates on a weekly basis, though some have daily or monthly resets. Although the yields of floating-rate notes tend to be more volatile than their fixed-rate counterparts, the securities we own also offer the most attractive yields in the municipal money market. Our focus on floating-rate notes has been the key to the fund's outperformance during the past six months and over the long term.

YIELDS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
7-DAY CURRENT YIELD
--------------------------------------------------------------------------------
                                                  3.20%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE YIELD
--------------------------------------------------------------------------------
                                                  3.25%
--------------------------------------------------------------------------------
7-DAY TAX-EQUIVALENT CURRENT YIELDS(1)
--------------------------------------------------------------------------------
25.0% Tax Bracket                                 4.27%
--------------------------------------------------------------------------------
28.0% Tax Bracket                                 4.44%
--------------------------------------------------------------------------------
33.0% Tax Bracket                                 4.78%
--------------------------------------------------------------------------------
35.0% Tax Bracket                                 4.92%
--------------------------------------------------------------------------------

(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*Total returns for periods less than one year are not annualized.
(continued)

------
4

Tax-Free Money Market - Portfolio Commentary

The fund's weighted average maturity remained relatively short during the period, reflecting the substantial floating-rate position. The average maturity fluctuated between 10 and 15 days until the end of June, when we invested in one-year tax and revenue anticipation notes issued by the Philadelphia School
District. This transaction caused the fund's average maturity to extend from 10 days to 25 days. The average maturity hovered around 20 days for the remainder of the period.

STARTING POINT FOR THE NEXT SIX MONTHS

Despite ample evidence of slowing economic growth, the rhetoric from the Fed in late 2006 suggested that lingering inflation concerns remained, which could lead the Fed to resume its program of short-term interest rate hikes. However, the market told a different story--federal funds rate futures indicated that market participants expected the Fed to lower interest rates sometime in the first quarter of 2007. Given the uncertain environment, we planned to maintain our current positioning as of November 30, 2006, while keeping a close eye on inflation data in the coming months.

Regardless of market conditions, a municipal money market fund like Tax-Free
Money Market can help preserve capital, provide tax-free income, and add stability to a diversified portfolio.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
A-1+                                         67%                   71%
--------------------------------------------------------------------------------
A-1                                          33%                   29%
--------------------------------------------------------------------------------

Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

PORTFOLIO COMPOSITION BY MATURITY

--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
1-30 days                                    93%                   95%
--------------------------------------------------------------------------------
31-90 days                                    --                    1%
--------------------------------------------------------------------------------
91-180 days                                   --                    4%
--------------------------------------------------------------------------------
More than 180 days                            7%                    --
--------------------------------------------------------------------------------

------
5

Tax-Free Money Market - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 99.9%

ALABAMA - 2.2%
--------------------------------------------------------------------------------
           $  840  Birmingham Public Park &
                   Recreation Board Rev.,
                   (Children's Zoo), VRDN, 3.60%,
                   12/7/06 (LOC: AmSouth Bank)                        $    840
--------------------------------------------------------------------------------
            2,500  Birmingham Special Care
                   Facilities Financing Auth. Rev.,
                   (United Cerebral Palsy
                   Project), VRDN, 3.60%, 12/7/06
                   (LOC: AmSouth Bank)                                   2,500
--------------------------------------------------------------------------------
              800  Mobile Industrial Development
                   Board Rev., (Holnam Inc.),
                   VRDN, 3.76%, 12/6/06
                   (LOC: Bayerische Landesbank)                            800
--------------------------------------------------------------------------------
            1,985  Tuscaloosa Health Care Auth.
                   Rev., (Pine Valley), VRDN, 3.60%,
                   12/7/06 (LOC: AmSouth Bank)                           1,985
--------------------------------------------------------------------------------
                                                                         6,125
--------------------------------------------------------------------------------
ALASKA - 1.2%
--------------------------------------------------------------------------------
            3,320  Northern Tobacco Securitization
                   Corp. Rev., (MT 279), VRDN,
                   3.54%, 12/7/06 (LOC: Merril
                   Lynch Capital Services)                               3,320
--------------------------------------------------------------------------------
ARIZONA - 2.8%
--------------------------------------------------------------------------------
            6,750  Maricopa County Industrial
                   Development Auth. Rev.,
                   (Michael Pylman Dairies),
                   VRDN, 3.64%, 12/7/06
                   (LOC: LaSalle Bank N.A)                               6,750
--------------------------------------------------------------------------------
              900  Pima County Industrial
                   Development Auth. Rev.,
                   (Tucson Electric), VRDN,
                   3.55%, 12/6/06
                   (LOC: Bank of New York)                                 900
--------------------------------------------------------------------------------
                                                                         7,650
--------------------------------------------------------------------------------
CALIFORNIA - 3.4%
--------------------------------------------------------------------------------
            1,331  Alameda County Industrial
                   Development Auth. Rev.,
                   (Design Workshops), VRDN, 3.68%,
                   12/7/06 (LOC: Wells
                   Fargo Bank N.A.)                                      1,331
--------------------------------------------------------------------------------
            1,022  California Economic Development
                   Financing Auth. Rev.,
                   (Wesflex Pipe Manufacturing),
                   VRDN, 3.80%, 12/7/06
                   (LOC: Wells Fargo Bank N.A.)                          1,022
--------------------------------------------------------------------------------
            7,000  Puttable Floating Option
                   Tax-Exempt Receipts, VRDN,
                   4.27%, 12/7/06
                   (LOC: Lloyds Bank plc)                                7,000
--------------------------------------------------------------------------------
                                                                         9,353
--------------------------------------------------------------------------------
COLORADO - 5.8%
--------------------------------------------------------------------------------
            2,985  Arvada Water Enterprise Rev.,
                   VRDN, 3.65%, 12/1/06 (FSA)
                   (SBBPA: Dexia Credit Local)                           2,985
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $3,625  Colorado Educational & Cultural
                   Facilities Auth. Rev., (Emmanuel
                   School Religion), VRDN, 3.60%,
                   12/7/06 (LOC: AmSouth Bank)                        $  3,625
--------------------------------------------------------------------------------
            2,100  Colorado Health Facilities Auth.
                   Rev., (Boulder Community
                   Hospital), VRDN, 3.65%, 12/6/06
                   (LOC: JP Morgan Chase Bank)                           2,100
--------------------------------------------------------------------------------
            5,800  Colorado Housing & Finance
                   Auth. Rev., (Kroger Co.), VRDN,
                   3.58%, 12/7/06 (LOC: U.S.
                   Bank Trust N.A.)                                      5,800
--------------------------------------------------------------------------------
            1,500  Hotchkiss Rev., (Kroger Co.),
                   VRDN, 3.58%, 12/7/06
                   (LOC: U.S. Bank N.A.)                                 1,500
--------------------------------------------------------------------------------
                                                                        16,010
--------------------------------------------------------------------------------
FLORIDA - 6.7%
--------------------------------------------------------------------------------
            6,825  Broward County Health Facilities
                   Auth. Rev., (John Knox Village),
                   VRDN, 3.80%, 12/1/06 (RADIAN)
                   (SBBPA: SunTrust Bank)                                6,825
--------------------------------------------------------------------------------
            4,915  Florida Housing Finance Agency
                   Rev., VRDN, 3.59%, 12/7/06
                   (LOC: Merrill Lynch Capital
                   Services) (Acquired 2/6/04-
                   4/19/04, Cost $4,915)(1)                              4,915
--------------------------------------------------------------------------------
            4,300  Miami-Dade County Industrial
                   Development Auth. Rev.,
                   (Palmer Trinity Private College),
                   VRDN, 3.55%, 12/7/06
                   (LOC: Keybank N.A.)                                   4,300
--------------------------------------------------------------------------------
              800  Seminole County Industrial
                   Development Auth. Rev., VRDN,
                   3.68%, 12/7/06 (LOC: Bank
                   of America N.A.)                                        800
--------------------------------------------------------------------------------
            1,750  Sunshine State Governmental
                   Financing Commission Rev.,
                   VRDN, 3.75%, 12/1/06 (Ambac)
                   (SBBPA: Dexia Credit Local)                           1,750
--------------------------------------------------------------------------------
                                                                        18,590
--------------------------------------------------------------------------------
GEORGIA - 2.7%
--------------------------------------------------------------------------------
              400  City of Atlanta Rev., Series
                   2002 C, VRDN, 3.60%,
                   12/1/06 (FSA) (SBBPA:
                   Dexia Credit Local)                                     400
--------------------------------------------------------------------------------
            5,495  Fulton County Development Auth.
                   Rev., (Automatic Data Processing),
                   VRDN, 3.63%, 12/15/06                                 5,495
--------------------------------------------------------------------------------
            1,450  Macon-Bibb County Hospital
                   Auth. Rev., (Central Georgia
                   Senior Health, Inc. - Carlyle
                   Place), VRDN, 3.65%, 12/1/06
                   (LOC: SunTrust Bank)                                  1,450
--------------------------------------------------------------------------------
                                                                         7,345
--------------------------------------------------------------------------------
HAWAII - 1.8%
--------------------------------------------------------------------------------
            3,000  Hawaii Pacific Health Rev.,
                   Series 2004 B, (Department
                   Budget & Finance), VRDN,
                   3.60%, 12/6/06 (RADIAN)
                   (SBBPA: Bank of Nova Scotia)                          3,000
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
6

Tax-Free Money Market - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $2,000  Hawaii Pacific Health Rev., Series
                   2004 B2, (Department Budget &
                   Finance), VRDN, 3.60%,
                   12/6/06 (RADIAN)
                   (SBBPA: Bank of Nova Scotia)                       $  2,000
--------------------------------------------------------------------------------
                                                                         5,000
--------------------------------------------------------------------------------
IDAHO - 1.1%
--------------------------------------------------------------------------------
            3,000  Lincoln County Industrial
                   Development Corp. Rev., (Double
                   A Dairy), VRDN, 3.64%, 12/7/06
                   (LOC: Bank of America N.A.)                           3,000
--------------------------------------------------------------------------------
INDIANA - 8.9%
--------------------------------------------------------------------------------
            2,800  Jasper County Industrial
                   Development Rev., (Newberry
                   Farms LLC), VRDN, 3.64%,
                   12/7/06 (LOC: Bank of the West)                       2,800
--------------------------------------------------------------------------------
            5,370  La Porte Industrial Development
                   Rev., (KKO Realty), VRDN, 3.64%,
                   12/7/06 (LOC: Bank of New York)                       5,370
--------------------------------------------------------------------------------
            1,565  Morgan County Rev., Series
                   2002 A, (Morgan Hospital &
                   Medical Center), VRDN, 3.61%,
                   12/7/06 (LOC: Fifth Third Bank)                       1,565
--------------------------------------------------------------------------------
           11,815  Morgan County Rev., Series
                   2002 B, (Morgan Hospital &
                   Medical Center), VRDN, 3.56%,
                   12/7/06 (LOC: Fifth Third Bank)                      11,815
--------------------------------------------------------------------------------
            3,250  Vincennes Economic Development
                   Rev., (Grandview Care Inc.),
                   VRDN, 3.75%, 12/7/06
                   (LOC: JP Morgan Chase Bank)                           3,250
--------------------------------------------------------------------------------
                                                                        24,800
--------------------------------------------------------------------------------
KENTUCKY - 0.7%
--------------------------------------------------------------------------------
            1,000  Murray Industrial Building Rev.,
                   (Kroger Co.), VRDN, 3.58%,
                   12/7/06 (LOC: U.S. Bank N.A.)                         1,000
--------------------------------------------------------------------------------
            1,000  Winchester Industrial Building
                   Rev., (Kroger Co.), VRDN, 3.58%,
                   12/7/06 (LOC: U.S. Bank N.A.)                         1,000
--------------------------------------------------------------------------------
                                                                         2,000
--------------------------------------------------------------------------------
LOUISIANA - 4.6%
--------------------------------------------------------------------------------
            2,800  Louisiana Local Government
                   Environmental Facilities &
                   Community Development Auth.
                   Rev., (Trinity Episcopal School),
                   VRDN, 3.59%, 12/6/06
                   (LOC: SunTrust Bank)                                  2,800
--------------------------------------------------------------------------------
           10,000  Louisiana Local Government
                   Environmental Facilities &
                   Community Development Auth.
                   Rev., Series 2006 A, VRDN,
                   3.58%, 12/7/06 (Ambac)
                   (SBBPA: BNP Paribas)                                 10,000
--------------------------------------------------------------------------------
                                                                        12,800
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
MARYLAND - 0.3%
--------------------------------------------------------------------------------
           $  725  Maryland Economic Development
                   Corp. Rev., Series 2002 B,
                   (Federation of American
                   Societies), VRDN, 3.59%, 12/6/06
                   (LOC: SunTrust Bank)                               $    725
--------------------------------------------------------------------------------
MASSACHUSSETTS - 2.5%
--------------------------------------------------------------------------------
            4,900  Massachusetts Development
                   Finance Agency Rev., (Wentworth
                   Technology Institute), VRDN,
                   3.55%, 12/7/06 (RADIAN)
                   (SBBPA: Bank of New York)                             4,900
--------------------------------------------------------------------------------
            2,000  Massachusetts Development
                   Finance Agency Rev., Series
                   2004 A, (Northfield Mount
                   Hermon),  VRN, 3.55%, 12/7/06 (RADIAN)
                   (SBBPA: Bank of America N.A.)                         2,000
--------------------------------------------------------------------------------
                                                                         6,900
--------------------------------------------------------------------------------
MICHIGAN - 0.5%
--------------------------------------------------------------------------------
            1,440  Detroit GO, 4.50%, 3/1/07
                   (LOC: Bank of Nova Scotia)                            1,443
--------------------------------------------------------------------------------
MINNESOTA - 4.9%
--------------------------------------------------------------------------------
            6,940  Dakota County Community
                   Development Agency Rev.,
                   (Catholic Finance Corp.),
                   VRDN, 3.65%, 12/6/06
                   (LOC: U.S. Bank N.A.)                                 6,940
--------------------------------------------------------------------------------
            6,500  East Grand Forks Rev.,
                   (American Crystal Sugar Co.),
                   VRDN, 3.64%, 12/7/06
                   (LOC: Wachovia Bank N.A.)                             6,500
--------------------------------------------------------------------------------
                                                                        13,440
--------------------------------------------------------------------------------
MISSISSIPPI - 0.9%
--------------------------------------------------------------------------------
            2,570  Mississippi Business Finance
                   Corp. Rev., Series 2004 B, VRDN,
                   3.75%, 12/7/06 (LOC: Wells
                   Fargo Bank N.A.)                                      2,570
--------------------------------------------------------------------------------
MISSOURI - 7.1%
--------------------------------------------------------------------------------
            6,700  Jackson County Industrial
                   Development Auth. Rev.,
                   (Linda Hall Library), VRDN,
                   3.59%, 12/7/06 (LOC:
                   Commerce Bank N.A.)                                   6,700
--------------------------------------------------------------------------------
            2,480  Kansas City Industrial
                   Development Auth. Rev.,
                   (Plaza Manor Nursing),
                   VRDN, 3.63%, 12/7/06
                   (LOC: Comerica Bank)                                  2,480
--------------------------------------------------------------------------------
            1,060  Missouri Development Finance
                   Board Rev., (J & J Enterprises),
                   VRDN, 3.57%, 12/6/06
                   (LOC: Commerce Bank N.A.)                             1,060
--------------------------------------------------------------------------------
            9,250  Missouri State Health &
                   Educational Facilities Auth. COP,
                   (Pembroke Hill School),
                   VRDN, 3.59%, 12/7/06 (LOC:
                   Commerce Bank N.A.)                                   9,250
--------------------------------------------------------------------------------
                                                                        19,490
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

------
7

Tax-Free Money Market - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
NEVADA - 1.3%
--------------------------------------------------------------------------------
           $3,600  Clark County Economic
                   Development Rev., (Lutheran
                   Secondary School Association),
                   VRDN, 3.70%, 12/7/06
                   (LOC: Allied Irish Bank plc)                       $  3,600
--------------------------------------------------------------------------------
NEW YORK - 2.6%
--------------------------------------------------------------------------------
            7,300  TSASC Inc. Rev., PA-1356, VRDN,
                   3.54%, 12/7/06 (LOC: Merrill
                   Lynch Capital Services)                               7,300
--------------------------------------------------------------------------------
NORTH CAROLINA - 6.4%
--------------------------------------------------------------------------------
            1,480  North Carolina Medical Care
                   Commission Retirement Facilities
                   Rev., (Aldersgate), VRDN,
                   3.50%, 12/6/06 (LOC: Branch
                   Banking & Trust)                                      1,480
--------------------------------------------------------------------------------
           11,900  North Carolina Medical Care
                   Commission Retirement
                   Facilities Rev., Series 2001 C,
                   (Village at Brookwood), VRDN,
                   3.60%, 12/6/06 (LOC: Branch
                   Banking & Trust)(2)                                  11,900
--------------------------------------------------------------------------------
            3,100  North Carolina Medical Care
                   Commission Rev., (Carol Woods),
                   VRDN, 3.69%, 12/1/06 (RADIAN)
                   (SBBPA: Branch Banking & Trust)                       3,100
--------------------------------------------------------------------------------
            1,310  University of North Carolina
                   System Pool Rev., Series 2006 A,
                   4.00%, 10/1/07 (MBIA)                                 1,315
--------------------------------------------------------------------------------
                                                                        17,795
--------------------------------------------------------------------------------
OHIO - 0.5%
--------------------------------------------------------------------------------
            1,435  County of Hamilton Rev., Series
                   2006 A, (Sales Tax), 4.00%,
                   12/1/07(3)                                            1,440
--------------------------------------------------------------------------------
PENNSYLVANIA - 4.0%
--------------------------------------------------------------------------------
           10,750  Philadelphia School District Tax &
                   Revenue Anticipation Notes GO,
                   Series 2006 A, 4.50%, 6/29/07
                   (State Aid Withholding)
                   (LOC: Bank of America N.A.)                          10,792
--------------------------------------------------------------------------------
SOUTH CAROLINA - 3.0%
--------------------------------------------------------------------------------
            8,150  South Carolina Jobs Economic
                   Development Auth Rev.,
                   (Greenville Technical College),
                   VRDN, 3.55%, 12/7/06
                   (LOC: SunTrust Bank)                                  8,150
--------------------------------------------------------------------------------
TENNESSEE - 7.6%
--------------------------------------------------------------------------------
            7,880  Bradley County Industrial
                   Development Board Rev.,
                   (Kroger Co.), VRDN, 3.58%,
                   12/7/06 (LOC: U.S. Bank N.A.)                         7,880
--------------------------------------------------------------------------------
            8,040  Shelby County Health Educational
                   & Housing Facilities Board Rev.,
                   (Kings Daughter & Sons),
                   VRDN, 3.60%, 12/7/06
                   (LOC: AmSouth Bank)                                   8,040
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $5,000  Springfield Health & Educational
                   Facilities Board Rev., Series
                   2006 A, (NorthCrest Medical
                   Center), VRDN, 3.58%, 12/7/06
                   (LOC: AmSouth Bank)                                $  5,000
--------------------------------------------------------------------------------
                                                                        20,920
--------------------------------------------------------------------------------
TEXAS - 13.0%
--------------------------------------------------------------------------------
           10,000  Crawford Education Facilities
                   Corp. Rev., (University Package
                   System A), VRDN, 3.57%,
                   12/7/06 (LOC: BNP Paribas)                           10,001
--------------------------------------------------------------------------------
            5,500  Gulf Coast Industrial Development
                   Auth. Rev., (Petrounited Term Inc.),
                   VRDN, 3.53%, 12/7/06
                   (LOC: BNP Paribas)                                    5,500
--------------------------------------------------------------------------------
            3,000  Hale County Industrial
                   Development Corp. Rev.,
                   (Struikmans), VRDN, 3.64%,
                   12/7/06 (LOC: Bank of the West)                       3,000
--------------------------------------------------------------------------------
            4,000  Hale County Industrial
                   Development Corp. Rev.,
                   (White River Ranch), VRDN,
                   3.64%, 12/7/06 (LOC: Wells
                   Fargo Bank N.A.)                                      4,000
--------------------------------------------------------------------------------
            5,500  Muleshoe Economic Development
                   Corp. Rev., (John Lyle & Grace
                   Ajean), VRDN, 3.64%, 12/7/06
                   (LOC: Wells Fargo Bank N.A.)                          5,500
--------------------------------------------------------------------------------
            3,355  San Antonio Education Facilities
                   Corp. Rev., Series 2004 A,
                   (Phase 1 Dormitory), VRDN,
                   3.73%, 12/7/06 (LOC: Allied
                   Irish Bank plc)                                       3,355
--------------------------------------------------------------------------------
            2,500  Texas Tax & Revenue Anticipation
                   Notes Rev., 4.50%, 8/31/07                            2,517
--------------------------------------------------------------------------------
            2,000  Upper Trinity Regional Water
                   District, 3.65%, 6/18/07
                   (LOC: Bank of America N.A.)                           2,000
--------------------------------------------------------------------------------
                                                                        35,873
--------------------------------------------------------------------------------
VIRGINIA - 0.8%
--------------------------------------------------------------------------------
            2,100  Bristol Industrial Development
                   Auth. Rev., (Bristol Health Care
                   Center Inc.), VRDN, 3.65%,
                   12/1/06 (LOC: Regions Bank)                           2,100
--------------------------------------------------------------------------------
WEST VIRGINIA - 1.4%
--------------------------------------------------------------------------------
            4,000  West Virginia Economic
                   Development Auth. Rev.,
                   (Collins Hardwood Co.),
                   VRDN, 3.64%, 12/7/06
                   (LOC: Bank of America N.A.)                           4,000
--------------------------------------------------------------------------------
WISCONSIN - 0.7%
--------------------------------------------------------------------------------
            1,905  Wisconsin Health & Educational
                   Facilities Auth. Rev., Series
                   2006 A, (Marshfield Clinic),
                   VRDN, 3.56%, 12/7/06 (LOC:
                   Merrill Lynch Capital Services)                       1,905
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
8

Tax-Free Money Market - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
WYOMING - 0.5%
--------------------------------------------------------------------------------
           $1,500  City of Gillette Pollution
                   Control Rev., (PacifiCorp),
                   VRDN, 3.56%, 12/6/06
                   (LOC: Barclay's Bank plc)                           $  1,500
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 99.9%                                    275,936
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.1%                                        154
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $276,090
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FSA = Financial Security Assurance, Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

RADIAN = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is  indicated. Rate shown is effective November 30, 2006.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.
    The aggregate value of restricted securities at November 30, 2006 was
    $4,915 (in thousands), which represented 1.8% of total net assets.

(2) Security, or a portion thereof, has been segregated for a when-issued security.

(3) When-issued security.

See Notes to Financial Statements.

------
9

Tax-Free Bond - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                                      ----------------------------------
                                                             AVERAGE ANNUAL RETURNS
----------------------------------------------------------------------------------------------------
                                                                               SINCE       INCEPTION
                            6 MONTHS(1)    1 YEAR      5 YEARS    10 YEARS   INCEPTION        DATE
----------------------------------------------------------------------------------------------------
INVESTOR CLASS                3.88%         5.23%       4.39%       4.94%      5.49%         3/2/87
----------------------------------------------------------------------------------------------------
LEHMAN BROTHERS
MUNICIPAL 5-YEAR
GO INDEX                      2.96%         4.07%       4.01%       4.70%      5.57%(2)        --
----------------------------------------------------------------------------------------------------
AVERAGE RETURN OF
LIPPER'S INTERMEDIATE
MUNICIPAL DEBT FUNDS(3)       3.48%         4.58%       4.00%       4.55%      5.63%(4)        --
----------------------------------------------------------------------------------------------------
Investor Class's Lipper
Ranking as of 11/30/06(3)       --        28 of 158   32 of 107   14 of 71    8 of 12(4)       --
----------------------------------------------------------------------------------------------------
Investor Class's Lipper
Ranking as of 12/31/06(3)       --        29 of 159   32 of 107   15 of 70    8 of 12(4)       --
----------------------------------------------------------------------------------------------------
Institutional Class           3.98%         5.44%         --         --        3.84%        4/15/03
----------------------------------------------------------------------------------------------------
Advisor Class                 3.75%         4.98%         --         --        3.94%        7/29/05
----------------------------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Since 2/28/87, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Since 3/31/87, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
10

Tax-Free Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made November 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended November 30
-------------------------------------------------------------------------------------------------
                    1997    1998     1999    2000    2001    2002    2003    2004    2005   2006
-------------------------------------------------------------------------------------------------
Investor Class     5.66%   6.77%   -0.24%   7.29%   8.25%   6.02%   5.72%   2.14%   2.90%   5.23%
-------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal 5-Year
GO Index           5.38%   6.32%    1.49%   5.62%   8.24%   6.47%   5.72%   2.36%   1.52%   4.07%
-------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

Tax-Free Bond - Portfolio Commentary

LEAD PORTFOLIO MANAGERS: ROBERT MILLER AND STEVEN PERMUT

PERFORMANCE SUMMARY

Tax-Free Bond returned 3.88%* for the six months ended November 30, 2006, the fund's best semiannual-report return since November 30, 2000. The fund's peer group -- represented by the average return of Lipper's Intermediate Municipal
Debt Funds -- returned 3.48%. The Lehman Brothers Municipal 5-Year GO
Index--indicative of the performance of intermediate-term municipal bonds--returned 2.96%.

As discussed in the Market Perspective on page 2, slower U.S. economic growth, the Fed's interest rate pause, and forecasts of slow growth and lower interest rates in 2007 drove these returns. Municipal bonds finished the reporting period with flair, posting their second-biggest November gains since 1999, according to
Lehman Brothers. Seeking yield, investors gravitated toward lower-rated and longer-maturity municipal securities. As a result, the yield gap (spread)
between short- and long-term securities decreased, and spreads between investment- and non-investment-grade municipals remained relatively narrow.
Several of our strategies capitalized on these trends, helping to explain
Tax-Free Bond's relative outperformance.

Over time, our repeatable, multi-layered investment approach has provided investors with relative outperformance. For the period ended November 30, 2006,
Tax-Free Bond ranked among the top 20% of its Lipper peer group for the past one and 10 years, and among the top 30% based on five-year performance.

DURATION MATTERED MOST

We extended Tax-Free Bond's duration (interest rate sensitivity) near the beginning of the reporting period in anticipation of a municipal market rally.
We believe we extended duration approximately two-tenths of a year longer than the Lipper group average for much of the period. A bond rally from the end of
June to the end of November rewarded this position -- the portfolio's greater sensitivity to interest rate changes translated to more bond price appreciation.

Part of the duration extension took place in June, the start of what has traditionally been a strong technical period for municipal bonds. Unfortunately, the greater interest rate sensitivity worked against us when bonds slumped that month, tempering performance as the duration extended further. However, our strategy paid off in the third quarter of 2006 and in November as municipal bonds rallied.

YIELDS AS OF NOVEMBER 30, 2006

--------------------------------------------------------------------------------

30-DAY SEC YIELD
--------------------------------------------------------------------------------

Investor Class                                    3.42%
--------------------------------------------------------------------------------

Institutional Class                               3.62%
--------------------------------------------------------------------------------

Advisor Class                                     3.17%
--------------------------------------------------------------------------------

INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------

25.0% Tax Bracket                                 4.56%
--------------------------------------------------------------------------------

28.0% Tax Bracket                                 4.75%
--------------------------------------------------------------------------------

33.0% Tax Bracket                                 5.10%
--------------------------------------------------------------------------------

35.0% Tax Bracket                                 5.26%
--------------------------------------------------------------------------------

(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns referenced in this commentary are for Investor Class shares.

Total returns for periods less than one year are not annualized.

(continued)

------
12

Tax-Free Bond - Portfolio Commentary

OTHER EFFECTIVE STRATEGIES

We also believe we concentrated more of the portfolio in short- and long-term bonds than what was typical in the fund's Lipper peer group. We expected the spread between two- and 30-year AAA municipal bonds to contract further. Our
"barbell strategy" was rewarded by a nearly 50 basis-point spread narrowing, which boosted performance.

Also, anticipating that lower-rated (BBB) investment-grade bonds would prop up
Tax-Free Bond's yield while enhancing the fund's return, we maintained what we considered to be a relatively overweight position in these securities. According to Lehman Brothers, BBB municipal bonds outperformed AAA equivalents by approximately 117 basis points (1.17% -- a basis point equals 0.01%) during the reporting period, rewarding this strategy in June and October in particular.

Lastly, we continued to monitor seasonal fluctuations in bond supply among the various states. Reflecting these efforts, our larger portfolio shifts included selling some of our New Jersey bonds into what we considered above-average demand, adding Illinois securities at what seemed attractive prices, and liquidating Florida municipal bonds ahead of the elimination of Florida's
Intangible Personal Property Tax.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

As of November 30, 2006, we still expected most of the portfolio strategies outlined in this commentary to generate favorable results. However, municipal bond issuance increased toward the end of the reporting period--partially reversing the dearth of new municipal bond supply that supported prices through much of 2006--so we trimmed the fund's duration.

Also, we expect the Treasury yield curve to "steepen" in 2007, where long-term yields revert to more typical levels above short-term yields (Treasury yields were in an "inverted" position on November 30, with short-term higher than long-term). In a move we believe will help fund performance, we established a
"Treasury overlay" (using Treasury futures contracts), a relatively small position that will perform well if the Treasury yield curve steepens as anticipated.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                        11/30/06               5/31/06
--------------------------------------------------------------------------------
AAA                                        66%                   73%
--------------------------------------------------------------------------------
AA                                         10%                    3%
--------------------------------------------------------------------------------
A                                           7%                    5%
--------------------------------------------------------------------------------
BBB                                        17%                   19%
--------------------------------------------------------------------------------

Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE STATES
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                        % OF NET              % OF NET
                                         ASSETS                ASSETS
                                          AS OF                 AS OF
                                        11/30/06               5/31/06
--------------------------------------------------------------------------------
Washington                                8.7%                  7.0%
--------------------------------------------------------------------------------
Texas                                     7.8%                 10.8%
--------------------------------------------------------------------------------
Illinois                                  7.6%                  3.6%
--------------------------------------------------------------------------------
Arizona                                   5.7%                  8.8%
--------------------------------------------------------------------------------
New Jersey                                5.6%                 10.6%
--------------------------------------------------------------------------------

------
13

Tax-Free Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 98.9%

ALABAMA - 0.9%
--------------------------------------------------------------------------------
           $  865  Alabama Water Pollution
                   Control Auth. GO, 5.75%,
                   8/15/18 (Ambac)(1)                                 $    932
--------------------------------------------------------------------------------
              190  East Central Industrial
                   Development Auth. Rev., 5.25%,
                   9/1/08, Prerefunded at 100%
                   of Par (Ambac)(2)                                       196
--------------------------------------------------------------------------------
              810  East Central Industrial
                   Development Auth. Rev.,
                   5.25%, 9/1/13 (Ambac)                                   833
--------------------------------------------------------------------------------
              840  Helena Utilities Board Rev.,
                   5.75%, 4/1/12, Prerefunded
                   at 101% of Par (MBIA)(2)                                936
--------------------------------------------------------------------------------
              645  Helena Utilities Board Rev.,
                   5.75%, 4/1/12, Prerefunded
                   at 101% of Par (MBIA)(2)                                719
--------------------------------------------------------------------------------
            1,035  Helena Utilities Board Rev.,
                   5.75%, 4/1/20 (MBIA)                                  1,148
--------------------------------------------------------------------------------
              790  Helena Utilities Board Rev.,
                   5.75%, 4/1/22 (MBIA)                                    874
--------------------------------------------------------------------------------
                                                                         5,638
--------------------------------------------------------------------------------
ALASKA - 0.2%
--------------------------------------------------------------------------------
            1,125  Borough of Aleutians East Rev.,
                   (Aleutian Pribilof Islands Inc.),
                   5.00%, 6/1/20 (ACA)                                   1,181
--------------------------------------------------------------------------------
ARIZONA - 5.5%
--------------------------------------------------------------------------------
              935  Arizona Board of Regents COP,
                   Series 2006 A, (University of
                   Arizona), 5.00%, 6/1/18 (Ambac)                       1,025
--------------------------------------------------------------------------------
            1,275  Arizona Health Facilities Auth. Rev.,
                   (Blood Systems Incorporated),
                   4.00%, 4/1/12                                         1,279
--------------------------------------------------------------------------------
            1,175  Arizona Health Facilities Auth. Rev.,
                   (Blood Systems Incorporated),
                   4.50%, 4/1/16                                         1,204
--------------------------------------------------------------------------------
            1,000  Arizona Tourism & Sports Auth.
                   Rev., (Baseball Training Facilities),
                   5.00%, 7/1/11                                         1,039
--------------------------------------------------------------------------------
            1,000  Arizona Tourism & Sports Auth.
                   Rev., (Baseball Training Facilities),
                   5.00%, 7/1/12                                         1,044
--------------------------------------------------------------------------------
            2,000  Arizona Tourism & Sports Auth.
                   Rev., Series 2003 A, (Multipurpose
                   Stadium Facility), 5.25%,
                   7/1/17 (MBIA)                                         2,182
--------------------------------------------------------------------------------
            2,130  Energy Management Services LLC
                   Rev., (Arizona State University -
                   Main Campus), 4.50%,
                   7/1/12 (MBIA)                                         2,237
--------------------------------------------------------------------------------
              340  Gilbert Water Resource Municipal
                   Property Corp. Rev., 4.25%, 4/1/11                      339
--------------------------------------------------------------------------------
            3,000  Gilbert Water Resource Municipal
                   Property Corp. Rev., (Development
                   Fee & Sub-Lien), 4.90%, 4/1/19                        3,054
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $1,155  Maricopa County Gilbert Unified
                   School District No. 41 GO, 5.75%,
                   7/1/11 (FSA)                                       $  1,265
--------------------------------------------------------------------------------
            2,415  Maricopa County Saddle Mountain
                   Unified School District No. 90 GO,
                   Series 2003 A, 5.25%, 7/1/11                          2,541
--------------------------------------------------------------------------------
            2,000  Maricopa County Saddle Mountain
                   Unified School District No. 90 GO,
                   Series 2003 A, 5.25%, 7/1/12                          2,119
--------------------------------------------------------------------------------
            1,000  Mohave County Community
                   College District Rev.,
                   (State Board of Directors),
                   6.00%, 3/1/20 (MBIA)                                  1,073
--------------------------------------------------------------------------------
            2,155  Mohave County Industrial
                   Development Auth. GO, Series
                   2004 A, (Mohave Prison),
                   5.00%, 4/1/14 (XLCA)                                  2,335
--------------------------------------------------------------------------------
            1,200  Pima County Indian
                   Oasis-Baboquivari Unified School
                   District No. 40 GO, Series
                   2002 A, 4.60%, 7/1/13 (MBIA)                          1,264
--------------------------------------------------------------------------------
            2,600  Pima County Tucson Unified
                   School District No. 1 GO, 4.625%,
                   7/1/13 (FSA)                                          2,745
--------------------------------------------------------------------------------
            3,970  Pinal County COP, 5.00%, 12/1/25                      4,171
--------------------------------------------------------------------------------
            1,000  Queen Creek Improvement
                   District No. 1 Special Tax Rev.,
                   5.00%, 1/1/16                                         1,037
--------------------------------------------------------------------------------
            3,085  South Tucson Municipal Property
                   Corp. Rev., 5.50%, 6/1/24                             3,235
--------------------------------------------------------------------------------
                                                                        35,188
--------------------------------------------------------------------------------
CALIFORNIA - 4.7%
--------------------------------------------------------------------------------
            7,500  California GO, 5.00%, 6/1/26(1)                       8,001
--------------------------------------------------------------------------------
            1,000  California Public Works Board
                   Lease COP, Series 1994 A,
                   (Various University of California
                   Projects), 6.20%, 10/1/08                             1,002
--------------------------------------------------------------------------------
            1,000  California Statewide Communities
                   Auth. Rev., Series 2002 E, (Kaiser
                   Permanente), 4.70%, 6/1/09                            1,025
--------------------------------------------------------------------------------
            1,075  California Statewide Communities
                   Development Auth. Water &
                   Waste Rev., Series 2004 A,
                   (Pooled Financing Program),
                   5.00%, 10/1/12 (FSA)                                  1,161
--------------------------------------------------------------------------------
            2,000  California Statewide Communities
                   Development Auth. Water &
                   Waste Rev., Series 2004 A,
                   (Pooled Financing Program),
                   5.25%, 10/1/19 (FSA)(1)                               2,197
--------------------------------------------------------------------------------
            3,000  Imperial Irrigation District COP,
                   (Water Systems), 5.50%,
                   7/1/29 (Ambac)                                        3,248
--------------------------------------------------------------------------------
            2,200  Manteca Unified School District
                   GO, 5.25%, 8/1/14, Prerefunded
                   at 100% of Par (FSA)(2)                               2,463
--------------------------------------------------------------------------------
            1,000  Plumas Unified School District
                   GO, 5.25%, 8/1/20 (FSA)                               1,149
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
14

Tax-Free Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $2,145  San Francisco Uptown Parking
                   Corporation Rev., (Union Square),
                   5.50%, 7/1/15 (MBIA)                               $  2,341
--------------------------------------------------------------------------------
            1,000  San Francisco Uptown Parking
                   Corporation Rev., (Union Square),
                   6.00%, 7/1/20 (MBIA)                                  1,114
--------------------------------------------------------------------------------
            2,000  San Francisco Uptown Parking
                   Corporation Rev., (Union Square),
                   6.00%, 7/1/31 (MBIA)                                  2,210
--------------------------------------------------------------------------------
            1,575  San Marcos Public Facilities Auth.
                   Tax Allocation Rev., Series 2006 A
                   (Project Area No. 3), 5.00%,
                   8/1/20 (Ambac)                                        1,723
--------------------------------------------------------------------------------
            2,055  Westlands Water District COP,
                   Series 2005 A, 5.00%,
                   9/1/24 (MBIA)                                         2,197
--------------------------------------------------------------------------------
                                                                        29,831
--------------------------------------------------------------------------------
COLORADO - 2.7%
--------------------------------------------------------------------------------
            1,100  Arapahoe County Water &
                   Wastewater Public Improvement
                   District GO, Series 2002 B,
                   5.75%, 12/1/17 (MBIA)                                 1,225
--------------------------------------------------------------------------------
              530  Colorado Educational & Cultural
                   Facilities Auth. Rev., (University
                   Facilities-Northwest Nazarene),
                   4.50%, 11/1/09                                          531
--------------------------------------------------------------------------------
              900  Colorado Educational & Cultural
                   Facilities Auth. Rev., (University
                   Facilities-Northwest Nazarene),
                   4.75%, 11/1/10                                          912
--------------------------------------------------------------------------------
              800  Colorado Educational & Cultural
                   Facilities Auth. Rev., (University
                   Facilities-Northwest Nazarene),
                   4.60%, 11/1/16                                          800
--------------------------------------------------------------------------------
            1,000  Colorado Health Facilities Auth.
                   Rev., (The Evangelical Lutheran
                   Good Samaritan Society),
                   5.25%, 6/1/20                                         1,076
--------------------------------------------------------------------------------
            1,300  Colorado Health Facilities Auth.
                   Rev., (The Evangelical Lutheran
                   Good Samaritan Society),
                   5.25%, 6/1/21                                         1,397
--------------------------------------------------------------------------------
              500  Colorado Health Facilities Auth.
                   Rev., (Vail Valley Medical Center),
                   4.00%, 1/15/07                                          500
--------------------------------------------------------------------------------
              335  Colorado Health Facilities Auth.
                   Rev., (Vail Valley Medical Center),
                   4.50%, 1/15/09                                          339
--------------------------------------------------------------------------------
              450  Colorado Water Resources &
                   Power Development Auth. Rev.,
                   Series 2000 A, 6.25%, 9/1/10,
                   Prerefunded at 100% of Par(2)                           493
--------------------------------------------------------------------------------
               50  Colorado Water Resources &
                   Power Development Auth. Rev.,
                   Series 2000 A, 6.25%, 9/1/16                             55
--------------------------------------------------------------------------------
            1,430  Denver West Metropolitan District
                   GO, 5.25%, 12/1/24                                    1,485
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $1,000  Douglas & Elbert Counties School
                   District No. Re-1 GO, Series
                   2002 B, 5.75%, 12/15/12,
                   Prerefunded at 100% of Par
                   (FSA/State Aid Withholding)(2)                     $  1,119
--------------------------------------------------------------------------------
            1,100  Eagle Bend Metropolitan
                   District No. 2 GO, 5.25%,
                   12/1/23 (RADIAN)                                      1,177
--------------------------------------------------------------------------------
            1,020  El Paso County School District
                   No. 8 & Fountain-Fort Carson
                   School District Finance Corp. COP,
                   4.25%, 12/15/13 (Ambac)                               1,051
--------------------------------------------------------------------------------
            5,000  University of Colorado Regents
                   COP, 6.00%, 12/1/22 (MBIA-IBC)(1)                     5,453
--------------------------------------------------------------------------------
                                                                        17,613
--------------------------------------------------------------------------------
CONNECTICUT - 2.0%
--------------------------------------------------------------------------------
            2,150  City of Bridgeport GO, Series
                   2004 A, 5.25%, 8/15/14,
                   Prerefunded at 100% of
                   Par (MBIA)(1)(2)                                      2,396
--------------------------------------------------------------------------------
            5,000  Connecticut GO, Series 2006 C,
                   5.00%, 6/1/14(1)                                      5,469
--------------------------------------------------------------------------------
            2,595  Connecticut GO, Series 2006 D,
                   5.00%, 1/1/15(1)                                      2,868
--------------------------------------------------------------------------------
            2,000  Connecticut GO, Series 2006 D,
                   5.00%, 11/1/26(1)                                     2,184
--------------------------------------------------------------------------------
                                                                        12,917
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.4%
--------------------------------------------------------------------------------
            1,385  District of Columbia GO, Series
                   1999 B, 5.50%, 6/1/09 (FSA)                           1,450
--------------------------------------------------------------------------------
            1,155  District of Columbia Rev.,
                   (Gonzaga College High School),
                   5.20%, 7/1/12 (FSA)                                   1,210
--------------------------------------------------------------------------------
                                                                         2,660
--------------------------------------------------------------------------------
FLORIDA - 1.1%
--------------------------------------------------------------------------------
            1,000  Halifax Hospital Medical Center
                   Rev., Series 2006 A, 5.25%, 6/1/16                    1,087
--------------------------------------------------------------------------------
            3,495  Halifax Hospital Medical Center
                   Rev., Series 2006 A, 5.25%, 6/1/17                    3,784
--------------------------------------------------------------------------------
              500  Highlands County Health Facilities
                   Auth. Rev., Series 2005 B,
                   (Adventist Health), 5.00%,
                   11/15/09                                                517
--------------------------------------------------------------------------------
              500  Highlands County Health Facilities
                   Auth. Rev., Series 2005 B,
                   (Adventist Health), 5.00%,
                   11/15/10                                                522
--------------------------------------------------------------------------------
            1,000  Orlando Utilities Commission
                   Water & Electric Rev., Series
                   1989 D, 6.75%, 10/1/17(2)                             1,208
--------------------------------------------------------------------------------
                                                                         7,118
--------------------------------------------------------------------------------
GEORGIA - 0.4%
--------------------------------------------------------------------------------
            1,250  Fulton County Development Auth.
                   Rev., Series 2001 A, (TUFF/Atlanta
                   Housing, LLC Project at
                   Georgia  State University), 5.50%,
                   9/1/18 (Ambac)                                        1,371
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
15

Tax-Free Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $  255  Georgia Municipal Electric Power
                   Auth. Rev., Series 1991 V, 6.50%,
                   1/1/09, Prerefunded at 100% of
                   Par (MBIA-IBC)(2)                                  $    266
--------------------------------------------------------------------------------
               20  Georgia Municipal Electric Power
                   Auth. Rev., Series 1991 V, 6.50%,
                   1/1/11 (MBIA-IBC)                                        22
--------------------------------------------------------------------------------
              110  Georgia Municipal Electric Power
                   Auth. Rev., Series 1991 V, 6.50%,
                   1/1/12, Prerefunded at 100%
                   of Par (MBIA-IBC)(2)                                    122
--------------------------------------------------------------------------------
              615  Georgia Municipal Electric Power
                   Auth. Rev., Series 1991 V, 6.50%,
                   1/1/12 (MBIA-IBC)                                       671
--------------------------------------------------------------------------------
                                                                         2,452
--------------------------------------------------------------------------------
HAWAII - 0.1%
--------------------------------------------------------------------------------
              500  Maui County GO, Series 2000 A,
                   6.50%, 3/1/10, Prerefunded at
                   101% of Par (FGIC)(2)                                   550
--------------------------------------------------------------------------------
IDAHO - 0.2%
--------------------------------------------------------------------------------
            1,000  Blaine County Hailey School District
                   No. 61 GO, 5.00%, 7/30/10 (Ambac)                     1,053
--------------------------------------------------------------------------------
ILLINOIS - 7.6%
--------------------------------------------------------------------------------
            2,000  Bedford Park GO, Series 2004 A,
                   5.25%, 12/15/20 (FSA)(1)                              2,201
--------------------------------------------------------------------------------
            4,000  Chicago O'Hare International
                   Airport Rev., Series 1993 A, (Senior
                   Lien), 5.00%, 1/1/12 (MBIA-IBC)(1)                    4,250
--------------------------------------------------------------------------------
            1,015  City of Chicago Rev., Series 2006
                   A, 5.00%, 11/1/13 (Ambac)                             1,101
--------------------------------------------------------------------------------
            3,310  City of Chicago Rev., Series 2006
                   A, 5.00%, 11/1/14 (Ambac)(1)                          3,619
--------------------------------------------------------------------------------
            2,000  Illinois Dedicated Tax Rev., (Civic
                   Center), 6.25%, 12/15/20 (Ambac)                      2,431
--------------------------------------------------------------------------------
              595  Illinois Development Finance Auth.
                   Rev., Series 2001 B, (Midwestern
                   University), 5.00%, 5/15/08                             604
--------------------------------------------------------------------------------
              655  Illinois Development Finance Auth.
                   Rev., Series 2001 B, (Midwestern
                   University), 5.125%, 5/15/10                            678
--------------------------------------------------------------------------------
              400  Illinois Development Finance Auth.
                   Rev., Series 2001 B, (Midwestern
                   University), 5.75%, 5/15/16                             428
--------------------------------------------------------------------------------
            1,775  Illinois Finance Auth. Student
                   Housing Rev., Series 2006 B,
                   (Educational Advancement Fund,
                   Inc.), 5.00%, 5/1/09                                  1,812
--------------------------------------------------------------------------------
            1,000  Illinois Finance Auth. Student
                   Housing Rev., Series 2006 B,
                   (Educational Advancement Fund,
                   Inc.), 5.00%, 5/1/10                                  1,030
--------------------------------------------------------------------------------
            2,785  Illinois Finance Auth. Student
                   Housing Rev., Series 2006 B,
                   (Educational Advancement Fund,
                   Inc.), 5.00%, 5/1/11                                  2,894
--------------------------------------------------------------------------------
            3,535  Illinois Finance Auth. Student
                   Housing Rev., Series 2006 B,
                   (Educational Advancement Fund,
                   Inc.), 5.00%, 5/1/13                                  3,724
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $3,895  Illinois Finance Auth. Student
                   Housing Rev., Series 2006 B,
                   (Educational Advancement Fund,
                   Inc.), 5.00%, 5/1/14                               $  4,116
--------------------------------------------------------------------------------
            4,095  Illinois Finance Auth. Student
                   Housing Rev., Series 2006 B,
                   (Educational Advancement Fund,
                   Inc.), 5.00%, 5/1/15                                  4,335
--------------------------------------------------------------------------------
            1,000  Illinois Finance Auth. Student
                   Housing Rev., Series 2006 B,
                   (Educational Advancement Fund,
                   Inc.), 5.25%, 5/1/19                                  1,071
--------------------------------------------------------------------------------
            1,140  Illinois Health Facilities Auth. Rev.,
                   Series 1992 C, (Evangelical
                   Hospital), 6.75%, 4/15/12(2)                          1,257
--------------------------------------------------------------------------------
            1,000  Illinois Regional Transportation
                   Auth. Rev., Series 1990 A, 7.20%,
                   11/1/20 (Ambac)                                       1,263
--------------------------------------------------------------------------------
              930  Kane County Community Unit
                   School District No. 304 GO, 6.20%,
                   1/1/24 (FSA)                                          1,092
--------------------------------------------------------------------------------
            1,145  Ogle Lee & De Kalb Counties
                   Township High School District
                   No. 212 GO, 6.00%, 12/1/11,
                   Prerefunded at 100% of
                   Par (MBIA)(2)                                         1,273
--------------------------------------------------------------------------------
            1,035  Ogle Lee & De Kalb Counties
                   Township High School District
                   No. 212 GO, 6.00%, 12/1/11,
                   Prerefunded at 100% of
                   Par (MBIA)(2)                                         1,151
--------------------------------------------------------------------------------
               70  Ogle Lee & De Kalb Counties
                   Township High School District
                   No. 212 GO, 6.00%,
                   12/1/17 (MBIA)                                           78
--------------------------------------------------------------------------------
               75  Ogle Lee & De Kalb Counties
                   Township High School District
                   No. 212 GO, 6.00%,
                   12/1/18 (MBIA)                                           83
--------------------------------------------------------------------------------
            2,165  Southwestern Illinois Development
                   Auth. Rev., (Anderson Hospital),
                   5.125%, 8/15/16(3)                                    2,313
--------------------------------------------------------------------------------
            1,000  Southwestern Illinois Development
                   Auth. Rev., (Triad School District
                   No. 2), 5.00%, 10/1/18
                   (MBIA/GO of District)                                 1,098
--------------------------------------------------------------------------------
            1,250  Town of Cicero GO, Series 2005 A,
                   5.25%, 1/1/20 (XLCA)                                  1,370
--------------------------------------------------------------------------------
            1,000  Town of Cicero GO, Series 2005 A,
                   5.25%, 1/1/21 (XLCA)                                  1,095
--------------------------------------------------------------------------------
            1,000  University of Illinois COP,
                   (Utility Infrastructure), 5.75%,
                   8/15/08 (MBIA)                                        1,035
--------------------------------------------------------------------------------
            1,000  University of Illinois COP, Series
                   2006 A, (Academic Facilities),
                   5.00%, 3/15/16 (Ambac)                                1,096
--------------------------------------------------------------------------------
                                                                        48,498
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
16

Tax-Free Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
INDIANA - 2.7%
--------------------------------------------------------------------------------
           $1,405  Hammond Multi-School Building
                   Corp. Rev., (First Mortgage),
                   5.00%, 7/15/14 (FGIC/State
                   Aid Withholding)                                   $  1,531
--------------------------------------------------------------------------------
            1,520  Indiana Bond Bank Rev., Series
                   2006 A, 5.00%, 8/1/17 (FSA)                           1,676
--------------------------------------------------------------------------------
            1,600  Indiana Bond Bank Rev., Series
                   2006 A, 5.00%, 8/1/18 (FSA)                           1,759
--------------------------------------------------------------------------------
            1,680  Indiana Bond Bank Rev., Series
                   2006 A, 5.00%, 8/1/19 (FSA)                           1,840
--------------------------------------------------------------------------------
            1,075  Indiana Health & Educational
                   Facilities Finance Auth. Rev.,
                   (Clarian Health Obligation
                   Group B), 5.00%, 2/15/16                              1,156
--------------------------------------------------------------------------------
            1,900  Indiana Health Facilities Financing
                   Auth. Hospital Rev., (Holy Cross
                   Health System Corp.), 5.375%,
                   12/1/12 (MBIA)                                        1,963
--------------------------------------------------------------------------------
              780  Indiana Transportation Finance Auth.
                   Rev., Series 1990 A, 7.25%, 6/1/15                      940
--------------------------------------------------------------------------------
              220  Indiana Transportation Finance Auth.
                   Rev., Series 1990 A, 7.25%, 6/1/15,
                   Prerefunded at 100% of Par(2)                           246
--------------------------------------------------------------------------------
            1,435  Indianapolis Local Public
                   Improvement Bond Bank Rev.,
                   Series 2002 A, 5.00%,
                   7/1/12 (MBIA)                                         1,539
--------------------------------------------------------------------------------
            1,500  Mount Vernon of Hancock County
                   Multi-School Building Corp. Rev.,
                   Series 2001 B, (First Mortgage),
                   5.75%, 7/15/11, Prerefunded at
                   100% of Par (Ambac)(2)                                1,640
--------------------------------------------------------------------------------
            1,650  Valparaiso Middle Schools Building
                   Corp. Rev., (First Mortgage),
                   5.75%, 7/15/11, Prerefunded
                   at 100% of Par (FGIC)(2)                              1,801
--------------------------------------------------------------------------------
            1,000  Zionsville Community Schools
                   Building Corp. GO, (First
                    Mortgage), 5.75%, 1/15/12
                   (FGIC/State Aid Withholding)                          1,101
--------------------------------------------------------------------------------
                                                                        17,192
--------------------------------------------------------------------------------
IOWA - 0.5%
--------------------------------------------------------------------------------
            1,485  Iowa Finance Auth. Rev., Series
                   2006 A, (Development Care
                   Initiatives), 5.25%, 7/1/13                           1,555
--------------------------------------------------------------------------------
            1,690  Iowa Finance Auth. Rev., Series
                   2006 A, (Development Care
                   Initiatives), 5.25%, 7/1/16                           1,779
--------------------------------------------------------------------------------
                                                                         3,334
--------------------------------------------------------------------------------
KANSAS - 0.4%
--------------------------------------------------------------------------------
            1,280  Wichita Hospital Facilities Rev.,
                   Series 2001 III, 5.25%, 11/15/13                      1,360
--------------------------------------------------------------------------------
            1,195  Wichita Hospital Facilities Rev.,
                   Series 2001 III, 5.50%, 11/15/16                      1,274
--------------------------------------------------------------------------------
                                                                         2,634
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
LOUISIANA - 0.7%
--------------------------------------------------------------------------------
           $1,740  Louisiana Local Government
                   Environmental Facilities &
                   Community Development Auth.
                   Rev., (Ascension Parish Library),
                   5.25%, 4/1/23 (Ambac)                              $  1,896
--------------------------------------------------------------------------------
            1,105  Louisiana Public Facilities Auth.
                   Rev., Series 2006 A, (Black & Gold
                   Facilities), 4.00%, 7/1/13 (CIFG)                     1,130
--------------------------------------------------------------------------------
            1,205  Louisiana Public Facilities Auth.
                   Rev., Series 2006 A, (Black & Gold
                   Facilities), 5.00%, 7/1/15 (CIFG)                     1,318
--------------------------------------------------------------------------------
                                                                         4,344
--------------------------------------------------------------------------------
MASSACHUSSETTS - 0.7%
--------------------------------------------------------------------------------
            2,500  Commonwealth of Massachusetts
                   GO, Series 2006 D, 5.00%, 8/1/14                      2,733
--------------------------------------------------------------------------------
            1,000  Massachusetts Development
                   Finance Agency Rev., Series
                   2006 A, (Emerson College),
                   5.00%, 1/1/23                                         1,076
--------------------------------------------------------------------------------
              885  Massachusetts Health &
                   Educational Facilities Auth. Rev.,
                   Series 1992 F, 6.25%,
                   7/1/12 (Ambac)                                          950
--------------------------------------------------------------------------------
                                                                         4,759
--------------------------------------------------------------------------------
MICHIGAN - 5.1%
--------------------------------------------------------------------------------
            3,500  Detroit GO, Series 2004 A-1,
                   5.25%, 4/1/23 (Ambac)                                 3,784
--------------------------------------------------------------------------------
            1,485  Grand Valley State University Rev.,
                   5.75%, 12/1/10, Prerefunded at
                   100% of Par (FGIC)(2)                                 1,608
--------------------------------------------------------------------------------
            1,265  Kalamazoo Public Schools GO,
                   4.00%, 5/1/13 (FSA)                                   1,296
--------------------------------------------------------------------------------
            1,250  Kalamazoo Public Schools GO,
                   5.00%, 5/1/15 (FSA)                                   1,373
--------------------------------------------------------------------------------
            1,545  Kalamazoo Public Schools GO,
                   5.25%, 5/1/16 (FSA)                                   1,736
--------------------------------------------------------------------------------
            5,000  Michigan Building Auth. Rev.,
                   Series 2003 I, (Facilities Program),
                   5.25%, 10/15/11 (FSA)(1)                              5,383
--------------------------------------------------------------------------------
            2,345  Michigan Higher Education
                   Facilities Auth. Rev., (Limited
                   Obligation - Hillsdale College),
                   5.00%, 3/1/26                                         2,459
--------------------------------------------------------------------------------
            1,070  Pontiac City School District GO,
                   5.00%, 5/1/13 (XLCA)                                  1,157
--------------------------------------------------------------------------------
            1,110  Pontiac City School District GO,
                   5.00%, 5/1/14 (XLCA)                                  1,211
--------------------------------------------------------------------------------
            1,260  Pontiac City School District GO,
                   5.00%, 5/1/15 (XLCA)                                  1,384
--------------------------------------------------------------------------------
            1,425  Pontiac City School District GO,
                   5.00%, 5/1/16 (XLCA)                                  1,573
--------------------------------------------------------------------------------
            1,595  Pontiac City School District GO,
                   5.00%, 5/1/17 (XLCA)                                  1,756
--------------------------------------------------------------------------------
              575  Taylor GO, 5.00%, 9/1/11 (MBIA)                         612
--------------------------------------------------------------------------------
            2,010  Wayne Charter County Airport
                   Rev., Series 2002 C, 5.00%,
                   12/1/11 (FGIC)                                        2,136
--------------------------------------------------------------------------------

See Notes to Financial Statements.              (continued)

------
17

Tax-Free Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $2,215  Wayne Charter County Airport
                   Rev., Series 2002 C, 5.375%,
                   12/1/13 (FGIC)                                     $  2,423
--------------------------------------------------------------------------------
            2,335  Wayne Charter County Airport
                   Rev., Series 2002 C, 5.375%,
                   12/1/14 (FGIC)                                        2,549
--------------------------------------------------------------------------------
                                                                        32,440
--------------------------------------------------------------------------------
MINNESOTA - 0.8%
--------------------------------------------------------------------------------
            1,500  Minnesota Higher Education
                   Facilities Auth. Rev., Series
                   2005-6G, (Saint John University),
                   5.00%, 10/1/12                                        1,610
--------------------------------------------------------------------------------
            3,000  St. Paul Housing & Redevelopment
                   Auth. Health Care Facilities Rev.,
                   (Healthpartners Obligated Group),
                   5.25%, 5/15/36                                        3,195
--------------------------------------------------------------------------------
                                                                         4,805
--------------------------------------------------------------------------------
MISSISSIPPI - 2.6%
--------------------------------------------------------------------------------
            1,565  Mississippi Development Bank
                   Special Obligation Rev., Series
                   2006 A, (Biloxi, Mississippi),
                   5.00%, 11/1/15 (Ambac)                                1,718
--------------------------------------------------------------------------------
            1,645  Mississippi Development Bank
                   Special Obligation Rev., Series
                   2006 A, (Biloxi, Mississippi),
                   5.00%, 11/1/16 (Ambac)                                1,814
--------------------------------------------------------------------------------
            1,000  Mississippi Development Bank
                   Special Obligation Rev., Series
                   2006 A, (Municipal Energy
                   Agency Power Supply), 5.00%,
                   3/1/17 (XLCA)                                         1,092
--------------------------------------------------------------------------------
            7,925  State of Mississippi GO, (Capital
                   Improvement), 5.25%, 11/1/12,
                   Prerefunded at 100% of
                   Par (FGIC)(1)(2)                                      8,623
--------------------------------------------------------------------------------
            1,195  University of Southern Mississippi
                   Rev., Series 2006 A, 5.00%,
                   3/1/17 (FSA)                                          1,311
--------------------------------------------------------------------------------
            1,940  University of Southern Mississippi
                   Rev., Series 2006 A, 5.00%,
                   3/1/18 (FSA)                                          2,122
--------------------------------------------------------------------------------
                                                                        16,680
--------------------------------------------------------------------------------
MISSOURI - 2.5%
--------------------------------------------------------------------------------
            1,145  Jackson County Public Building
                   Corp. COP, Series 2000 A, 6.00%,
                   11/1/08, Prerefunded at 101%
                   of Par(2)                                             1,208
--------------------------------------------------------------------------------
            1,425  Jackson County Public Building
                   Corp. Rev., Series 2006 A,
                   (Capital Improvements),
                   5.00%, 12/1/15 (MBIA)                                 1,567
--------------------------------------------------------------------------------
            2,775  Missouri Development Finance
                   Board COP, Series 2000 A,
                   (Midtown Redevelopment),
                   5.75%, 4/1/22 (MBIA)                                  2,956
--------------------------------------------------------------------------------
            2,650  Missouri Health & Educational
                   Facilities Auth. Rev., Series
                   1998 A, (Park Lane Medical
                   Center), 5.60%, 1/1/15 (MBIA)                         2,823
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $3,145  Missouri Joint Municipal Electric
                   Utility Commission Rev., (Plum
                   Point), 5.00%, 1/1/16 (MBIA)                       $  3,470
--------------------------------------------------------------------------------
            3,030  Missouri State Highways & Transit
                   Commission Rev., Series 2006 A,
                   5.00%, 5/1/13                                         3,285
--------------------------------------------------------------------------------
            1,000  St. Louis Municipal Finance Corp.
                   Rev., Series 2006 A, (Carnahan
                   Courthouse), 4.00%,
                   2/15/17 (Ambac)                                       1,016
--------------------------------------------------------------------------------
                                                                        16,325
--------------------------------------------------------------------------------
NEVADA - 1.1%
--------------------------------------------------------------------------------
            3,295  Las Vegas Redevelopment Agency
                   Tax Increment Rev., Series 2003 A,
                   (Fremont Street), 4.50%, 6/15/10                      3,337
--------------------------------------------------------------------------------
            1,865  Reno Sales and Room Tax Rev.,
                   (ReTrac-Reno Transportation Rail
                   Access Corridor), (Senior
                   Lien),  5.50%, 6/1/12, Prerefunded at
                   100% of Par (Ambac)(2)                                2,042
--------------------------------------------------------------------------------
            1,550  Reno Sales and Room Tax Rev.,
                   (ReTrac-Reno Transportation Rail
                   Access Corridor), (Senior Lien),
                   5.50%, 6/1/12, Prerefunded at
                   100% of Par (Ambac)(2)                                1,697
--------------------------------------------------------------------------------
                                                                         7,076
--------------------------------------------------------------------------------
NEW HAMPSHIRE - 1.0%
--------------------------------------------------------------------------------
            1,660  New Hampshire Health &
                   Education Facilities Auth. Rev.,
                   Series 2004 A, (Kendal at
                   Hanover), 5.00%, 10/1/11                              1,727
--------------------------------------------------------------------------------
              680  New Hampshire Health &
                   Education Facilities Auth. Rev.,
                   Series 2004 A, (Kendal at
                   Hanover), 5.00%, 10/1/12                                711
--------------------------------------------------------------------------------
            1,030  New Hampshire Health &
                   Education Facilities Auth. Rev.,
                   Series 2004 A, (Kendal at
                   Hanover), 5.00%, 10/1/13                              1,080
--------------------------------------------------------------------------------
            3,000  New Hampshire Health &
                   Education Facilities Auth. Rev.,
                   Series 2004 A, (Kendal at
                   Hanover), 5.00%, 10/1/18                              3,116
--------------------------------------------------------------------------------
                                                                         6,634
--------------------------------------------------------------------------------
NEW JERSEY - 5.6%
--------------------------------------------------------------------------------
            4,235  New Jersey Transit Corporation
                   COP, 5.00%, 10/1/12 (FSA)                             4,532
--------------------------------------------------------------------------------
            5,595  New Jersey Transit Corporation
                   COP, 5.00%, 10/1/13 (FSA)(1)                          6,041
--------------------------------------------------------------------------------
            7,400  New Jersey Transportation Trust
                   Fund Auth. Rev., Series 2004 B,
                   5.25%, 12/15/12 (FGIC)(1)                             8,068
--------------------------------------------------------------------------------
           15,000  New Jersey Transportation Trust
                   Fund Auth. Rev., Series 2006 A,
                   5.25%, 12/15/20(1)                                   17,147
--------------------------------------------------------------------------------
                                                                        35,788
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
18

Tax-Free Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
NEW MEXICO - 1.7%
--------------------------------------------------------------------------------
           $2,340  City of Clayton Rev., (Jail Project),
                   5.00%, 11/1/10 (CIFG)(1)                           $  2,449
--------------------------------------------------------------------------------
            6,675  Los Alamos County Inc. Rev., Series
                   2004 A, 5.00%, 7/1/11 (FSA)(1)                        7,082
--------------------------------------------------------------------------------
            1,415  San Juan County Gross Receipts
                   Tax Rev., Series 2001 A, 5.75%,
                   9/15/21 (Ambac)                                       1,557
--------------------------------------------------------------------------------
                                                                        11,088
--------------------------------------------------------------------------------
NEW YORK - 5.1%
--------------------------------------------------------------------------------
            2,975  City of New York GO, Series
                   2002 B, 5.25%, 8/1/09 (CIFG)                          3,105
--------------------------------------------------------------------------------
            2,885  City of New York GO, Series
                   2002 C, 5.25%, 8/1/09 (CIFG)                          3,011
--------------------------------------------------------------------------------
            5,000  City of New York GO, Series
                   2003 I, 5.75%, 3/1/13,
                   Prerefunded at 100% of Par(1)(2)                      5,619
--------------------------------------------------------------------------------
            5,195  City of New York GO, Series
                   2004 D, 5.00%, 11/1/17 (FSA)(1)                       5,656
--------------------------------------------------------------------------------
            4,000  City of New York GO, Series
                   2006 J-1, 5.00%, 6/1/18(1)                            4,355
--------------------------------------------------------------------------------
              855  Monroe County Industrial
                   Development Agency Rev.,
                   (Highland Hospital Rochester),
                   4.00%, 8/1/09                                           856
--------------------------------------------------------------------------------
              710  Monroe County Industrial
                   Development Agency Rev.,
                   (Highland Hospital Rochester),
                   4.00%, 8/1/10                                           711
--------------------------------------------------------------------------------
              890  Monroe County Industrial
                   Development Agency Rev.,
                   (Highland Hospital Rochester),
                   4.00%, 8/1/10                                           891
--------------------------------------------------------------------------------
              920  Monroe County Industrial
                   Development Agency Rev.,
                   (Highland Hospital Rochester),
                   5.00%, 8/1/11                                           959
--------------------------------------------------------------------------------
            2,000  New York City Transitional Finance
                   Auth. Rev., Series 2005 A1, 5.00%,
                   11/1/10                                               2,111
--------------------------------------------------------------------------------
            1,440  New York Dormitory Auth. Rev.,
                   Series 1990 A, (UNIC Educational
                   Facilities), 7.50%, 5/15/13
                   (MBIA-IBC)                                            1,757
--------------------------------------------------------------------------------
            1,000  New York Dormitory Auth. Rev.,
                   Series 2005 F, 5.00%,
                   3/15/12 (FSA)                                         1,072
--------------------------------------------------------------------------------
            1,125  New York Dormitory Auth. Rev.,
                   Series 2006 A, (Department of
                   Education), 5.00%, 7/1/15                             1,230
--------------------------------------------------------------------------------
            1,000  Niagara Falls Bridge Commission
                   Toll Rev., Series 1993 B, 5.25%,
                   10/1/15 (FGIC)                                        1,084
--------------------------------------------------------------------------------
                                                                        32,417
--------------------------------------------------------------------------------
NORTH CAROLINA - 2.3%
--------------------------------------------------------------------------------
            1,000  Charlotte Airport Rev., Series
                   2004 A, 5.25%, 7/1/24 (MBIA)                          1,085
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $2,000  City of Raleigh Combined
                   Enterprise System Rev., Series
                   2006 A, 5.00%, 3/1/17                              $  2,206
--------------------------------------------------------------------------------
            1,000  North Carolina Medical Care
                   Commission Rev., (Novant Health
                   Obligated Group), 5.00%, 11/1/34(3)                   1,063
--------------------------------------------------------------------------------
            4,150  North Carolina Medical Care
                   Commission Rev., Series 2004 A,
                   (Health Care Housing - ARC
                   Projects), 5.50%, 10/1/24                             4,492
--------------------------------------------------------------------------------
            1,000  North Carolina Municipal Power
                   Agency No. 1 Catawba Electric
                   Rev., 6.00%, 1/1/10 (MBIA)                            1,071
--------------------------------------------------------------------------------
            2,000  North Carolina Municipal Power
                   Agency No. 1 Catawba Electric
                   Rev., Series 2003 A, 5.50%, 1/1/13                    2,177
--------------------------------------------------------------------------------
            1,560  University of North Carolina Rev.,
                   Series 2006 A, 5.00%, 10/1/16
                   (MBIA)                                                1,730
--------------------------------------------------------------------------------
            1,000  University of North Carolina
                   Rev., Series 2006 A, 5.00%,
                   10/1/33 (MBIA)                                        1,082
--------------------------------------------------------------------------------
                                                                        14,906
--------------------------------------------------------------------------------
NORTH DAKOTA - 0.3%
--------------------------------------------------------------------------------
            1,500  Grand Forks Health Care
                   System Rev., (Altru Health
                   System Obligation Group),
                   7.125%, 8/15/24                                       1,668
--------------------------------------------------------------------------------
OHIO - 1.8%
--------------------------------------------------------------------------------
            1,000  Cincinnati City School District
                   COP, 4.25%, 12/15/19 (FSA)                            1,020
--------------------------------------------------------------------------------
              500  Erie County Hospital Facilities
                   Rev., Series 2002 A, (Firelands
                   Regional Medical Center),
                   4.50%, 8/15/07                                          502
--------------------------------------------------------------------------------
            1,150  Mad River Local School District
                   GO, (Classroom Facilities),
                   5.75%, 12/1/12, Prerefunded
                   at 100% of Par (FGIC)(2)                              1,286
--------------------------------------------------------------------------------
            1,700  Milford Exempt Village School
                   District GO, (School Improvement),
                   6.00%, 12/1/11 (FSA)                                  1,892
--------------------------------------------------------------------------------
            1,005  Ohio GO, Series 2005 A,
                   (Infrastructure Improvement),
                   5.00%, 9/1/11                                         1,070
--------------------------------------------------------------------------------
            1,365  Ohio GO, Series 2005 A,
                   (Infrastructure Improvement),
                   5.00%, 9/1/12                                         1,469
--------------------------------------------------------------------------------
              750  Ohio Higher Educational Facility
                   Commission Rev., Series 1990 B,
                   (Case Western Reserve University),
                   6.50%, 10/1/20                                          933
--------------------------------------------------------------------------------
            1,505  Summit County GO, 5.75%,
                   12/1/12, Prerefunded at 101%
                   of Par (FGIC)(2)                                      1,692
--------------------------------------------------------------------------------
            1,550  Tri Valley Local School District
                   GO, 5.75%, 12/1/21 (FGIC)                             1,711
--------------------------------------------------------------------------------
                                                                        11,575
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

------
19

Tax-Free Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
OKLAHOMA - 3.3%
--------------------------------------------------------------------------------
           $1,000  Comanche County Hospital Auth.
                   Rev., 5.00%, 7/1/11 (RADIAN)                       $  1,052
--------------------------------------------------------------------------------
            1,525  Comanche County Hospital Auth.
                   Rev., 5.00%, 7/1/12 (RADIAN)                          1,618
--------------------------------------------------------------------------------
            1,730  Durant Community Facilities Auth.
                   GO, 5.75%, 11/1/24 (XLCA)                             1,964
--------------------------------------------------------------------------------
            1,135  McClain County Economic
                   Development Auth. Rev,
                   (Newcastle Public Schools),
                   5.00%, 9/1/10                                         1,175
--------------------------------------------------------------------------------
              750  McClain County Economic
                   Development Auth. Rev,
                   (Newcastle Public Schools),
                   5.00%, 9/1/11                                           782
--------------------------------------------------------------------------------
              500  McClain County Economic
                   Development Auth. Rev,
                   (Newcastle Public Schools),
                   5.00%, 9/1/12                                           526
--------------------------------------------------------------------------------
            1,640  McClain County Economic
                   Development Auth. Rev,
                   (Newcastle Public Schools),
                   5.00%, 9/1/13                                         1,731
--------------------------------------------------------------------------------
            1,300  Oklahoma County Finance Auth.
                   Rev., (Western Heights Public
                   Schools), 4.00%, 9/1/10
                   (Assured Guaranty)                                    1,319
--------------------------------------------------------------------------------
            1,730  Pottawatomie County Facilities
                   Auth. Rev., (Shawnee Public
                   Schools), 5.00%, 9/1/14                               1,818
--------------------------------------------------------------------------------
            1,710  Pottawatomie County Facilities
                   Auth. Rev., (Shawnee Public
                   Schools), 5.00%, 9/1/15                               1,794
--------------------------------------------------------------------------------
            1,130  Pottawatomie County Facilities
                   Auth. Rev., (Shawnee Public
                   Schools), 5.00%, 9/1/16                               1,184
--------------------------------------------------------------------------------
            1,000  Tulsa County Industrial Auth.
                   Rev., (Owasso Public Schools),
                   4.00%, 9/1/09 (Assured Guaranty)                      1,011
--------------------------------------------------------------------------------
            5,225  Tulsa County Industrial Auth.
                   Rev., Series 2005 C, 5.00%,
                   5/15/10 (FSA)(1)                                      5,474
--------------------------------------------------------------------------------
                                                                        21,448
--------------------------------------------------------------------------------
OREGON - 1.8%
--------------------------------------------------------------------------------
            1,000  City of Eugene GO, (Public Safety
                   Park & Open Space), 4.00%,
                   6/1/14 (Ambac)                                        1,029
--------------------------------------------------------------------------------
            2,015  Clackamas County School Distrist
                   No. 62 GO, 5.50%, 6/15/10
                   (School Bond Guarantee)(1)                            2,147
--------------------------------------------------------------------------------
            2,000  Cow Creek Band of Umpqua
                   Tribe of Indians Rev., Series
                   2006 C, 5.625%, 10/1/26                               2,055
--------------------------------------------------------------------------------
              400  Oregon State Facilities Auth.
                   Rev., Series 2005 A, (Linfield
                   College), 5.00%, 10/1/13                                424
--------------------------------------------------------------------------------
              925  Oregon State Facilities Auth.
                   Rev., Series 2005 A, (Linfield
                   College), 5.00%, 10/1/14                                983
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $4,750  Tri-County Metropolitan
                   Transportation District Rev.,
                   (Payroll Tax & Grant Receipt),
                   4.00%, 5/1/14 (MBIA)(1)                            $  4,790
--------------------------------------------------------------------------------
                                                                        11,428
--------------------------------------------------------------------------------
PENNSYLVANIA - 5.3%
--------------------------------------------------------------------------------
            2,250  Allegheny County Industrial
                   Development Auth. Rev.,
                   (Residential Resource Inc.),
                   4.75%, 9/1/14                                         2,305
--------------------------------------------------------------------------------
            1,150  Central Dauphin School District
                   GO, 7.00%, 2/1/27 (MBIA)                              1,443
--------------------------------------------------------------------------------
           15,805  City of Pittsburgh GO, Series
                   2006 B, 5.25%, 9/1/16 (FSA)(1)                       17,770
--------------------------------------------------------------------------------
            2,580  East Stroudsburg Area School
                   District GO, 7.75%, 9/1/28
                   (FSA/State Aid Withholding)(3)                        3,403
--------------------------------------------------------------------------------
            1,000  Oxford Area School District GO,
                   Series 2001 A, 5.50%, 2/15/12,
                   Prerefunded at 100% of Par
                   (FGIC/State Aid Withholding)(2)                       1,093
--------------------------------------------------------------------------------
            2,975  Philadelphia School District GO,
                   Series 2002 A, 5.25%, 2/1/11
                   (FSA/State Aid Withholding)                           3,167
--------------------------------------------------------------------------------
            4,380  Philadelphia School District GO,
                   Series 2002 A, 5.50%, 2/1/12,
                   Prerefunded at 100% of Par
                   (FSA/State Aid Withholding)(1)(2)                     4,785
--------------------------------------------------------------------------------
                                                                        33,966
--------------------------------------------------------------------------------
PUERTO RICO - 2.0%
--------------------------------------------------------------------------------
            3,000  Puerto Rico Commonwealth GO,
                   Series 2006 A, 5.25%, 7/1/26                          3,280
--------------------------------------------------------------------------------
            3,000  Puerto Rico Commonwealth GO,
                   Series 2006 B, 5.25%, 7/1/17                          3,312
--------------------------------------------------------------------------------
            2,000  Puerto Rico Infrastructure
                   Financing Auth. Special Tax Rev.,
                   Series 2006 B, 5.00%, 7/1/13                          2,138
--------------------------------------------------------------------------------
            3,700  Puerto Rico Municipal Finance
                   Agency GO, Series 2005 A,
                   5.00%, 8/1/11                                         3,892
--------------------------------------------------------------------------------
                                                                        12,622
--------------------------------------------------------------------------------
RHODE ISLAND - 0.5%
--------------------------------------------------------------------------------
            1,000  Cranston GO, 6.375%,
                   11/15/09, Prerefunded at
                   101% of Par (FGIC)(2)                                 1,089
--------------------------------------------------------------------------------
            2,000  Rhode Island Depositors
                   Economic Protection Corp.
                   Special Obligation Rev., Series
                   1993 A, 6.25%, 8/1/16 (MBIA)(2)                       2,414
--------------------------------------------------------------------------------
                                                                         3,503
--------------------------------------------------------------------------------
SOUTH CAROLINA - 4.8%
--------------------------------------------------------------------------------
            5,455  Charleston Educational Excellence
                   Finance Corp. Rev., (Charleston
                   County School District),
                   5.00%, 12/1/19(1)                                     5,904
--------------------------------------------------------------------------------
            1,700  Florence Water & Sewer Rev.,
                   7.50%, 3/1/18 (Ambac)                                 1,920
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
20

Tax-Free Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $1,060  Kershaw County Rev.,
                   (School Improvements), 5.00%,
                   12/1/17 (CIFG)                                     $  1,159
--------------------------------------------------------------------------------
            2,260  Kershaw County Rev.,
                   (School Improvements), 5.00%,
                   12/1/18 (CIFG)                                        2,465
--------------------------------------------------------------------------------
            2,000  Kershaw County Rev.,
                   (School Improvements), 5.00%,
                   12/1/19 (CIFG)                                        2,173
--------------------------------------------------------------------------------
            3,000  Kershaw County Rev.,
                   (School Improvements), 5.00%,
                   12/1/20 (CIFG)                                        3,254
--------------------------------------------------------------------------------
            2,300  Lancaster Educational Assistance
                   Program Inc. Rev., (School
                   District Lancaster County),
                   5.00%, 12/1/26                                        2,399
--------------------------------------------------------------------------------
            3,500  Laurens County School District
                   No. 55 Rev., 5.25%, 12/1/30                           3,731
--------------------------------------------------------------------------------
              875  Piedmont Municipal Power
                   Agency Rev., 6.75%, 1/1/19 (FGIC)                     1,107
--------------------------------------------------------------------------------
              625  Piedmont Municipal Power Agency
                   Rev., 6.75%, 1/1/19 (FGIC)(2)                           803
--------------------------------------------------------------------------------
              375  Piedmont Municipal Power Agency
                   Rev., Series 1991 A, 6.50%,
                   1/1/16 (FGIC)                                           454
--------------------------------------------------------------------------------
              140  Piedmont Municipal Power Agency
                   Rev., Series 1991 A, 6.50%,
                   1/1/16 (FGIC)(2)                                        171
--------------------------------------------------------------------------------
              485  Piedmont Municipal Power Agency
                   Rev., Series 1991 A, 6.50%,
                   1/1/16 (FGIC)(2)                                        591
--------------------------------------------------------------------------------
            3,195  South Carolina Jobs Economic
                   Development Auth. Hospital
                   Facilities Rev., Series 2003 C,
                   (Palmetto Health), 5.50%,
                   8/1/09 (ACA)                                          3,329
--------------------------------------------------------------------------------
            1,095  Spartanburg County Health
                   Services District Inc. Hospital
                   Rev., 5.50%, 4/15/16 (FSA)                            1,189
--------------------------------------------------------------------------------
                                                                        30,649
--------------------------------------------------------------------------------
TENNESSEE - 0.7%
--------------------------------------------------------------------------------
            4,105  Chattanooga Health Educational &
                   Housing Facility Board Rev., Series
                   2005 A, (Campus Development
                   Foundation, Inc. Phase I LLC),
                   5.00%, 10/1/15                                        4,261
--------------------------------------------------------------------------------
TEXAS - 7.8%
--------------------------------------------------------------------------------
            1,000  Canadian River Municipal Water
                   Auth. Rev., (Conjunctive Use
                   Groundwater), 5.00%, 2/15/19
                   (Ambac)                                               1,087
--------------------------------------------------------------------------------
            2,035  Cash Special Utility District Rev.,
                   5.25%, 9/1/24 (MBIA)(1)                               2,223
--------------------------------------------------------------------------------
            1,815  Clint Independent School District
                   GO, 6.00%, 2/15/17 (PSF-GTD)                          1,985
--------------------------------------------------------------------------------
              500  Corpus Christi Independent
                   School District GO, 4.00%,
                   8/15/13 (PSF-GTD)                                       502
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $  270  Denison Hospital Auth. Rev.,
                   (Texoma Medical Center), 5.90%,
                   2/15/07, Prerefunded at 102%
                   of Par (ACA)(2)                                    $    277
--------------------------------------------------------------------------------
            2,000  Donna Independent School District
                   GO, 5.00%, 2/15/15 (PSF-GTD)                          2,185
--------------------------------------------------------------------------------
            1,115  Edcouch-Elsa Independent School
                   District GO, 5.00%, 2/15/14
                   (PSF-GTD)                                             1,211
--------------------------------------------------------------------------------
              380  Garza County Public Facility Corp.
                   Rev., 4.50%, 10/1/07                                    381
--------------------------------------------------------------------------------
              400  Garza County Public Facility Corp.
                   Rev., 4.75%, 10/1/08                                    403
--------------------------------------------------------------------------------
              420  Garza County Public Facility Corp.
                   Rev., 4.75%, 10/1/09                                    425
--------------------------------------------------------------------------------
              585  Garza County Public Facility Corp.
                   Rev., 4.75%, 10/1/10                                    594
--------------------------------------------------------------------------------
              610  Garza County Public Facility Corp.
                   Rev., 5.00%, 10/1/11                                    628
--------------------------------------------------------------------------------
            2,015  Garza County Public Facility Corp.
                   Rev., 5.00%, 10/1/13                                  2,088
--------------------------------------------------------------------------------
            1,115  Garza County Public Facility Corp.
                   Rev., 5.25%, 10/1/14                                  1,174
--------------------------------------------------------------------------------
            1,225  Garza County Public Facility Corp.
                   Rev., 5.25%, 10/1/15                                  1,294
--------------------------------------------------------------------------------
            1,145  Garza County Public Facility Corp.
                   Rev., 5.25%, 10/1/16                                  1,212
--------------------------------------------------------------------------------
            1,000  Garza County Public Facility Corp.
                   Rev., 5.50%, 10/1/16                                  1,072
--------------------------------------------------------------------------------
            1,000  Gregg County Health Facilities
                   Development Corp. Rev., Series
                   2006 A, (Good Shepherd Medical
                   Center), 5.00%, 10/1/16                               1,064
--------------------------------------------------------------------------------
              815  Harris County Housing Finance
                   Corporation Rev., (Las Americas
                   Apartments), 4.90%,
                   3/1/11 (FNMA)                                           829
--------------------------------------------------------------------------------
              700  Hays Consolidated Independent
                   School District GO, 5.20%,
                   8/15/11 (PSF-GTD)(2)(4)                                 589
--------------------------------------------------------------------------------
            2,300  Hays Consolidated Independent
                   School District GO, 5.20%,
                   8/15/11 (PSF-GTD)(4)                                  1,930
--------------------------------------------------------------------------------
            1,295  Hidalgo County GO, 5.50%,
                   8/15/19 (FGIC)                                        1,425
--------------------------------------------------------------------------------
            1,750  Hidalgo County GO, 5.50%,
                   8/15/21 (FGIC)                                        1,925
--------------------------------------------------------------------------------
            1,500  Houston Water & Sewer System
                   Rev., Series 1997 C, (Junior Lien),
                   5.375%, 12/1/07, Prerefunded at
                   101% of Par (FGIC)(2)                                 1,542
--------------------------------------------------------------------------------
            1,375  Kerrville Health Facilities
                   Development Corp. Rev.,
                   (Sid Peterson Memorial Hospital),
                   5.00%, 8/15/11                                        1,425
--------------------------------------------------------------------------------
            1,630  Live Oak GO, 5.25%,
                   8/1/22 (MBIA)                                         1,780
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
21

Tax-Free Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $1,000  Lubbock Health Facilities
                   Development Corp. Rev.,
                   (Lutheran Retirement), 6.00%,
                   3/20/29 (GNMA)                                     $  1,097
--------------------------------------------------------------------------------
            1,740  Montgomery County GO, 5.50%,
                   3/1/24 (Ambac)                                        1,922
--------------------------------------------------------------------------------
              550  Pasadena Independent School
                   District GO, Series 2001 A, 6.05%,
                   2/15/16 (PSF-GTD)                                       645
--------------------------------------------------------------------------------
            1,500  Pearland Independent School
                   District GO, 6.00%, 2/15/09,
                   Prerefunded at 100% of
                   Par (PSF-GTD)(2)                                      1,579
--------------------------------------------------------------------------------
            2,000  San Antonio Electric and Gas
                   Rev., 7.10%, 2/1/09 (FGIC)(2)(4)                      1,850
--------------------------------------------------------------------------------
            1,505  Seguin Independent School
                   District GO, 5.25%,
                   4/1/23(PSF-GTD)                                       1,647
--------------------------------------------------------------------------------
            2,120  Southside Independent School
                   District GO, Series 2004 A,
                   5.25%, 8/15/25 (PSF-GTD)                              2,318
--------------------------------------------------------------------------------
            2,345  Texas Municipal Power Agency
                   COP, (Sub-Lien), 4.00%,
                   9/1/09 (FGIC)                                         2,352
--------------------------------------------------------------------------------
              950  Texas Public Finance Auth.
                   Building Rev., (Technical College),
                   6.25%, 8/1/09 (MBIA)                                    990
--------------------------------------------------------------------------------
            1,000  Travis County Health Facilities
                   Development Corp. Rev., Series
                   1999 A, (Ascension Health
                   Credit), 5.875%, 11/15/09, Prerefunded
                   at 101% of Par (Ambac)(2)                             1,074
--------------------------------------------------------------------------------
            1,265  West Oso Independent School
                   District GO, 5.50%,
                   8/15/26 (PSF-GTD)                                     1,387
--------------------------------------------------------------------------------
            1,705  Williamson County GO,
                   (Pass-Through Toll & Limited Tax),
                   4.25%, 2/15/20 (FSA)                                  1,723
--------------------------------------------------------------------------------
                                                                        49,834
--------------------------------------------------------------------------------
U.S. VIRGIN ISLANDS - 0.3%
--------------------------------------------------------------------------------
            2,000  Virgin Islands Public Finance
                   Auth. Rev., Series 1998 A,
                   (Senior Lien), 5.20%, 10/1/09                         2,065
--------------------------------------------------------------------------------
UTAH - 1.6%
--------------------------------------------------------------------------------
            1,000  Salt Lake City Hospital Rev., Series
                   1988 A, (Intermountain Health
                   Corporation), 8.125%, 5/15/15(2)                      1,187
--------------------------------------------------------------------------------
            1,495  Utah County Municipal Building
                   Auth. Lease Rev., 5.00%, 11/1/09
                   (Ambac)(2)                                            1,557
--------------------------------------------------------------------------------
            1,915  Utah County Municipal Building
                   Auth. Lease Rev., 5.25%, 11/1/11,
                   Prerefunded at 100% of Par
                   (Ambac)(2)                                            2,060
--------------------------------------------------------------------------------
            1,820  Utah County Municipal Building
                   Auth. Lease Rev., 5.25%, 11/1/11,
                   Prerefunded at 100% of
                   Par (Ambac)(2)                                        1,957
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $1,000  Utah County Municipal Building
                   Auth. Lease Rev., 5.50%, 11/1/11,
                   Prerefunded at 100% of
                   Par (Ambac)(2)                                     $  1,087
--------------------------------------------------------------------------------
            1,130  West Valley City Municipal
                   Building Auth. Lease Rev., Series
                   2002 A, 5.00%, 8/1/10 (Ambac)                         1,184
--------------------------------------------------------------------------------
            1,305  West Valley City Utility Sales Tax
                   Rev., Series 2001 A, 5.50%,
                   7/15/16 (MBIA)                                        1,414
--------------------------------------------------------------------------------
                                                                        10,446
--------------------------------------------------------------------------------
VIRGINIA - 0.4%
--------------------------------------------------------------------------------
            1,500  Fairfax County COP, 5.30%,
                   4/15/23                                               1,620
--------------------------------------------------------------------------------
            1,115  Pittsylvania County GO, Series
                   2001 B, 5.75%, 3/1/18 (MBIA)                          1,229
--------------------------------------------------------------------------------
                                                                         2,849
--------------------------------------------------------------------------------
WASHINGTON - 8.7%
--------------------------------------------------------------------------------
            1,000  Benton County Public Utility
                   District No. 1 Rev., Series 2001 A,
                   5.625%, 11/1/19 (FSA)                                 1,087
--------------------------------------------------------------------------------
            5,000  City of Tacoma Electric System
                   Rev., Series 2001 A, 5.625%,
                   1/1/11, Prerefunded at 101%
                   of Par (FSA)(1)(2)                                    5,437
--------------------------------------------------------------------------------
            1,000  Cowlitz County Kelso School
                   District No. 458 GO, 5.75%,
                   12/1/18 (FSA)                                         1,104
--------------------------------------------------------------------------------
              500  Energy Northwest Rev., 5.00%,
                   7/1/10 (MBIA)                                           524
--------------------------------------------------------------------------------
            1,750  Energy Northwest Rev., 4.75%,
                   7/1/20 (MBIA)                                         1,838
--------------------------------------------------------------------------------
            3,500  Energy Northwest Rev., Series
                   2002 A, (Columbia Generating),
                   5.75%, 7/1/18 (MBIA)                                  3,867
--------------------------------------------------------------------------------
           10,000  Energy Northwest Rev., Series
                   2002 B, (Columbia Generating),
                   6.00%, 7/1/18 (Ambac)(1)                             11,174
--------------------------------------------------------------------------------
            1,000  Grays Harbor County Public
                   Utility District No. 1 Rev., 5.00%,
                   7/1/23 (FGIC)(3)                                      1,083
--------------------------------------------------------------------------------
            1,555  King County Lake Washington
                   School District No. 414 GO,
                   5.75%, 12/1/15, Prerefunded
                   at 100% of Par(2)                                     1,739
--------------------------------------------------------------------------------
            1,000  King County Public Hospital
                   District No. 2 GO, (Evergreen
                   Healthcare), 5.00%,
                   12/1/14 (MBIA)                                        1,091
--------------------------------------------------------------------------------
            1,000  Kitsap County School District
                   No. 303 Bainbridge Island GO,
                   5.00%, 12/1/17 (MBIA/School
                   Bond Guarantee)                                       1,098
--------------------------------------------------------------------------------
            1,260  Mason County Shelton School
                   District No. 309 GO, 5.625%,
                   12/1/17 (FGIC)                                        1,373
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
22

Tax-Free Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $1,120  Metropolitan Park District of
                   Tacoma GO, 6.00%, 12/1/11,
                   Prerefunded at 100% of Par
                   (Ambac)(2)                                         $  1,246
--------------------------------------------------------------------------------
            1,000  Metropolitan Park District of
                   Tacoma GO, 6.00%, 12/1/11,
                   Prerefunded at 100% of
                   Par (Ambac)(2)                                        1,112
--------------------------------------------------------------------------------
            6,715  Snohomish County Edmonds
                   School District No. 15 GO,
                   5.00%, 12/1/17 (FGIC/School
                   Bond Guarantee)(1)                                    7,372
--------------------------------------------------------------------------------
            1,720  University of Washington Rev.,
                   (Student Facilities Fee), 5.875%,
                   6/1/10, Prerefunded at
                   101% of Par (FSA)(2)                                  1,868
--------------------------------------------------------------------------------
            3,240  Washington Economic Development
                   Finance Auth. Rev., Series 2006 J,
                   (Washington Biomedical Research
                   Properties II), 5.00%, 6/1/23 (MBIA)                  3,495
--------------------------------------------------------------------------------
            1,000  Washington GO, Series 1990 A,
                   6.75%, 2/1/15                                         1,164
--------------------------------------------------------------------------------
            4,570  Washington Public Power Supply
                   System Rev., Series 1998 A,
                   (Nuclear Project No. 2), 5.00%,
                   7/1/12 (FSA)(1)                                       4,752
--------------------------------------------------------------------------------
            1,500  Whitman County Pullman School
                   District No. 267 GO, 5.625%,
                   12/1/16 (FSA)                                         1,649
--------------------------------------------------------------------------------
            1,675  Yakima County School District
                   No. 208 West Valley GO, 5.00%,
                   12/1/18 (MBIA/School Bond Guaranty)                   1,842
--------------------------------------------------------------------------------
                                                                        55,915
--------------------------------------------------------------------------------
WISCONSIN - 1.0%
--------------------------------------------------------------------------------
            1,990  Wisconsin Clean Water Rev.,
                   6.875%, 6/1/11                                        2,203
--------------------------------------------------------------------------------
            2,590  Wisconsin Health & Educational
                   Facilities Auth. Rev., (Aurora
                   Medical Group), 6.00%,
                   11/15/10 (FSA)                                        2,813
--------------------------------------------------------------------------------
              500  Wisconsin Health & Educational
                   Facilities Auth. Rev., (Blood Center
                   Southeastern), 5.50%, 6/1/24                            539
--------------------------------------------------------------------------------
              750  Wisconsin Health & Educational
                   Facilities Auth. Rev., (Blood Center
                   Southeastern), 5.75%, 6/1/34                            826
--------------------------------------------------------------------------------
                                                                         6,381
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $609,935)                                                        633,731
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 0.9%

ALASKA - 0.2%
--------------------------------------------------------------------------------
           $1,000  Northern Tobacco Securitization
                   Corp. Rev., (MT 279), VRDN,
                   3.54%, 12/7/06 (LOC: Merril
                   Lynch Capital Services)                            $  1,000
--------------------------------------------------------------------------------
ARIZONA - 0.2%
--------------------------------------------------------------------------------
              650  Phoenix Industrial Development
                   Auth. Rev., Series 2003 A,
                   (Southwest Human Development),
                   VRDN, 3.46%, 12/7/06                                    650
--------------------------------------------------------------------------------
              475  Pima County Industrial
                   Development Auth. Rev.,
                   (Tucson Electric), VRDN, 3.55%,
                   12/6/06 (LOC: Bank of New York)                         475
--------------------------------------------------------------------------------
                                                                         1,125
--------------------------------------------------------------------------------
FLORIDA - 0.4%
--------------------------------------------------------------------------------
            1,500  Alachua County Health Facilities
                   Auth. Rev., Series 2002 A,
                   (Shands Teaching Hospital and
                   Clinics Inc. Revolving Loan
                   Program), VRDN, 3.65%,
                   12/1/06 (LOC: SunTrust Bank)                          1,500
--------------------------------------------------------------------------------
            1,200  Sunshine State Governmental
                   Financing Commission Rev., VRDN,
                   3.75%, 12/1/06 (Ambac)                                1,200
--------------------------------------------------------------------------------
                                                                         2,700
--------------------------------------------------------------------------------
TENNESSEE - 0.1%
--------------------------------------------------------------------------------
              500  Clarksville Public Building
                   Authority Rev., (Tennessee
                   Municipal Bond Fund), VRDN,
                   3.65%, 12/1/06 (LOC: Bank
                   of America N.A.)                                        500
--------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES
(Cost $5,325)                                                            5,325
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $615,260)                                                        639,056
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%                                     1,443
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                            $640,499
================================================================================

See Notes to Financial Statements.              (continued)

------
23

Tax-Free Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

FUTURES CONTRACTS
                                                     Underlying Face   Unrealized
      Contracts Purchased          Expiration Date   Amount at Value   Gain (Loss)
----------------------------------------------------------------------------------
484  U.S. Treasury 2-Year Notes      March 2007          $99,220           $212
                                                     =============================

                                                     Underlying Face   Unrealized
        Contracts Sold             Expiration Date   Amount at Value   Gain (Loss)
----------------------------------------------------------------------------------
578  U.S. Treasury 10-Year Notes     March 2007          $63,110         $(494)
                                                     =============================

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

Ambac = Ambac Assurance Corporation

CIFG = CDC IXIS Financial Guaranty North America

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

MBIA-IBC = MBIA Insured Bond Certificates

PSF-GTD = Permanent School Fund - Guaranteed

RADIAN = Radian Asset Assurance, Inc.

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective November 30, 2006.

XLCA = XL Capital Ltd.

(1) Security, or a portion thereof, has been segregated for futures contracts and/or when-issued securities.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) When-issued security.

(4) Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

------
24

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect

(continued)

------
25

Shareholder Fee Examples (Unaudited)

any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                      BEGINNING         ENDING      DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE     6/1/06 -        EXPENSE
                        6/1/06         11/30/06        11/30/06        RATIO*
--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000        $1,016.00          $2.63          0.52%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000        $1,022.46          $2.64          0.52%
--------------------------------------------------------------------------------
TAX-FREE BOND SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000        $1,038.80          $2.50          0.49%
--------------------------------------------------------------------------------
Institutional
Class                   $1,000        $1,039.80          $1.48          0.29%
--------------------------------------------------------------------------------
Advisor Class           $1,000        $1,037.50          $3.78          0.74%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000        $1,022.61          $2.48          0.49%
--------------------------------------------------------------------------------
Institutional
Class                   $1,000        $1,023.61          $1.47          0.29%
--------------------------------------------------------------------------------
Advisor Class           $1,000        $1,021.36          $3.75          0.74%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
26

Statement of Assets and Liabilities

NOVEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
                                                     TAX-FREE
(AMOUNTS IN THOUSANDS EXCEPT AS NOTED)             MONEY MARKET    TAX-FREE
BOND
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities,
at value (cost of $275,936
and $615,260, respectively)                          $275,936         $639,056
------------------------------------
Cash                                                      269               64
------------------------------------
Receivable for investments sold                            --              844
------------------------------------
Interest receivable                                     1,434            9,130
------------------------------------
Prepaid portfolio insurance                                 9               --
--------------------------------------------------------------------------------
                                                      277,648          649,094
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                       1,440            7,816
------------------------------------
Payable for variation margin
on futures contracts                                       --              129
------------------------------------
Accrued management fees                                   110              249
------------------------------------
Dividends payable                                           8              401
--------------------------------------------------------------------------------
                                                        1,558            8,595
--------------------------------------------------------------------------------
Net Assets                                           $276,090         $640,499
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital paid in                                      $276,138         $619,367
------------------------------------
Accumulated net realized loss
on investment transactions                                (48)          (2,382)
------------------------------------
Net unrealized appreciation
on investments                                             --           23,514
--------------------------------------------------------------------------------
                                                     $276,090         $640,499
================================================================================
INVESTOR CLASS ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                       $276,089,713     $631,397,919
------------------------------------
Shares outstanding                                276,138,022       58,109,259
------------------------------------
Net asset value per share                               $1.00           $10.87
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                N/A       $8,764,095
------------------------------------
Shares outstanding                                        N/A          806,583
------------------------------------
Net asset value per share                                 N/A           $10.87
--------------------------------------------------------------------------------
ADVISOR CLASS ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                N/A         $337,048
------------------------------------
Shares outstanding                                        N/A           31,019
------------------------------------
Net asset value per share                                 N/A           $10.87
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
27

Statement of Operations

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
                                                      TAX-FREE
(AMOUNTS IN THOUSANDS)                              MONEY MARKET   TAX-FREE BOND
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------
Interest                                               $5,010          $13,989
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------
Management fees                                           668            1,540
--------------------------------------
Trustees' fees and expenses                                 7               18
--------------------------------------
Portfolio insurance                                        27               --
--------------------------------------------------------------------------------
                                                          702            1,558
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                            4,308           12,431
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
--------------------------------------
Investment transactions                                    (1)            (601)
--------------------------------------
Futures transactions                                       --           (1,121)
--------------------------------------------------------------------------------
                                                           (1)          (1,722)
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
--------------------------------------
Investments                                                --           12,872
--------------------------------------
Futures                                                    --             (282)
--------------------------------------------------------------------------------
                                                           --           12,590
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                    (1)          10,868
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                              $4,307          $23,299
================================================================================

See Notes to Financial Statements.

------
28

Statement of Changes in Net Assets

SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED) AND YEAR ENDED MAY 31, 2006
---------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                      TAX-FREE MONEY MARKET             TAX-FREE BOND
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS       NOV. 30, 2006   MAY 31, 2006   NOV. 30, 2006   MAY 31, 2006
---------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------
Net investment income (loss)                $  4,308       $  7,010       $ 12,431        $ 24,108
----------------------------------------
Net realized gain (loss)                          (1)            12         (1,722)          1,187
----------------------------------------
Change in net unrealized
appreciation (depreciation)                       --             --         12,590         (13,084)
---------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                                4,307          7,022         23,299          12,211
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------
From net investment income:
---------------------------------
  Investor Class                              (4,308)        (7,010)       (12,260)        (23,809)
----------------------------------------
  Institutional Class                             --             --           (169)           (328)
----------------------------------------
  Advisor Class                                   --             --             (2)             (1)
----------------------------------------
From net realized gains:
----------------------------------------
  Investor Class                                  --             --             --            (451)
----------------------------------------
  Institutional Class                             --             --             --              (6)
----------------------------------------
  Advisor Class                                   --             --             --              --
---------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                            (4,308)        (7,010)       (12,431)        (24,595)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
---------------------------------
Net increase (decrease)
in net assets from
capital share transactions                     3,883        (12,655)       (43,668)         66,467
---------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS          3,882        (12,643)       (32,800)         54,083

---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of period                          272,208        284,851        673,299         619,216
---------------------------------------------------------------------------------------------------
End of period                               $276,090       $272,208       $640,499        $673,299
===================================================================================================

See Notes to Financial Statements.

------
29

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Money Market Fund (Tax-Free Money
Market) and Tax-Free Bond Fund (Tax-Free Bond) (collectively, the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940
Act. The funds' investment objective is to seek safety of principal and high current income that is exempt from federal income tax. Tax-Free Money Market invests primarily in cash-equivalent, high-quality municipal obligations.
Tax-Free Bond invests primarily in high-quality municipal obligations. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Tax-Free Money Market is authorized to issue the Investor
Class. Tax-Free Bond is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. The Advisor Class of Tax-Free Bond commenced operations on July 29, 2005.

SECURITY VALUATIONS -- Securities of Tax-Free Money Market are valued at amortized cost, which approximates current market value. Securities of Tax-Free
Bond are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and ask prices. Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

FUTURES CONTRACTS -- Tax-Free Bond may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, Tax-Free Bond is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by Tax-Free Bond. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. Tax-Free Bond recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain
(loss) on futures transactions and unrealized appreciation (depreciation) on futures, respectively.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. Tax-Free Money Market does not

(continued)

------
30

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications.
The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of
(1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.1570% to 0.2700% for Tax-Free Money Market.
The rates for the Investment Category Fee range from 0.1625% to 0.2800% for
Tax-Free Bond. Rates for the Complex Fee range from 0.2500% to 0.3100% for the
Investor Class. The Institutional Class and the Advisor Class are 0.2000% and
0.2500%, respectively, less at each point within the Complex Fee Range. The effective annual management fee for the Investor Class of Tax-Free Money Market
and Tax-Free Bond for the six months ended November 30, 2006 was 0.49% and
0.48%, respectively. The effective annual management fee for the Institutional
Class and the Advisor Class of Tax-Free Bond for the six months ended November
30, 2006 was 0.28% and 0.23%, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended November 30, 2006, are detailed in the Statement of
Operations.

MONEY MARKET INSURANCE -- Tax-Free Money Market, along with other money market funds managed by ACIM, have entered into an insurance agreement with Ambac
Assurance Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. Tax-Free Money Market pays annual premiums to Ambac, which are amortized daily over one year. For the six months ended November 30, 2006, the annualized ratio of money market insurance expense to average net assets was 0.02%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services, LLC.

Tax-Free Bond has a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

(continued)

------
31

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities for Tax-Free Bond, excluding short-term investments, for the six months ended November 30, 2006, were
$192,395 and $166,730, respectively.

All investment transactions for Tax-Free Money Market were considered short-term during the six months ended November 30, 2006.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                          TAX-FREE MONEY MARKET      TAX-FREE BOND
--------------------------------------------------------------------------------------
                                            SHARES      AMOUNT      SHARES    AMOUNT
--------------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 2006
---------------------------------------
Sold                                        91,943     $91,943      8,840     $95,047
---------------------------------------
Issued in reinvestment of distributions      4,242       4,242        875       9,408
---------------------------------------
Redeemed                                   (92,302)    (92,302)   (13,976)   (149,229)
--------------------------------------------------------------------------------------
Net increase (decrease)                      3,883      $3,883     (4,261)   $(44,774)
======================================================================================
YEAR ENDED MAY 31, 2006
---------------------------------------
Sold                                       215,988    $215,988     18,991    $204,384
---------------------------------------
Issued in reinvestment of distributions      6,881       6,881      1,750      18,842
---------------------------------------
Redeemed                                  (235,524)   (235,524)   (14,501)   (155,962)
--------------------------------------------------------------------------------------
Net increase (decrease)                    (12,655)   $(12,655)     6,240     $67,264
======================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 2006
---------------------------------------
Sold                                           N/A         N/A         70        $760
---------------------------------------
Issued in reinvestment of distributions                                15         157
---------------------------------------
Redeemed                                                              (11)       (120)
--------------------------------------------------------------------------------------
Net increase (decrease)                                                74        $797
======================================================================================
YEAR ENDED MAY 31, 2006
---------------------------------------
Sold                                           N/A         N/A          9         $93
---------------------------------------
Issued in reinvestment of distributions                                30         321
---------------------------------------
Redeemed                                                             (115)     (1,237)
--------------------------------------------------------------------------------------
Net increase (decrease)                                               (76)      $(823)
======================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 2006
---------------------------------------
Sold                                           N/A         N/A         29        $307
---------------------------------------
Issued in reinvestment of distributions                                --           2
--------------------------------------------------------------------------------------
Net increase (decrease)                                                29        $309
======================================================================================
PERIOD ENDED MAY 31, 2006(1)
---------------------------------------
Sold                                           N/A         N/A          2         $25
---------------------------------------
Issued in reinvestment of distributions                                --           1
--------------------------------------------------------------------------------------
Net increase (decrease)                                                 2         $26
======================================================================================

(1) July 29, 2005 (commencement of sale) through May 31, 2006.

(continued)

------
32

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED) (AMOUNTS IN THOUSANDS)

5. BANK LINE OF CREDIT

Tax-Free Bond, along with certain other funds managed by ACIM or American
Century Global Investment Management, Inc., has a $500 million unsecured bank line of credit agreement with JPMCB. Tax-Free Bond may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. Tax-Free
Bond did not borrow from the line during the six months ended November 30, 2006.

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2006, the federal tax cost of investments were as follows:

                                                      TAX-FREE
                                                    MONEY MARKET   TAX-FREE
BOND
--------------------------------------------------------------------------------
Federal tax cost of investments                       $275,936        $615,260
================================================================================
Gross tax appreciation of investments                       --         $23,900
-------------------------------------------------
Gross tax depreciation of investments                       --            (104)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments          --         $23,796
================================================================================

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

As of May 31, 2006, Tax-Free Money Market had accumulated capital losses of
$(47), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                            2009       2010       2011       2012       2013
-----------------------------------------------------------------------------
Tax-Free Money Market       $(33)      $(9)        --        $(4)       $(1)
-----------------------------------------------------------------------------

Tax-Free Bond had $(659) of capital loss deferrals, which represent net capital losses incurred in the seven-month period ended May 31, 2006. Tax-Free Bond has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
33

Tax-Free Money Market - Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
-------------------------------------------------------------------------------------------------
                                                          INVESTOR CLASS
-------------------------------------------------------------------------------------------------
                                  2006(1)      2006       2005       2004       2003      2002
-------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
-------------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment Income (Loss)      0.02       0.02       0.01       0.01       0.01       0.02
-------------------------------------------------------------------------------------------------
Distributions
-------------------------------
  From Net Investment Income       (0.02)     (0.02)     (0.01)     (0.01)     (0.01)     (0.02)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
=================================================================================================
  TOTAL RETURN(2)                   1.60%      2.51%      1.33%      0.64%      1.05%      1.64%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets            0.52%(3)      0.52%      0.51%      0.51%      0.51%      0.51%
-------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets     3.17%(3)      2.47%      1.31%      0.65%      1.04%      1.62%
-------------------------------
Net Assets, End of Period
(in thousands)                   $276,090   $272,208   $284,851   $276,245   $272,256   $250,035
-------------------------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

------
34

Tax-Free Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
---------------------------------------------------------------------------------------------------------
                                                                INVESTOR CLASS
---------------------------------------------------------------------------------------------------------
                                          2006(1)     2006       2005      2004        2003        2002
---------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                       $10.67     $10.88     $10.71    $11.19      $10.63      $10.50
---------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)              0.21       0.40       0.38      0.37        0.39        0.44
---------------------------------
  Net Realized and Unrealized
  Gain (Loss)                               0.20      (0.20)      0.17     (0.45)       0.58        0.22
---------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations                     0.41       0.20       0.55     (0.08)       0.97        0.66
---------------------------------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income               (0.21)     (0.40)     (0.38)    (0.37)      (0.39)      (0.44)
---------------------------------
  From Net Realized Gains                     --      (0.01)        --     (0.03)      (0.02)      (0.09)
---------------------------------------------------------------------------------------------------------
  Total Distributions                      (0.21)     (0.41)     (0.38)    (0.40)      (0.41)      (0.53)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $10.87     $10.67     $10.88    $10.71      $11.19      $10.63
=========================================================================================================
  TOTAL RETURN(2)                           3.88%      1.87%      5.16%    (0.79)%      9.31%      6.45%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.49%(3)      0.49%      0.50%      0.51%      0.51%      0.51%
---------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                    3.89%(3)      3.73%      3.46%      3.34%      3.62%      4.14%
---------------------------------
Portfolio Turnover Rate                       27%        79%        77%        60%        57%        86%
---------------------------------
Net Assets, End of Period
(in thousands)                           $631,398   $665,458   $610,420   $583,689   $620,000   $382,447
---------------------------------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

See Notes to Financial Statements.

------
35

Tax-Free Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
---------------------------------------------------------------------------------------------------------
                                                             INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------
                                     2006(1)         2006           2005           2004          2003(2)
---------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                  $10.67         $10.88         $10.71         $11.19          $10.90
---------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)         0.22           0.42           0.40           0.39            0.05
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)               0.20          (0.20)          0.17          (0.45)           0.29
---------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations                0.42           0.22           0.57          (0.06)           0.34
---------------------------------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income          (0.22)         (0.42)         (0.40)         (0.39)          (0.05)
---------------------------------
  From Net Realized Gains                --          (0.01)            --          (0.03)             --
---------------------------------------------------------------------------------------------------------
  Total Distributions                 (0.22)         (0.43)         (0.40)         (0.42)          (0.05)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $10.87         $10.67         $10.88         $10.71          $11.19
=========================================================================================================
  TOTAL RETURN(3)                      3.98%          2.07%          5.37%         (0.60)%          3.14%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets               0.29%(4)          0.29%          0.30%           0.31%       0.30%(4)
---------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets               4.09%(4)          3.93%          3.66%           3.54%       3.68%(4)
---------------------------------
Portfolio Turnover Rate                  27%            79%            77%             60%         57%(5)
---------------------------------
Net Assets, End of Period
(in thousands)                        $8,764         $7,815         $8,796          $7,711         $7,609
---------------------------------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) April 15, 2003 (commencement of sale) through May 31, 2003.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

------
36

Tax-Free Bond - Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
--------------------------------------------------------------------------------
                                                         ADVISOR CLASS
--------------------------------------------------------------------------------
                                                  2006(1)           2006(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $10.67             $10.83
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------
  Net Investment Income (Loss)                      0.20               0.31
----------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                            0.20              (0.15)
--------------------------------------------------------------------------------
  Total From Investment Operations                  0.40               0.16
--------------------------------------------------------------------------------
Distributions
----------------------------------------
  From Net Investment Income                       (0.20)             (0.31)
----------------------------------------
  From Net Realized Gains                             --              (0.01)
--------------------------------------------------------------------------------
  Total Distributions                              (0.20)             (0.32)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $10.87             $10.67
================================================================================
  TOTAL RETURN(3)                                   3.75%              1.51%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            0.74%(4)           0.74%(4)
----------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                     3.64%(4)           3.52%(4)
----------------------------------------
Portfolio Turnover Rate                               27%             79%(5)
----------------------------------------
Net Assets, End of Period (in thousands)             $337                $25
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) July 29, 2005 (commencement of sale) through May 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended May 31, 2006.

See Notes to Financial Statements.

------
37

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
38

Share Class Information

One class of shares is authorized for sale by Tax-Free Money Market: Investor
Class. Three classes of shares are authorized for sale by Tax-Free Bond:
Investor Class, Institutional Class, and Advisor Class. The total expense ratio for Institutional Class shares is lower than that of Investor Class shares. The total expense ratio for Advisor Class shares is higher than that of Investor
Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
39

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities of 2-4 years.

The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities greater than 22 years.

The LEHMAN BROTHERS MUNICIPAL 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a market value-weighted index designed for the long-term tax-exempt bond market.

The LEHMAN BROTHERS NON-INVESTMENT-GRADE MUNICIPAL BOND INDEX is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the
U.S. Treasury with a remaining maturity of one year or more.

------
40

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor
©2007 American Century Proprietary Holdings, Inc. All rights reserved.

0612
SH-SAN-52637N

[front cover]

American Century Investments
Semiannual Report

November 30, 2006

[photo of winter scene]

Arizona Municipal Bond Fund
Florida Municipal Bond Fund
Long-Term Tax-Free Fund
High-Yield Municipal Fund

                               [american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the semiannual report for the American
Century Arizona Municipal Bond, Florida Municipal Bond, Long-Term Tax-Free, and
High-Yield Municipal funds for the six months ended November 30, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website, americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar--which issues customer satisfaction ratings and rankings based on website functionality--ranked americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating,
Dalbar's highest designation.

For most of 2006, our website linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of the 2006 tax season, you can also find out more about tax information via a link from our website. We've posted online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so . . .
it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Table of Contents

Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   U.S. Fixed-Income Total Returns . . . . . . . . . . . . . . . . . . . . . . 2

ARIZONA MUNICIPAL BOND

FLORIDA MUNICIPAL BOND

LONG-TERM TAX-FREE

HIGH-YIELD MUNICIPAL

FINANCIAL STATEMENTS

Financial Highlights                                                          53

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of David MacEwen]

BY DAVID MACEWEN, CHIEF INVESTMENT OFFICER, FIXED INCOME

INFLECTION POINTS FOR ECONOMIC GROWTH & FED POLICY

U.S. economic growth slowed during the six months ended November 30, 2006, stifled by high energy costs, the highest short-term interest rates in five years, and a weakening housing market. After expanding at an unsustainable 5.6%
rate in the first quarter of 2006, growth dropped into the 2-3% range.

Despite inflation threats from the volatile energy sector and possible rising labor costs (particularly in the service sector), the Federal Reserve heeded the housing slump (and its threat to consumer spending) and finally snapped its long string of interest rate hikes in August. The Fed remained on hold for the rest of the period to assess mixed economic conditions, reflected in the fact that the current situation was strong enough to support a stock market rally, but the outlook was weak enough to trigger falling yields and higher bond prices.

TREASURY YIELDS INVERTED, LONG-DURATION SECURITIES OUTPERFORMED

Forecasts of slow growth and lower interest rates in 2007 rekindled demand for longer-term fixed-income securities and "inverted" the Treasury yield curve, as the two-year Treasury yield (4.62%) remained higher than the 10- and 30-year yields (4.46% and 4.56%, respectively). All Treasury yields stayed well below the Fed's 5.25% interest rate target, anticipating future rate cuts. Inverted yield curves typically precede economic downturns.

MUNICIPALS TRAILED TAXABLES IN RALLY

While both generated attractive absolute returns, the broad investment-grade municipal market underperformed the broad investment-grade taxable market, which is typical in Treasury rallies. Though the municipal yield curve flattened somewhat, it maintained its upward slope, continuing to offer additional yield for additional maturity risk, unlike the Treasury market. Also, high-yield municipals, which tend to underperform their investment-grade counterparts in rallies, outperformed during the reporting period. Increasing numbers of yield-seeking investors turned to high-yield municipals as yield spreads in the taxable market remained tight.

U.S. FIXED-INCOME TOTAL RETURNS
For the six months ended November 30, 2006*
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL MARKET INDICES
--------------------------------------------------------------------------------
Municipal Bond                                                4.53%
--------------------------------------------------------------------------------
3-Year Municipal Bond                                         2.41%
--------------------------------------------------------------------------------
5-Year General Obligation (GO)                                2.96%
--------------------------------------------------------------------------------
Long-Term Municipal Bond (22+ years)                          6.28%
--------------------------------------------------------------------------------
Non-Investment-Grade (High-Yield)                             6.29%
--------------------------------------------------------------------------------
TAXABLE MARKET RETURNS
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                          5.93%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury Index                           5.63%
--------------------------------------------------------------------------------
3-Month Treasury Bill                                         2.58%
--------------------------------------------------------------------------------
10-Year Treasury Note                                         6.02%
--------------------------------------------------------------------------------
*Total returns for periods less than one year are not annualized.

------

                      THIS PAGE INTENTIONALLY LEFT BLANK

------

Arizona Municipal Bond - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                                ------------------------------
                                                    AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------
                                                                       SINCE     INCEPTION
                      6 MONTHS(1)   1 YEAR      5 YEARS   10 YEARS   INCEPTION      DATE
------------------------------------------------------------------------------------------
INVESTOR CLASS           3.77%       4.98%       4.31%      4.84%      5.34%       4/11/94
------------------------------------------------------------------------------------------
LEHMAN BROTHERS
MUNICIPAL 5-YEAR
GO INDEX                 2.96%       4.07%       4.01%      4.70%      5.13%(2)      --
------------------------------------------------------------------------------------------
LIPPER OTHER STATES
INTERMEDIATE
MUNICIPAL DEBT FUNDS
AVERAGE RETURNS(3)       3.57%       4.47%       3.82%      4.24%      4.71%(4)      --
------------------------------------------------------------------------------------------
Investor Class's
Lipper Ranking as
of 11/30/06(3)             --      26 of 120   15 of 95    5 of 67    6 of 44(4)     --
------------------------------------------------------------------------------------------
Investor Class's
Lipper Ranking as
of 12/31/06(3)             --      21 of 120   15 of 95    5 of 67    6 of 44(4)     --
------------------------------------------------------------------------------------------
A Class                                                                            2/27/04
  No sales charge*       3.64%       4.72%         --         --       2.50%
  With sales charge*    -1.00%      -0.01%         --         --       0.80%
------------------------------------------------------------------------------------------
B Class                                                                            2/27/04
  No sales charge*       3.25%       3.95%         --         --       1.76%
  With sales charge*    -1.75%      -0.05%         --         --       0.69%
------------------------------------------------------------------------------------------
C Class                                                                            2/27/04
  No sales charge*       3.25%       3.94%         --         --       1.73%
  With sales charge*     2.25%       3.94%         --         --       1.73%
------------------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
 1.00%. B Class shares redeemed within six years of purchase are subject to a
 CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. -- A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Since 4/14/94, the date nearest the Investor Class's inception for which data are available.

                                                                    (continued)

------

Arizona Municipal Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made November 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended November 30
-----------------------------------------------------------------------------------------------
                  1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
-----------------------------------------------------------------------------------------------
Investor Class    5.02%   6.83%  -0.09%   6.96%   8.37%   5.99%   5.72%   2.31%   2.62%   4.98%
-----------------------------------------------------------------------------------------------
Lehman Brothers
Municipal
5-Year
GO Index          5.38%   6.32%   1.49%   5.62%   8.24%   6.47%   5.72%   2.36%   1.52%   4.07%
-----------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

Arizona Municipal Bond - Portfolio Commentary

LEAD PORTFOLIO MANAGERS: ALAN KRUSS AND STEVEN PERMUT

PERFORMANCE SUMMARY

Arizona Municipal Bond returned 3.77%* for the six months ended November 30,
2006, the fund's best semiannual-report return since November 30, 2000. The fund's peer group--represented by the average return of Lipper's Other States
Intermediate Municipal Debt Funds--returned 3.57%. The Lehman Brothers Municipal
5-Year GO Index--indicative of the performance of intermediate-term municipal bonds--returned 2.96%.

As discussed in the Market Perspective on page 2, slower U.S. economic growth, the Fed's interest rate pause, and forecasts of slow growth and lower interest rates in 2007 drove these returns. Municipal bonds finished the reporting period with flair, posting their second-biggest November gains since 1999, according to
Lehman Brothers. Seeking yield, investors gravitated toward lower-rated and longer-maturity municipal securities. As a result, the yield gap (spread)
between short- and long-term securities decreased, and spreads between investment- and non-investment-grade municipals remained relatively narrow.
Several of our strategies capitalized on these trends, helping to explain
Arizona Municipal Bond's relative outperformance.

Over time, our repeatable, multi-layered investment approach has provided investors with relative outperformance. For periods ended November 30, 2006,
Arizona Municipal Bond ranked among the top 25% of its Lipper peer group for the past year, among the top 20% for the past five years, and among the top 10%
based on 10-year performance. In addition, the fund outperformed the Lehman
Brothers Municipal 5-Year GO Index for each of those time frames.

DURATION MATTERED MOST

We extended Arizona Municipal Bond's duration (interest rate sensitivity) near the beginning of the reporting period in anticipation of a municipal market rally. We believe that was approximately two-tenths of a year longer than the
Lipper group average for much of the period. A bond rally from the end of June to the end of November rewarded this position--the portfolio's greater sensitivity to interest rate changes translated to more bond price appreciation.

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Weighted Average
Maturity                                   8.1 yrs               8.3 yrs
--------------------------------------------------------------------------------
Average Duration
(Modified)                                 4.8 yrs               4.4 yrs
--------------------------------------------------------------------------------

YIELDS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                         3.39%
--------------------------------------------------------------------------------
A Class                                                3.00%
--------------------------------------------------------------------------------
B Class                                                2.39%
--------------------------------------------------------------------------------
C Class                                                2.39%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
28.54% Tax Bracket                                     4.74%
--------------------------------------------------------------------------------
31.40% Tax Bracket                                     4.94%
--------------------------------------------------------------------------------
36.38% Tax Bracket                                     5.33%
--------------------------------------------------------------------------------
38.28% Tax Bracket                                     5.49%
--------------------------------------------------------------------------------
(1) The tax brackets indicated are combined federal and state tax brackets.
    Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for Investor
 Class shares. Total returns for periods less than one year are not annualized.

                                                                    (continued)

------

Arizona Municipal Bond - Portfolio Commentary

Part of the duration extension took place in June, the start of what has traditionally been a strong technical period for municipal bonds. Unfortunately, the greater interest rate sensitivity worked against us when bonds slumped that month, tempering performance as the duration extended further. However, our strategy paid off in the third quarter of 2006 and in November as municipal bonds rallied.

BOND MATURITY STRUCTURE & CREDIT QUALITY COUNTED

We also implemented a "barbell strategy," as we expected the spread between two-
and 30-year AAA municipal bonds to contract further. The barbell refers to the fact that we believe we concentrated more of the portfolio in short- and long-term bonds than what was typical in the fund's Lipper peer group. This strategy was rewarded by a nearly 50 basis-point (0.50%--a basis point equals
0.01%) spread narrowing, which boosted performance.

In addition, anticipating that lower-rated (BBB) investment-grade bonds would prop up Arizona Municipal Bond's yield while enhancing the fund's return, we selectively increased BBB holdings from 13% to 16% of the portfolio. According to Lehman Brothers, BBB municipal bonds outperformed AAA equivalents by approximately 117 basis points during the reporting period, rewarding this strategy in June and October in particular.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

As of November 30, 2006, we still expected most of the portfolio strategies outlined in this commentary to generate favorable results. However, municipal bond issuance increased toward the end of the reporting period--partially reversing the dearth of new municipal bond supply that supported prices through much of 2006--so we trimmed the fund's duration.

Also, we expect the Treasury yield curve to "steepen" in 2007, where long-term yields revert to more typical levels above short-term yields (Treasury yields were in an "inverted" position on November 30, with short-term higher than long-term). In a move we believe will help fund performance, we established a
"Treasury overlay" (using Treasury futures contracts), a relatively small position that will perform well if the Treasury yield curve steepens as anticipated.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
AAA                                         71%                    70%
--------------------------------------------------------------------------------
AA                                           4%                     8%
--------------------------------------------------------------------------------
A                                            9%                     9%
--------------------------------------------------------------------------------
BBB                                         16%                    13%
--------------------------------------------------------------------------------
Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE SECTORS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                                                % OF FUND
                                                               INVESTMENTS
--------------------------------------------------------------------------------
General Obligation (GO)                                            37%
--------------------------------------------------------------------------------
Prerefunded                                                        13%
--------------------------------------------------------------------------------
Water and Sewer Revenue                                            13%
--------------------------------------------------------------------------------
Certificates of Participation
(COPs)/Leases                                                      12%
--------------------------------------------------------------------------------
Higher Education                                                   10%
--------------------------------------------------------------------------------

------

Arizona Municipal Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 97.1%

ARIZONA -- 88.4%
--------------------------------------------------------------------------------
       $1,000,000  Arizona Board of Regents COP,
                   Series 2006 A, (University of
                   Arizona), 5.00%, 6/1/18
                   (Ambac)                                          $ 1,095,890
--------------------------------------------------------------------------------
        1,000,000  Arizona Health Facilities Auth.
                   Rev., (Blood Systems
                   Incorporated), 5.00%, 4/1/21                       1,044,230
--------------------------------------------------------------------------------
        1,750,000  Arizona School Facilities Board
                   Rev., (State School
                   Improvement), 5.50%, 7/1/11,
                   Prerefunded at 100% of Par(1)                      1,894,358
--------------------------------------------------------------------------------
        1,000,000  Arizona Student Loan
                   Acquisition Auth. Rev., Series
                   1999 A1, (Guaranteed Student
                   Loans), 5.65%, 5/1/14                              1,067,860
--------------------------------------------------------------------------------
        1,880,000  Arizona Tourism & Sports Auth.
                   Tax Rev., (Baseball Training
                   Facilities), 5.00%, 7/1/13(2)                      1,970,654
--------------------------------------------------------------------------------
        1,910,000  Energy Management Services
                   LLC Rev., (Arizona State
                   University - Main Campus),
                   4.50%, 7/1/11 (MBIA)(2)                            1,991,462
--------------------------------------------------------------------------------
        1,000,000  Gilbert Water Resource
                   Municipal Property Corp. Rev.,
                   (Development Fee & Sub-Lien),
                   4.90%, 4/1/19                                      1,018,340
--------------------------------------------------------------------------------
          460,000  Glendale Industrial Development
                   Auth. Rev., Series 1998 A,
                   (Midwestern University),
                   5.38%, 5/15/08, Prerefunded
                   at 101% of Par(1)                                    476,555
--------------------------------------------------------------------------------
          540,000  Glendale Industrial Development
                   Auth. Rev., Series 1998 A,
                   (Midwestern University),
                   5.38%, 5/15/28                                       555,077
--------------------------------------------------------------------------------
          500,000  Glendale Industrial Development
                   Auth. Rev., Series 2001 A,
                   (Midwestern University),
                   5.75%, 5/15/21                                       540,120
--------------------------------------------------------------------------------
        1,740,000  Greater Arizona Development
                   Auth. Rev., Series 2005 A,
                   5.00%, 8/1/23 (MBIA)(2)                            1,873,580
--------------------------------------------------------------------------------
        1,040,000  Maricopa County Kyrene
                   Elementary School District
                   No. 28 GO, Series 2001 B,
                   4.30%, 7/1/07 (MBIA)(3)                            1,018,774
--------------------------------------------------------------------------------
        1,615,000  Maricopa County Litchfield
                   Elementary School District
                   No. 79 GO, Series 2000 A,
                   (Projects of 1998), 4.55%,
                   7/1/07 (FSA)                                       1,623,915
--------------------------------------------------------------------------------
        1,000,000  Maricopa County Peoria Unified
                   School District No. 11 GO,
                   (School Improvement), 5.00%,
                   7/1/24 (MBIA)                                      1,085,990
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $1,000,000  Maricopa County Phoenix
                   Elementary School District
                   No. 1 GO, 5.50%, 7/1/07,
                   Prerefunded at 101% of Par
                   (MBIA)(1)                                        $ 1,021,240
--------------------------------------------------------------------------------
        1,445,000  Maricopa County Phoenix Union
                   High School District No. 210
                   GO, 4.75%, 7/1/11 (FSA)                            1,521,816
--------------------------------------------------------------------------------
        1,955,000  Maricopa County Saddle
                   Mountain Unified School
                   District No. 90 GO, Series
                   2003 A, 5.00%, 7/1/10(2)                           2,021,293
--------------------------------------------------------------------------------
        1,000,000  Maricopa County Scottsdale
                   Elementary School District
                   No. 48 GO, 6.60%, 7/1/12                           1,154,100
--------------------------------------------------------------------------------
        1,000,000  Maricopa County Scottsdale
                   Unified School District No. 48
                   GO, Series 2006 B, 4.00%,
                   7/1/16 (FSA)                                       1,025,220
--------------------------------------------------------------------------------
        1,265,000  Mohave County Community
                   College District COP, 5.75%,
                   3/1/14 (Ambac)                                     1,348,427
--------------------------------------------------------------------------------
        1,150,000  Mohave County Community
                   College District Rev., (State
                   Board of Directors), 6.00%,
                   3/1/20 (MBIA)                                      1,233,387
--------------------------------------------------------------------------------
        1,815,000  Navajo County Unified School
                   District No. 20 Rev., Series
                   2006 A, 5.00%, 7/1/17
                   (MBIA)(2)                                          2,014,177
--------------------------------------------------------------------------------
        1,000,000  Phoenix Civic Improvement
                   Corp. Rev., (Junior Lien),
                   5.00%, 7/1/21 (MBIA)                               1,083,750
--------------------------------------------------------------------------------
        1,000,000  Phoenix Civic Improvement
                   Corp. Water System Rev.,
                   (Junior Lien), 6.25%, 7/1/10,
                   Prerefunded at 101% of Par
                   (FGIC)(1)                                          1,099,830
--------------------------------------------------------------------------------
        1,000,000  Phoenix Civic Improvement
                   Corp. Water System Rev.,
                   (Junior Lien), 5.50%, 7/1/19
                   (FGIC)                                             1,092,960
--------------------------------------------------------------------------------
        1,070,000  Phoenix GO, Series 1995 A,
                   6.25%, 7/1/17                                      1,309,787
--------------------------------------------------------------------------------
          240,000  Phoenix Industrial Development
                   Auth. Single Family Mortgage
                   Rev., Series 1998 A, 6.60%,
                   12/1/29 (GNMA/FNMA/FHLMC)                            246,053
--------------------------------------------------------------------------------
        1,710,000  Pima County Metropolitan
                   Domestic Water Improvement
                   District Rev., 5.25%, 7/1/18
                   (Ambac)(2)                                         1,951,794
--------------------------------------------------------------------------------
        1,800,000  Pima County Metropolitan
                   Domestic Water Improvement
                   District Rev., 5.25%, 7/1/19
                   (Ambac)(2)                                         2,067,875
--------------------------------------------------------------------------------
        1,125,000  Pima County Unified School
                   District No. 6 Marana GO,
                   5.50%, 7/1/15 (FGIC)                               1,204,988
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

Arizona Municipal Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  820,000  Pinal County COP, 4.75%,
                   6/1/13 (Ambac)                                   $   864,985
--------------------------------------------------------------------------------
        1,000,000  Pinal County COP, 5.00%,
                   12/1/26                                            1,050,780
--------------------------------------------------------------------------------
        1,100,000  Pinal County Unified School
                   District No. 43 Apache Junction
                   GO, Series 2005 A, (School
                   Improvement), 5.00%, 7/1/23
                   (MBIA)                                             1,188,781
--------------------------------------------------------------------------------
          775,000  Pinal County Unified School
                   District No. 43 Apache Junction
                   GO, Series 2006 B, (School
                   Improvement), 5.00%, 7/1/24
                   (FGIC)                                               842,293
--------------------------------------------------------------------------------
        1,000,000  Queen Creek Improvement
                   District No. 1 Special Tax Rev.,
                   5.00%, 1/1/11                                      1,045,570
--------------------------------------------------------------------------------
        1,600,000  Scottsdale GO, 6.25%, 7/1/09,
                   Prerefunded at 100% of Par(1)                      1,707,632
--------------------------------------------------------------------------------
        1,000,000  Sedona COP, 5.75%, 7/1/09,
                   Prerefunded at 101% of Par(1)                      1,063,890
--------------------------------------------------------------------------------
        1,645,000  University of Arizona COP, Series
                   2002 A, 5.50%, 6/1/17 (Ambac)                      1,794,202
--------------------------------------------------------------------------------
          500,000  University of Arizona COP, Series
                   2005 B, 5.00%, 6/1/24 (Ambac)                        537,045
--------------------------------------------------------------------------------
          725,000  Westpark Community Facility
                   District GO, 5.25%, 7/15/31                          739,500
--------------------------------------------------------------------------------
                                                                     49,488,180
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
PUERTO RICO -- 8.7%
--------------------------------------------------------------------------------
       $1,000,000  Government Development Bank
                   of Puerto Rico Rev., 4.00%,
                   1/24/07                                          $   999,750
--------------------------------------------------------------------------------
        1,000,000  Government Development Bank
                   of Puerto Rico Rev., Series
                   2006 B, 5.00%, 12/1/16                             1,090,130
--------------------------------------------------------------------------------
        1,000,000  Puerto Rico Commonwealth GO,
                   Series 2006 B, 5.25%, 7/1/17                       1,104,130
--------------------------------------------------------------------------------
        1,500,000  Puerto Rico Commonwealth GO,
                   Series 2006 B, 5.25%, 7/1/22                       1,646,145
--------------------------------------------------------------------------------
                                                                      4,840,155
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $51,864,140)                                                   54,328,335
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 1.3%

ARIZONA -- 1.3%
--------------------------------------------------------------------------------
          700,000  Pima County Industrial
                   Development Auth. Rev., (Tucson
                   Electric), VRDN, 3.55%, 12/6/06
                   (LOC: Bank of New York)
(Cost $700,000)                                                         700,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 98.4%
(Cost $52,564,140)                                                   55,028,335
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.6%                                    927,178
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $55,955,513
================================================================================

FUTURES CONTRACTS
                              Expiration       Underlying Face       Unrealized
    Contracts Purchased          Date          Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
     41  U.S. Treasury
         2-Year Notes         March 2007          $8,405,000           $17,849
                                               =================================

                              Expiration       Underlying Face       Unrealized
      Contracts Sold             Date          Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
     32  U.S. Treasury
         10-Year Notes        March 2007          $3,494,000          $(27,321)
                                               =================================

NOTES TO SCHEDULE OF INVESTMENTS

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective November 30, 2006.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated for futures contracts.

(3) Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

------

Florida Municipal Bond - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                                ------------------------------
                                                    AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------
                                                                       SINCE     INCEPTION
                      6 MONTHS(1)   1 YEAR      5 YEARS   10 YEARS   INCEPTION      DATE
------------------------------------------------------------------------------------------
INVESTOR CLASS           3.62%       4.80%       4.24%      5.00%      5.39%       4/11/94
------------------------------------------------------------------------------------------
LEHMAN BROTHERS
MUNICIPAL 5-YEAR
GO INDEX                 2.96%       4.07%       4.01%      4.70%      5.13%(2)       --
------------------------------------------------------------------------------------------
LIPPER FLORIDA
INTERMEDIATE
MUNICIPAL
DEBT FUNDS
AVERAGE RETURNS(3)       3.04%       4.30%       3.88%      4.11%      4.39%(4)       --
------------------------------------------------------------------------------------------
Investor Class's
Lipper Ranking as
of 11/30/06(3)             --       2 of 8      2 of 5     1 of 5     1 of 4(4)       --
------------------------------------------------------------------------------------------
Investor Class's
Lipper Ranking as
of 12/31/06(3)             --       4 of 8      2 of 5     1 of 5     1 of 4(4)       --
------------------------------------------------------------------------------------------
A Class                                                                            2/27/04
  No sales charge*       3.49%       4.54%         --         --       2.21%
  With sales charge*    -1.19%      -0.15%         --         --       0.53%
------------------------------------------------------------------------------------------
B Class                                                                            2/27/04
  No sales charge*       3.11%       3.77%         --         --       1.44%
  With sales charge*    -1.89%      -0.23%         --         --       0.37%
------------------------------------------------------------------------------------------
C Class                                                                            2/27/04
  No sales charge*       3.11%       3.76%         --         --       1.45%
  With sales charge*     2.11%       3.76%         --         --       1.45%
------------------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
 1.00%. B Class shares redeemed within six years of purchase are subject to a
 CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. -- A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Since 4/14/94, the date nearest the Investor Class's inception for which data are available.

                                                                    (continued)

------

Florida Municipal Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made November 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended November 30
-----------------------------------------------------------------------------------------------
                  1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
-----------------------------------------------------------------------------------------------
Investor Class    6.78%   7.39%   0.00%   7.09%   7.82%   6.35%   5.62%   2.10%   2.38%   4.80%
-----------------------------------------------------------------------------------------------
Lehman Brothers
Municipal
5-Year
GO Index          5.38%   6.32%   1.49%   5.62%   8.24%   6.47%   5.72%   2.36%   1.52%   4.07%
-----------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

Florida Municipal Bond - Portfolio Commentary

LEAD PORTFOLIO MANAGERS: ALAN KRUSS AND STEVEN PERMUT

PERFORMANCE SUMMARY

Florida Municipal Bond returned 3.62%* for the six months ended November 30,
2006, marking the fund's best semiannual-report return since November 30, 2000.
The fund's peer group--represented by the average total return of Lipper's
Florida Intermediate Municipal Debt Funds--returned 3.04%. The Lehman Brothers
Municipal 5-Year GO Index--indicative of the performance of intermediate-term municipal bonds--returned 2.96%.

As discussed in the Market Perspective on page 2, slower U.S. economic growth, the Fed's interest rate pause, and forecasts of slow growth and lower interest rates in 2007 drove these returns. Municipal bonds finished the reporting period with flair, posting their second-biggest November gains since 1999, according to
Lehman Brothers. Seeking yield, investors gravitated toward lower-rated and longer-maturity municipal securities. As a result, the yield gap (spread)
between short- and long-term securities decreased, and spreads between investment- and non-investment-grade municipals remained relatively narrow.
Several of our strategies capitalized on these trends, enabling Florida
Municipal Bond's relative outperformance.

Over time, our repeatable, multi-layered investment approach has provided long-term investors with remarkable relative returns. For periods ended November
30, 2006, Florida Municipal Bond ranked #2 among its Lipper peer group for the past one and five years and ranked #1 based on 10-year performance. In addition, the fund outperformed the Lehman Brothers Municipal 5-Year GO Index for each of those time frames.

DURATION MATTERED MOST

We extended Florida Municipal Bond's duration (interest rate sensitivity) near the beginning of the reporting period in anticipation of a municipal market rally. We believe we extended duration approximately two-tenths of a year longer than the Lipper group average for much of the period. A bond rally from the end of June to the end of November rewarded this position--the portfolio's greater sensitivity to interest rate changes translated to more bond price appreciation
Part of the duration extension took place in June, the start of what has tradition-

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Weighted Average
Maturity                                   7.3 yrs               7.7 yrs
--------------------------------------------------------------------------------
Average Duration
(Modified)                                 4.8 yrs               4.5 yrs
--------------------------------------------------------------------------------

YIELDS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                         3.46%
--------------------------------------------------------------------------------
A Class                                                3.04%
--------------------------------------------------------------------------------
B Class                                                2.47%
--------------------------------------------------------------------------------
C Class                                                2.46%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
25.00% Tax Bracket                                     4.61%
--------------------------------------------------------------------------------
28.00% Tax Bracket                                     4.81%
--------------------------------------------------------------------------------
33.00% Tax Bracket                                     5.16%
--------------------------------------------------------------------------------
35.00% Tax Bracket                                     5.32%
--------------------------------------------------------------------------------
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for Investor
 Class shares. Total returns for periods less than one year are not annualized.

                                                                    (continued)

------

Florida Municipal Bond - Portfolio Commentary

ally been a strong technical period for municipal bonds. Unfortunately, the greater interest rate sensitivity worked against us when bonds slumped that month, tempering performance as the duration extended further. However, our strategy paid off in the third quarter of 2006 and in November as municipal bonds rallied.

BOND MATURITY STRUCTURE & CREDIT QUALITY COUNTED

We also implemented a "barbell strategy," as we expected the spread between two-
and 30-year AAA municipal bonds to contract further. The barbell refers to the fact that we believe we concentrated more of the portfolio in short- and long-term bonds than what was typical in the fund's Lipper peer group. This strategy was rewarded by a nearly 50 basis-point (0.50%--a basis point equals
0.01%) spread narrowing, which boosted performance.

In addition, anticipating that lower-rated (BBB) investment-grade bonds would prop up Florida Municipal Bond's yield while enhancing the fund's return, we selectively increased triple-B holdings from 19% to 24% of the portfolio.
According to Lehman Brothers, BBB municipal bonds outperformed AAA equivalents by approximately 117 basis points during the reporting period, rewarding this strategy in June and October in particular.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

As of November 30, 2006, we still expected most of the portfolio strategies outlined in this commentary to generate favorable results. However, municipal bond issuance increased toward the end of the reporting period, partially reversing the dearth of new municipal bond supply that supported prices through much of 2006. As a result, we considered trimming the fund's duration. In addition, the full repeal of Florida's Intangible Personal Property Tax--which took effect on January 1, 2007--led us to purchase some non-Florida municipal bonds.

Also, we expect the Treasury yield curve to "steepen" in 2007, where long-term yields revert to more typical levels above short-term yields (Treasury yields were in an "inverted" position on November 30, with short-term higher than long-term). In a move we believe will help fund performance, we established a
"Treasury overlay" (using Treasury futures contracts), a relatively small position that will perform well if the Treasury yield curve steepens as anticipated.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
AAA                                          70%                   78%
--------------------------------------------------------------------------------
AA                                            1%                    1%
--------------------------------------------------------------------------------
A                                             5%                    2%
--------------------------------------------------------------------------------
BBB                                          24%                   19%
--------------------------------------------------------------------------------
Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE SECTORS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                                                % OF FUND
                                                               INVESTMENTS
--------------------------------------------------------------------------------
Water and Sewer Revenue                                            16%
--------------------------------------------------------------------------------
Prerefunded                                                        15%
--------------------------------------------------------------------------------
Certificates of Participation
(COPs)/Leases                                                      12%
--------------------------------------------------------------------------------
General Obligation (GO)                                             8%
--------------------------------------------------------------------------------
Hospital Revenue                                                    8%
--------------------------------------------------------------------------------

------

Florida Municipal Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 98.4%

FLORIDA -- 77.2%
--------------------------------------------------------------------------------
       $1,110,000  Broward County Airport
                   Systems Rev., (Passenger
                   Facility), (Conventional Lien
                   H-1), 5.25%, 10/1/12 (Ambac)                     $ 1,146,386
--------------------------------------------------------------------------------
          400,000  Broward County Educational
                   Facilities Auth. Rev., Series
                   2004 B, (Nova Southeastern),
                   5.00%, 4/1/14                                        422,848
--------------------------------------------------------------------------------
          500,000  Broward County Educational
                   Facilities Auth. Rev., Series
                   2004 B, (Nova Southeastern),
                   5.50%, 4/1/15                                        542,285
--------------------------------------------------------------------------------
          525,000  Broward County Educational
                   Facilities Auth. Rev., Series
                   2004 B, (Nova Southeastern),
                   5.50%, 4/1/16                                        568,192
--------------------------------------------------------------------------------
          500,000  Broward County School Board
                   COP, Series 2002 B, 5.375%,
                   7/1/11, Prerefunded at 100%
                   of Par (FSA)(1)                                      538,620
--------------------------------------------------------------------------------
        1,000,000  Callaway/Bay County
                   Wastewater System Rev.,
                   5.00%, 9/1/23 (MBIA)                               1,069,820
--------------------------------------------------------------------------------
        1,475,000  Collier County School Board
                   COP, 5.50%, 2/15/12 (FSA)(2)                       1,605,833
--------------------------------------------------------------------------------
        1,150,000  Duval County School Board
                   COP, 5.75%, 7/1/16 (FSA)                           1,209,478
--------------------------------------------------------------------------------
          100,000  Escambia County Housing
                   Finance Auth. Single Family
                   Mortgage Rev., Series 1998 A,
                   (Multi-County Program),
                   4.85%, 4/1/07 (GNMA/FNMA)                            100,301
--------------------------------------------------------------------------------
          195,000  Florida Housing Finance Corp.
                   Rev., Series 1999-2,
                   (Homeowner Mortgage),
                   4.60%, 1/1/21 (FSA)                                  195,930
--------------------------------------------------------------------------------
        1,000,000  Florida Municipal Loan Council
                   GO, Series 2002 C, 5.25%,
                   11/1/21 (MBIA)                                     1,085,850
--------------------------------------------------------------------------------
          350,000  Gainesville Utilities System Rev.,
                   Series 1996 A, 5.75%, 10/1/09                        370,923
--------------------------------------------------------------------------------
          675,000  Greater Orlando Aviation Auth.
                   Rev., Series 1999 A, 5.25%,
                   10/1/09 (FGIC)                                       704,369
--------------------------------------------------------------------------------
        1,000,000  Halifax Hospital Medical Center
                   Rev., Series 2006 A, 5.25%,
                   6/1/15                                             1,081,630
--------------------------------------------------------------------------------
        1,000,000  Halifax Hospital Medical Center
                   Rev., Series 2006 A, 5.25%,
                   6/1/18                                             1,081,660
--------------------------------------------------------------------------------
        1,235,000  Indian River County Rev.,
                   (Spring Training Facility),
                   5.25%, 4/1/15 (FGIC)(2)                            1,325,624
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  850,000  Lee County Industrial
                   Development Health Care
                   Facilities Auth. Rev., Series
                   1999 A, (Shell Point Village),
                   5.50%, 11/15/09                                  $   878,152
--------------------------------------------------------------------------------
        1,000,000  Miami Beach Stormwater Rev.,
                   5.75%, 9/1/17 (FGIC)                               1,084,080
--------------------------------------------------------------------------------
        1,910,000  Miami Beach Water & Sewer
                   Rev., 5.625%, 9/1/16
                   (Ambac)(2)                                         2,060,527
--------------------------------------------------------------------------------
          650,000  Miami Parking Facilities Rev.,
                   5.25%, 10/1/15 (MBIA)                                724,276
--------------------------------------------------------------------------------
        1,000,000  Miami-Dade County School
                   Board COP, Series 2001 C,
                   5.50%, 10/1/11, Prerefunded
                   at 100% of Par (FSA)(1)                            1,086,600
--------------------------------------------------------------------------------
        1,000,000  Miami-Dade County School
                   Board COP, Series 2001 C,
                   5.50%, 10/1/11, Prerefunded
                   at 100% of Par (FSA)(1)                            1,086,600
--------------------------------------------------------------------------------
        1,875,000  Orange County School Board
                   COP, Series 2002 A, 5.50%,
                   8/1/12, Prerefunded at 100%
                   of Par (MBIA)(1)(2)                                2,061,675
--------------------------------------------------------------------------------
          450,000  Orlando and Orange County
                   Expressway Auth. Rev., 6.50%,
                   7/1/11 (FGIC)                                        505,409
--------------------------------------------------------------------------------
          760,000  Palm Beach County Airport
                   Systems Rev., 5.75%, 10/1/14
                   (MBIA)                                               866,210
--------------------------------------------------------------------------------
          240,000  Palm Beach County Airport
                   Systems Rev., 5.75%, 10/1/14
                   (MBIA)                                               275,388
--------------------------------------------------------------------------------
        1,000,000  Palm Beach County School
                   Board COP, Series 2002 A,
                   5.375%, 8/1/12, Prerefunded
                   at 100% of Par (FSA)(1)                            1,091,050
--------------------------------------------------------------------------------
        2,000,000  Pasco County Solid Waste
                   Disposal & Resource Recovery
                   System Rev., 6.00%, 4/1/10
                   (Ambac)(2)                                         2,118,198
--------------------------------------------------------------------------------
          155,000  Pensacola Airport Rev., Series
                   1997 B, 5.40%, 10/1/07
                   (MBIA)                                               157,193
--------------------------------------------------------------------------------
          300,000  Plantation Health Facilities Auth.
                   Rev., (Covenant Village of
                   Florida Inc.), 4.70%, 12/1/07                        301,626
--------------------------------------------------------------------------------
        1,000,000  Sumter County School Board
                   COP, 5.50%, 1/1/21 (MBIA)                          1,092,960
--------------------------------------------------------------------------------
        1,000,000  Sunrise Utility System Rev.,
                   5.20%, 10/1/22 (Ambac)                             1,134,550
--------------------------------------------------------------------------------
          400,000  Tampa Guaranteed Entitlement
                   Rev., 6.00%, 10/1/18 (Ambac)                         459,688
--------------------------------------------------------------------------------
        1,000,000  Tampa Water & Sewer Rev.,
                   6.00%, 10/1/17 (FSA)                               1,201,750
--------------------------------------------------------------------------------
                                                                     31,235,681
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

Florida Municipal Bond - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ILLINOIS -- 2.6%
--------------------------------------------------------------------------------
       $1,000,000  Illinois Finance Auth. Student
                   Housing Rev., Series 2006 B,
                   (Education Advancement Fund),
                   5.25%, 5/1/19                                    $ 1,070,600
--------------------------------------------------------------------------------
IOWA -- 5.2%
--------------------------------------------------------------------------------
        2,000,000  Iowa Finance Auth. Health
                   Facilities Development Rev.,
                   Series 2006 A, (Care Initiatives),
                   5.25%, 7/1/14(2)                                   2,097,380
--------------------------------------------------------------------------------
OKLAHOMA -- 2.6%
--------------------------------------------------------------------------------
        1,000,000  Pottawatomie County Facilities
                   Auth. Rev., (Shawnee Public
                   Schools), 5.00%, 9/1/16                            1,047,470
--------------------------------------------------------------------------------
PUERTO RICO -- 5.4%
--------------------------------------------------------------------------------
        1,000,000  Government Development Bank
                   of Puerto Rico Rev., Series
                   2006 B, 5.00%, 12/1/16                             1,090,130
--------------------------------------------------------------------------------
        1,000,000  Puerto Rico Commonwealth GO,
                   Series 2006 B, 5.25%, 7/1/17                       1,104,130
--------------------------------------------------------------------------------
                                                                      2,194,260
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TEXAS -- 5.4%
--------------------------------------------------------------------------------
       $1,000,000  City of Richardson GO, 5.25%,
                   2/15/18 (MBIA)                                   $ 1,113,690
--------------------------------------------------------------------------------
        1,000,000  Texas Public Finance Auth.
                   Charter School Finance Corp.
                   Rev., Series 2006 A, (KIPP, Inc.),
                   5.25%, 2/15/14 (ACA)                               1,073,210
--------------------------------------------------------------------------------
                                                                      2,186,900
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $37,949,310)                                                   39,832,291
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.5%

          195,000  Federated Florida Municipal
                   Cash Trust
(Cost $195,000)                                                         195,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $38,144,310)                                                   40,027,291
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.1%                                    448,042
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $40,475,333
================================================================================

FUTURES CONTRACTS

                              Expiration       Underlying Face       Unrealized
    Contracts Purchased          Date          Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
     31  U.S. Treasury
         2-Year Notes         March 2007          $6,355,000           $13,495
                                               =================================

                              Expiration       Underlying Face       Unrealized
      Contracts Sold             Date          Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
     32  U.S. Treasury
         10-Year Notes        March 2007          $3,494,000          $(27,322)
                                               =================================

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corporation

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated for futures contracts.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                               ----------------------
                                               AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                             SINCE     INCEPTION
                       6 MONTHS(1)   1 YEAR     5 YEARS     INCEPTION     DATE
--------------------------------------------------------------------------------
A CLASS                                                                  3/31/97
  No sales charge*        4.64%       5.92%      4.90%        5.98%
  With sales charge*     -0.03%       1.12%      3.94%        5.48%
--------------------------------------------------------------------------------
LEHMAN BROTHERS
MUNICIPAL BOND
INDEX                     4.53%       6.12%      5.40%        6.03%        --
--------------------------------------------------------------------------------
LIPPER GENERAL
MUNICIPAL
DEBT FUNDS
AVERAGE RETURNS(2)        4.19%       5.77%      4.72%        5.16%        --
--------------------------------------------------------------------------------
A Class's
Lipper Ranking
as of 11/30/06(2)           --     118 of 259  86 of 228    16 of 152      --
--------------------------------------------------------------------------------
A Class's
Lipper Ranking
as of 12/31/06(2)           --     122 of 257  90 of 227    16 of 151      --
--------------------------------------------------------------------------------
Investor Class(1)         4.78%         --         --         5.21%      4/3/06
--------------------------------------------------------------------------------
Institutional Class(1)    4.88%         --         --         5.35%      4/3/06
--------------------------------------------------------------------------------
B Class                                                                  3/31/97
  No sales charge*        4.25%       5.28%      4.20%        5.28%
  With sales charge*     -0.75%       1.28%      4.03%        5.28%
--------------------------------------------------------------------------------
C Class(1)                                                               4/3/06
  No sales charge*        4.25%         --         --         4.52%
  With sales charge*      3.25%         --         --         3.52%
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
 1.00%. B Class shares redeemed within six years of purchase are subject to a
 CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

                                                                    (continued)

------

Long-Term Tax-Free - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended November 30
-----------------------------------------------------------------------------------------------
                 1997*    1998    1999    2000    2001    2002    2003    2004    2005    2006
-----------------------------------------------------------------------------------------------
A Class**
(no sales
charge)          8.98%    7.64%  -1.09%   8.67%   9.54%   6.17%   6.23%   3.21%   3.02%   5.92%
-----------------------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index       7.88%    7.76%  -1.07%   8.18%   8.75%   6.32%   6.65%   4.07%   3.88%   6.12%
-----------------------------------------------------------------------------------------------
 *From 3/31/97 (the class's inception date) to 11/30/97. Not annualized.
  Long-Term Tax-Free A Class's initial investment is $9,550 to reflect the
  Maximum 4.50% initial sales charge.

**Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

Long-Term Tax-Free - Portfolio Commentary

LEAD PORTFOLIO MANAGERS: ROBERT MILLER AND STEVEN PERMUT

PERFORMANCE SUMMARY

Long-Term Tax-Free returned 4.64%* for the six months ended November 30, 2006.
The fund's peer group--represented by the average return of Lipper's General
Municipal Debt Funds--returned 4.19%. The Lehman Brothers Municipal Bond
Index--indicative of the performance of the broad, investment-grade municipal-bond market--returned 4.53%.

As discussed in the Market Perspective on page 2, slower U.S. economic growth, the Fed's interest rate pause, and forecasts of slow growth and lower interest rates in 2007 drove these returns. Municipal bonds finished the reporting period with flair, posting their second-biggest November gains since 1999, according to
Lehman Brothers. Seeking yield, investors gravitated toward lower-rated and longer-maturity municipal securities. As a result, the yield gap (spread)
between short- and long-term securities decreased, and spreads between investment- and non-investment-grade municipals remained relatively narrow.
Several of our strategies capitalized on these trends, helping to explain
Long-Term Tax-Free's relative outperformance.

DURATION MATTERED MOST

We extended Long-Term Tax-Free's duration (interest rate sensitivity) near the beginning of the reporting period in anticipation of a municipal market rally.
We believe we extended duration approximately two-tenths of a year longer than the Lipper group average for much of the period. A bond rally from the end of
June to the end of November rewarded this position -- the portfolio's greater sensitivity to interest rate changes translated to more bond price appreciation
Part of the duration extension took place in June, the start of what has traditionally been a strong technical period for municipal bonds. Unfortunately, the greater interest rate sensitivity worked against us when bonds slumped that month, tempering performance as the duration extended further. However, our strategy paid off in the third quarter of 2006 and in November as municipal bonds rallied.

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Weighted Average
Maturity                                  12.2 yrs              13.7 yrs
--------------------------------------------------------------------------------
Average Duration
(Modified)                                 5.7 yrs               5.4 yrs
--------------------------------------------------------------------------------

YIELDS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                         3.65%
--------------------------------------------------------------------------------
Institutional Class                                    3.85%
--------------------------------------------------------------------------------
A Class                                                3.24%
--------------------------------------------------------------------------------
B Class                                                2.65%
--------------------------------------------------------------------------------
C Class                                                2.65%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
25.00% Tax Bracket                                     4.87%
--------------------------------------------------------------------------------
28.00% Tax Bracket                                     5.07%
--------------------------------------------------------------------------------
33.00% Tax Bracket                                     5.45%
--------------------------------------------------------------------------------
35.00% Tax Bracket                                     5.62%
--------------------------------------------------------------------------------
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would be lower than those shown. Total returns for periods less than one year are not annualized.

                                                                    (continued)

------

Long-Term Tax-Free - Portfolio Commentary

OTHER EFFECTIVE STRATEGIES

Anticipating that lower-rated (BBB) investment-grade bonds would prop up
Long-Term Tax-Free's yield while enhancing the fund's return, we worked side-by-side with our municipal credit research team to carefully and selectively increase BBB holdings from 6% to 23% of the portfolio. According to
Lehman Brothers, BBB municipal bonds outperformed AAA equivalents by approximately 117 basis points (1.17% -- a basis point equals 0.01%) during the reporting period, rewarding this strategy in June and October in particular.

We also believe we concentrated more of the portfolio in short- and long-term bonds than what was typical in the fund's Lipper peer group. We expected the spread between two- and 30-year AAA municipal bonds to contract further. Our
"barbell strategy" was rewarded by a nearly 50 basis-point spread narrowing, which boosted performance.

Lastly, we continued to monitor seasonal fluctuations in bond supply among the various states. Partially reflecting these efforts, our larger portfolio shifts included selling some of our Texas bonds, adding California securities, and liquidating Florida municipal bonds ahead of the elimination of Florida's
Intangible Personal Property Tax.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

As of November 30, 2006, we still expected most of the portfolio strategies outlined in this commentary to generate favorable results. However, municipal bond issuance increased toward the end of the reporting period--partially reversing the dearth of new municipal bond supply that supported prices through much of 2006--so we trimmed the fund's duration.

Also, we expect the Treasury yield curve to "steepen" in 2007, where long-term yields revert to more typical levels above short-term yields (Treasury yields were in an "inverted" position on November 30, with short-term higher than long-term). In a move we believe will help fund performance, we established a
"Treasury overlay" (using Treasury futures contracts), a relatively small position that will perform well if the Treasury yield curve steepens as anticipated.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
AAA                                          47%                   73%
--------------------------------------------------------------------------------
AA                                           13%                   18%
--------------------------------------------------------------------------------
A                                             9%                    3%
--------------------------------------------------------------------------------
BBB                                          23%                    6%
--------------------------------------------------------------------------------
Unrated                                       8%                    --
--------------------------------------------------------------------------------
Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE SECTORS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                                                % OF FUND
                                                               INVESTMENTS
--------------------------------------------------------------------------------
General Obligation (GO)                                            34%
--------------------------------------------------------------------------------
Housing Revenue                                                    12%
--------------------------------------------------------------------------------
Special Tax Revenue                                                 9%
--------------------------------------------------------------------------------
Prerefunded                                                         8%
--------------------------------------------------------------------------------
Industrial Development Revenue                                      7%
--------------------------------------------------------------------------------

------

Long-Term Tax-Free - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 96.2%

ALASKA -- 3.1%
--------------------------------------------------------------------------------
       $1,000,000  Aleutians East Borough Rev.,
                   (Aleutian Pribilof Islands
                   Association, Inc.), 5.50%,
                   6/1/36 (ACA)                                     $ 1,081,050
--------------------------------------------------------------------------------
ARIZONA -- 3.1%
--------------------------------------------------------------------------------
        1,000,000  Arizona Board of Regents COP,
                   Series 2006 A, (University of
                   Arizona), 5.00%, 6/1/18
                   (Ambac)                                            1,095,890
--------------------------------------------------------------------------------
CALIFORNIA -- 12.1%
--------------------------------------------------------------------------------
        1,000,000  California GO, 5.00%, 6/1/16                       1,086,960
--------------------------------------------------------------------------------
        1,000,000  Fillmore Redevelopment
                   Agency Tax Allocation Rev.,
                   Series 2006 A, (Central City
                   Redevelopment), 5.375%,
                   5/1/31                                             1,038,910
--------------------------------------------------------------------------------
        1,000,000  Jurupa Community Services
                   District Special Tax Rev., Series
                   2006 A (Community Facilities
                   District No. 17), 5.20%, 9/1/36                    1,030,550
--------------------------------------------------------------------------------
        1,000,000  Murrieta Valley Unified School
                   District Public Financing Auth.
                   Special Tax Rev., Series 2006 A,
                   5.125%, 9/1/26 (AGC)                               1,095,550
--------------------------------------------------------------------------------
                                                                      4,251,970
--------------------------------------------------------------------------------
COLORADO -- 2.9%
--------------------------------------------------------------------------------
        1,000,000  El Paso County School District
                   No 8 & Fountain-Fort Carson
                   School District Finance Corp.
                   COP, 4.00%, 12/15/15 (Ambac)                       1,015,330
--------------------------------------------------------------------------------
CONNECTICUT -- 3.1%
--------------------------------------------------------------------------------
        1,000,000  Connecticut GO, Series 2006 D,
                   5.00%, 11/1/26                                     1,091,890
--------------------------------------------------------------------------------
GEORGIA -- 3.3%
--------------------------------------------------------------------------------
        1,000,000  Fulton County Development
                   Auth. Rev., Series 2001 A,
                   (TUFF/Atlanta Housing, LLC
                   Project at Georgia State
                   University), 5.50%, 9/1/18
                   (Ambac)(1)                                         1,097,060
--------------------------------------------------------------------------------
           40,000  Municipal Electric Authority
                   Rev., Series 1998 Y, 6.40%,
                   1/1/13 (Ambac)                                        44,822
--------------------------------------------------------------------------------
                                                                      1,141,882
--------------------------------------------------------------------------------
ILLINOIS -- 3.0%
--------------------------------------------------------------------------------
        1,000,000  Illinois Finance Auth. Student
                   Housing Rev., Series 2006 B,
                   (Educational Advancement
                   Fund, Inc.), 5.00%, 5/1/30                         1,037,590
--------------------------------------------------------------------------------
INDIANA -- 3.1%
--------------------------------------------------------------------------------
        1,000,000  Indiana Bond Bank Rev., Series
                   2006 A, 5.00%, 8/1/20 (FSA)                        1,094,180
--------------------------------------------------------------------------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
IOWA -- 4.9%
--------------------------------------------------------------------------------
       $1,250,000  Iowa Finance Auth. Health
                   Facilities Development Rev.,
                   Series 2006 A, (Care
                   Initiatives), 5.50%, 7/1/21(1)                   $ 1,331,875
--------------------------------------------------------------------------------
          360,000  Iowa Finance Auth. Rev.,
                   5.875%, 2/15/10, Prerefunded
                   at 101% of Par (Ambac)(2)                            388,080
--------------------------------------------------------------------------------
                                                                      1,719,955
--------------------------------------------------------------------------------
KANSAS -- 3.1%
--------------------------------------------------------------------------------
        1,000,000  City of Lawrence Rev.,
                   (Lawrence Memorial Hospital),
                   5.25%, 7/1/20                                      1,085,000
--------------------------------------------------------------------------------
MICHIGAN -- 10.6%
--------------------------------------------------------------------------------
        1,200,000  Michigan Building Auth. Rev.,
                   Series 2003 I, (Facilities
                   Program), 5.25%, 10/15/11
                   (FSA)(1)                                           1,291,920
--------------------------------------------------------------------------------
        1,000,000  Michigan Building Auth. Rev.,
                   Series 2003 I, (Facilities
                   Program), 5.25%, 10/15/12
                   (FSA)                                              1,089,120
--------------------------------------------------------------------------------
        1,225,000  Rochester Community School
                   District GO, (School Building &
                   Site), 5.00%, 5/1/14 (FGIC)
                   (Q-SBLF)(1)                                        1,336,426
--------------------------------------------------------------------------------
                                                                      3,717,466
--------------------------------------------------------------------------------
MISSOURI -- 0.4%
--------------------------------------------------------------------------------
          120,000  Saline County Industrial
                   Development Auth. Rev., (John
                   Fitzgibbon Memorial Hospital
                   Inc.), 6.50%, 12/1/28
                   (Acquired 7/10/01, Cost
                   $112,118)(3)                                         123,990
--------------------------------------------------------------------------------
NEW YORK -- 6.2%
--------------------------------------------------------------------------------
        1,000,000  City of New York GO, Series
                   2006 A, 5.00%, 8/1/19                              1,086,590
--------------------------------------------------------------------------------
        1,000,000  City of New York GO, Series
                   2006 I, 5.00%, 4/1/23                              1,075,200
--------------------------------------------------------------------------------
                                                                      2,161,790
--------------------------------------------------------------------------------
NORTH CAROLINA -- 3.3%
--------------------------------------------------------------------------------
        1,000,000  North Carolina Medical Care
                   Commission Rev., Series
                   2004 A, (Health Care Housing -
                   ARC Projects), 5.50%, 10/1/24                      1,082,400
--------------------------------------------------------------------------------
           55,000  North Carolina Municipal Power
                   Agency No. 1 Catawba Rev.,
                   6.50%, 1/1/10 (MBIA)(2)                               59,743
--------------------------------------------------------------------------------
                                                                      1,142,143
--------------------------------------------------------------------------------
OHIO -- 3.2%
--------------------------------------------------------------------------------
        1,000,000  Columbus City School District
                   GO, (School Facilities
                   Construction & Improvement),
                   5.50%, 12/1/16 (FSA)(1)                            1,132,950
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

Long-Term Tax-Free - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
PENNSYLVANIA -- 9.7%
--------------------------------------------------------------------------------
       $1,000,000  Allegheny County Industrial
                   Development Auth. Rev.,
                   (Residential Resources, Inc.),
                   4.50%, 9/1/11                                    $ 1,010,170
--------------------------------------------------------------------------------
        1,000,000  Central Dauphin School District
                   GO, 7.00%, 2/1/27 (MBIA/
                   State Aid Withholding)(1)                          1,255,000
--------------------------------------------------------------------------------
        1,000,000  City of Pittsburgh GO, Series
                   2006 B, 5.25%, 9/1/17 (FSA)(1)                     1,120,830
--------------------------------------------------------------------------------
                                                                      3,386,000
--------------------------------------------------------------------------------
PUERTO RICO -- 8.8%
--------------------------------------------------------------------------------
        1,000,000  Government Development Bank
                   of Puerto Rico Rev., 3.90%,
                   12/8/06                                              999,980
--------------------------------------------------------------------------------
        1,000,000  Government Development Bank
                   of Puerto Rico Rev., 4.05%,
                   2/8/07                                               999,770
--------------------------------------------------------------------------------
        1,000,000  Puerto Rico Commonwealth GO,
                   Series 2006 B, 5.25%, 7/1/22                       1,097,430
--------------------------------------------------------------------------------
                                                                      3,097,180
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 2.9%
--------------------------------------------------------------------------------
        1,000,000  City of Myrtle Beach Tax
                   Allocation Rev., Series 2006 A,
                   (Myrtle Beach Air Force Base
                   Redevelopment Project Area),
                   5.25%, 11/1/26                                     1,027,590
--------------------------------------------------------------------------------
TEXAS -- 9.4%
--------------------------------------------------------------------------------
          825,000  Garza County Public Facility
                   Corp. Rev., 5.50%, 10/1/16                           884,169
--------------------------------------------------------------------------------
        1,250,000  Wharton Independent School
                   District GO, (School Building),
                   5.00%, 2/15/37 (PSF-GTD)(1)                        1,330,800
--------------------------------------------------------------------------------
        1,000,000  Winkler County GO, 5.25%,
                   2/15/25 (RADIAN)                                   1,081,420
--------------------------------------------------------------------------------
                                                                      3,296,389
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $32,617,827)                                                   33,700,235
--------------------------------------------------------------------------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 1.4%

ARIZONA -- 1.4%
--------------------------------------------------------------------------------
       $  350,000  Phoenix Industrial Development
                   Auth. Rev., Series 2003 A,
                   (Southwest Human  Development),
                   VRDN, 3.46%,
                   12/7/06                                          $   350,000
--------------------------------------------------------------------------------
          125,000  Pima County Industrial
                   Development Auth. Rev.,
                   (Tucson Electric), VRDN,  3.55%,
                   12/6/06 (LOC: Bank of
                   New York)                                            125,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL
SECURITIES
(Cost $475,000)                                                         475,000
--------------------------------------------------------------------------------
MUNICIPAL DERIVATIVES -- 1.3%

TEXAS -- 1.3%
--------------------------------------------------------------------------------
          360,000  Texas GO, VRDN, Inverse Floater,
                   8.57%, 12/1/28(4)
(Cost $416,944)                                                         439,258
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS(5)

           13,000  Federated California Municipal
                   Cash Trust
(Cost $13,000)                                                           13,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $33,522,771)                                                   34,627,493
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.1%                                    384,829
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $35,012,322
================================================================================

FUTURES CONTRACTS

                              Expiration       Underlying Face       Unrealized
    Contracts Purchased          Date          Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
     27  U.S. Treasury
         2-Year Notes         March 2007          $5,535,000          $11,754
                                               =================================

                              Expiration       Underlying Face       Unrealized
      Contracts Sold             Date          Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
     29  U.S. Treasury
         10-Year Notes        March 2007          $3,166,438          $(24,761)
                                               =================================

See Notes to Financial Statements.                                  (continued)

------

Long-Term Tax-Free - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AGC = Assured Guaranty Corp.

Ambac = Ambac Assurance Corporation

ARC = Auction Rate Certificate

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

PSF-GTD = Permanent School Fund - Guaranteed

Q-SBLF = Qualified State Bond Loan Fund

RADIAN = Radian Asset Assurance, Inc.

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective November 30, 2006.

(1) Security, or a portion thereof, has been segregated for futures contracts.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2006 was $123,990, which represented 0.4% of total net assets.

(4) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change. Final maturity is indicated.

(5) Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

------

                      THIS PAGE INTENTIONALLY LEFT BLANK

------

High-Yield Municipal - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                             ----------------------
                                             AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE       INCEPTION
                      6 MONTHS(1)  1 YEAR     5 YEARS    INCEPTION        DATE
--------------------------------------------------------------------------------
INVESTOR CLASS           4.86%      7.79%      7.21%      6.24%(2)      3/31/98
--------------------------------------------------------------------------------
LEHMAN BROTHERS
LONG-TERM
MUNICIPAL
BOND INDEX               6.28%      8.79%      7.10%      6.48%           --
--------------------------------------------------------------------------------
LIPPER HIGH-YIELD
MUNICIPAL DEBT FUNDS
AVERAGE RETURNS(3)       5.02%      8.39%      6.39%      4.82%           --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 11/30/06(3)          --     41 of 78   14 of 66    4 of 44(2)       --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 12/31/06(3)          --     41 of 78   14 of 66    4 of 44(2)       --
--------------------------------------------------------------------------------
A Class                                                                1/31/03
  No sales charge*       4.73%      7.52%        --       6.62%
  With sales charge*     0.06%      2.71%        --       5.36%
--------------------------------------------------------------------------------
B Class                                                                1/31/03
  No sales charge*       4.34%      6.72%        --       5.86%(4)
  With sales charge*    -0.66%      2.72%        --       5.19%(4)
--------------------------------------------------------------------------------
C Class                                                                7/24/02
  No sales charge*       4.33%      6.72%        --       5.80%
  With sales charge*     3.33%      6.72%        --       5.80%
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
 1.00%. B Class shares redeemed within six years of purchase are subject to a
 CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Investor Class returns and rankings would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 10/31/99.

(3) Data provided by Lipper Inc. -- A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Class returns would have been lower if the class had not received partial reimbursements or waivers of its distribution and service fees.

                                                                    (continued)

------

High-Yield Municipal - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 1998

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended November 30
------------------------------------------------------------------------------------------
                  1998*     1999     2000    2001    2002    2003    2004    2005    2006
------------------------------------------------------------------------------------------
Investor Class   6.08%**  -0.70%**   4.33%   8.64%   7.99%   7.03%   6.23%   7.03%   7.79%
------------------------------------------------------------------------------------------
Lehman Brothers
Long-Term
Municipal
Bond Index       5.56%    -5.10%    10.70%  10.30%   6.09%   7.55%   5.53%   7.57%   8.79%
------------------------------------------------------------------------------------------
 *From 3/31/98 (the class's inception date) to 11/30/98. Not annualized.
**Investor Class returns would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 10/31/99.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

High-Yield Municipal - Portfolio Commentary

LEAD PORTFOLIO MANAGER: STEVEN PERMUT

PERFORMANCE SUMMARY

High-Yield Municipal returned 4.86% for the six months ended November 30, 2006.
Its peer group, represented by the average return of 78 high-yield municipal debt funds tracked by Lipper Inc., returned 5.02%. Meanwhile, the investment-grade Lehman Brothers Long-Term Municipal Bond Index returned 6.28%.

Bond rallies in the third quarter of 2006 and November 2006 produced these positive absolute returns. Against its peers, High-Yield Municipal's relative underperformance was primarily the result of its underweight in airline bonds and what we believe is its higher overall credit quality compared with many of its higher-yielding peers. Lower-quality, higher-yielding municipals significantly outperformed higher quality during the period.

Against the Lehman Index, High-Yield Municipal underperformed because of its shorter duration (less sensitivity to interest-rate changes). Longer-duration portfolios outperformed shorter-duration during the period's bond rallies.

Though High-Yield Municipal underperformed its Lipper group for the six months, its long-term relative performance remained solid. The fund outperformed the
Lipper group average for the five-year and since-fund-inception periods ended
November 30, 2006 (see page 24).

WE AVOIDED AIRLINE BONDS, WHICH SOARED

The strong performance of corporate municipal bonds, especially airline and tobacco bonds, helped the high-yield municipal sector outperform most others in the U.S. bond market for the reporting period (see the market returns table on page 2). Favorable litigation rulings for some major tobacco companies boosted returns in that sector. But airlines were the real high-flyers. Yields on high-yield airline bonds fell to five-year lows as major airlines continued to pull out of bankruptcy and become profitable, and signs of merger activity in the industry began to stir.

We're typically cautious regarding corporate municipals, a position that in this case accounted for much of the fund's

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Weighted Average
Maturity                                  18.7 yrs              18.9 yrs
--------------------------------------------------------------------------------
Average Duration
(Modified)                                 5.5 yrs               5.6 yrs
--------------------------------------------------------------------------------

YIELDS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                         4.31%
--------------------------------------------------------------------------------
A Class                                                3.87%
--------------------------------------------------------------------------------
B Class                                                3.31%
--------------------------------------------------------------------------------
C Class                                                3.31%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
25.00% Tax Bracket                                     5.75%
--------------------------------------------------------------------------------
28.00% Tax Bracket                                     5.99%
--------------------------------------------------------------------------------
33.00% Tax Bracket                                     6.43%
--------------------------------------------------------------------------------
35.00% Tax Bracket                                     6.63%
--------------------------------------------------------------------------------
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for Investor
 Class shares. Total returns for periods less than one year are not annualized.

                                                                    (continued)

------

High-Yield Municipal - Portfolio Commentary

underperformance versus its peers. We held no airline bonds, and we believe our tobacco bond weighting was around neutral compared to other funds. We feel our caution has a solid foundation: aside from their greater volatility, corporate bonds are subject to risks that don't apply as often to municipal bonds, such as litigation risk, bankruptcy, fluctuating profit levels, or--as in the case of airlines--the effects of energy prices on the issuing corporation.

NO SIGNIFICANT CHANGES IN PORTFOLIO STRATEGY

Our investment strategy during the period continued to focus on land-based bonds and other non-rated securities. We maintained an overweight position in non-rated bonds that met our credit-quality criteria (these securities made up
58% of the portfolio on November 30, 2006). The securities we typically seek offer a high level of income, plus the potential for future credit-rating upgrades, which can boost their value. We looked for land-based bonds in areas where we believe housing demand is greater than supply. Land-based bonds can appreciate as housing projects are developed and credit risk diminishes, and we favor bonds issued by large, reputable, builders with strong track-records. On
November 30, 2006, 43% of the portfolio's assets were invested in land-based bonds.

STARTING POINT FOR THE NEXT SIX MONTHS

We believe High-Yield Municipal's time-tested strategy offers opportunities to add value under most economic and market scenarios. "It's all about picking the right bonds," says lead portfolio manager Steven Permut. "Security selection has been key to the fund's solid performance in both up and down markets." As of
November 30, 2006, we saw opportunities in certain health-care-related bonds, reflected in our growing position in BBB-rated health-care bonds. We also continued to avoid airline bonds. Though that position weighed on recent performance, we still believe that the long-term reduction in risk and volatility is worth the short-term loss of return.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
AAA                                          17%                   12%
--------------------------------------------------------------------------------
AA                                            1%                    1%
--------------------------------------------------------------------------------
A                                             1%                    --
--------------------------------------------------------------------------------
BBB                                          20%                   12%
--------------------------------------------------------------------------------
BB                                            3%                    4%
--------------------------------------------------------------------------------
Unrated                                      58%                   71%
--------------------------------------------------------------------------------
Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE SECTORS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                                                % OF FUND
                                                               INVESTMENTS
--------------------------------------------------------------------------------
Land Secured                                                       43%
--------------------------------------------------------------------------------
Special Tax Revenue                                                10%
--------------------------------------------------------------------------------
Project Finance Revenue                                             7%
--------------------------------------------------------------------------------
Tax Allocation/Tax Increment                                        7%
--------------------------------------------------------------------------------
Hospital Revenue                                                    7%
--------------------------------------------------------------------------------

------

High-Yield Municipal - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 99.0%

ALABAMA -- 0.4%
--------------------------------------------------------------------------------
       $1,000,000  Montgomery Medical Clinic
                   Board Health Care Facility
                   Rev., (Jackson Hospital &
                   Clinic), 5.25%, 3/1/36                          $  1,054,240
--------------------------------------------------------------------------------
ALASKA -- 0.2%
--------------------------------------------------------------------------------
          500,000  Anchorage Schools GO,
                   Series 2000 A, 5.75%,
                   12/1/10, Prerefunded at
                   100% of Par (MBIA)(1)                                541,390
--------------------------------------------------------------------------------
ARIZONA -- 5.1%
--------------------------------------------------------------------------------
          590,000  Centerra Community Facilities
                   District GO, 5.50%, 7/15/29                          612,733
--------------------------------------------------------------------------------
        2,000,000  Gilbert Water Resource
                   Municipal Property Corp. Rev.,
                   (Development Fee &
                   Sub-Lien), 4.90%, 4/1/19                           2,036,680
--------------------------------------------------------------------------------
        3,015,000  Pronghorn Ranch Community
                   Facilities District GO, 6.40%,
                   7/15/29(2)                                         3,316,772
--------------------------------------------------------------------------------
        1,120,000  Quailwood Meadows
                   Community Facilities District
                   GO, 6.00%, 7/15/22                                 1,199,363
--------------------------------------------------------------------------------
        2,000,000  Quailwood Meadows
                   Community Facilities District
                   GO, 6.125%, 7/15/29                                2,140,400
--------------------------------------------------------------------------------
          991,000  Sundance Community
                   Facilities Assessment District
                   No. 2 Rev., 7.125%, 7/1/27                         1,117,174
--------------------------------------------------------------------------------
          892,000  Sundance Community
                   Facilities Assessment District
                   No. 3 Rev., 6.50%, 7/1/29                            984,741
--------------------------------------------------------------------------------
          395,000  Sundance Community
                   Facilities District GO, 6.25%,
                   7/15/29                                              440,658
--------------------------------------------------------------------------------
        1,500,000  Vistancia Community Facilities
                   District GO, 5.50%, 7/15/20                        1,572,810
--------------------------------------------------------------------------------
        1,200,000  Vistancia Community Facilities
                   District GO, 5.75%, 7/15/24                        1,270,536
--------------------------------------------------------------------------------
                                                                     14,691,867
--------------------------------------------------------------------------------
ARKANSAS -- 0.3%
--------------------------------------------------------------------------------
        1,000,000  Pulaski County Public
                   Facilities Board Rev., Series
                   2006 A, (Philander Smith
                   College), 5.60%, 6/1/36                            1,011,760
--------------------------------------------------------------------------------
CALIFORNIA -- 15.5%
--------------------------------------------------------------------------------
        2,000,000  Beaumont Financing Auth.
                   Local Agency Rev., Series
                   2003 A, 6.875%, 9/1/27                             2,271,760
--------------------------------------------------------------------------------
        1,490,000  Beaumont Financing Auth.
                   Special Tax Rev., Series
                   2005 B, 5.40%, 9/1/35                              1,564,619
--------------------------------------------------------------------------------
        2,000,000  California Mobilehome Park
                   Financing Auth. Rev., Series
                   2003 B, (Palomar Estates
                   E&W), 7.00%, 9/15/36(2)                            2,218,120
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  735,000  California Statewide
                   Communities Development
                   Auth. Rev., (Thomas Jefferson
                   School of Law), 7.75%,
                   10/1/11, Prerefunded at
                   101% of Par(1)                                  $    864,595
--------------------------------------------------------------------------------
        2,020,000  City of Lake Elsinore
                   Community Facilities District
                   No. 2006-2 Special Tax Rev.,
                   Series 2006 A, (Viscaya),
                   5.40%, 9/1/36                                      2,082,438
--------------------------------------------------------------------------------
          250,000  City of Palm Springs Rev.,
                   (Palm Springs International
                   Airport), 5.45%, 7/1/20                              259,728
--------------------------------------------------------------------------------
          530,000  City of Palm Springs Rev.,
                   (Palm Springs International
                   Airport), 5.55%, 7/1/28                              547,108
--------------------------------------------------------------------------------
        3,105,000  City of Tracy Community
                   Facilities District No. 2006-01
                   Special Tax Rev., (NEI
                   Phase II), 5.75%, 9/1/36                           3,168,590
--------------------------------------------------------------------------------
        4,000,000  City of Vallejo COP, (Marine
                   World Foundation), 7.00%,
                   2/1/17                                             4,095,040
--------------------------------------------------------------------------------
        4,000,000  Fillmore Redevelopment
                   Agency Tax Allocation Rev.,
                   Series 2006 A, (Central City
                   Redevelopment), 5.375%,
                   5/1/31                                             4,155,640
--------------------------------------------------------------------------------
          500,000  Golden State Tobacco
                   Securitization Corp. Rev.,
                   Series 2003 A1, 6.625%,
                   6/1/40                                               570,355
--------------------------------------------------------------------------------
        2,420,000  Golden State Tobacco
                   Securitization Corp.
                   Settlement Rev., Series
                   2003 A1, 6.75%, 6/1/39(2)                          2,785,057
--------------------------------------------------------------------------------
          885,000  Hawaiian Gardens COP, Series
                   2000 A, 8.00%, 6/1/10,
                   Prerefunded at 102% of Par(1)                      1,015,139
--------------------------------------------------------------------------------
        2,000,000  Hawaiian Gardens
                   Redevelopment Agency Tax
                   Allocation Rev., Series 2006 B,
                   (Redevelopment Project No. 1),
                   5.40%, 12/1/25                                     2,055,540
--------------------------------------------------------------------------------
        2,235,000  Independent Cities Lease
                   Finance Auth. Rev., Series
                   2004 A, (Morgan Hill -
                   Hacienda Various Projects),
                   5.90%, 11/15/34                                    2,392,165
--------------------------------------------------------------------------------
        2,000,000  Indio Redevelopment Agency
                   Tax Allocation Rev., Series
                   2004 B, (Sub-Merged Project
                   Area), 6.50%, 8/15/34                              2,224,220
--------------------------------------------------------------------------------
        2,100,000  Menifee Union School District
                   Special Tax Rev., (Community
                   Facilities District No. 2005-2),
                   5.375%, 9/1/36                                     2,144,037
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

High-Yield Municipal - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  680,000  Murrieta Valley Unified School
                   District Special Tax Rev.,
                   (Community Facilities District
                   No. 2002-4 - Improvement
                   Area B), 5.45%, 9/1/38                          $    694,192
--------------------------------------------------------------------------------
        2,000,000  Northern Mariana Islands
                   Commonwealth GO, Series
                   2003 A, 6.75%, 10/1/33(2)                          2,259,000
--------------------------------------------------------------------------------
        1,390,000  Perris Community Facilities
                   District No. 3, Series 2005 A,
                   (Improvement Area No. 2),
                   5.30%, 9/1/35                                      1,438,872
--------------------------------------------------------------------------------
        3,000,000  Perris Public Financing Auth.
                   Special Tax Rev., Series
                   2003 A, 6.25%, 9/1/33                              3,299,880
--------------------------------------------------------------------------------
        1,000,000  Soledad Improvement Bond
                   Act of 1915 Special
                   Assessment, (Diamond Ridge
                   Assessment District
                   No. 2002-01), 6.75%, 9/2/33                        1,099,250
--------------------------------------------------------------------------------
        1,585,000  Vallejo Multifamily Housing
                   Rev., Series 1998 B, (Solano
                   Affordable Housing), 8.25%,
                   4/1/39 (Acquired 12/12/02,
                   Cost $1,715,588)(3)                                1,821,387
--------------------------------------------------------------------------------
                                                                     45,026,732
--------------------------------------------------------------------------------
COLORADO -- 8.3%
--------------------------------------------------------------------------------
          700,000  City of Black Hawk Rev.,
                   5.00%, 12/1/18                                       720,972
--------------------------------------------------------------------------------
          750,000  Colorado Health Facilities
                   Auth. Rev., (The Evangelical
                   Lutheran Good Samaritan
                   Society), 5.25%, 6/1/31                              801,480
--------------------------------------------------------------------------------
        2,500,000  Colorado Health Facilities
                   Auth. Rev., (The Evangelical
                   Lutheran Good Samaritan
                   Society), 5.25%, 6/1/36(2)                         2,665,575
--------------------------------------------------------------------------------
        3,000,000  Denver Health & Hospital
                   Auth. Healthcare Rev., Series
                   2004 A, 6.25%, 12/1/33(2)                          3,402,360
--------------------------------------------------------------------------------
          640,000  Douglas County School
                   District No. Re-1 GO, Series
                   2002 B, (Douglas & Elbert
                   Counties), 5.75%, 12/15/12,
                   Prerefunded at 100% of Par
                   (FSA/State Aid Withholding)(1)                       716,134
--------------------------------------------------------------------------------
          800,000  Eagle County Air Terminal
                   Corp. Rev., Series 2006 A,
                   (Airport Terminal), 5.15%,
                   5/1/17                                               820,136
--------------------------------------------------------------------------------
          475,000  Eagle County Air Terminal
                   Corp. Rev., Series 2006 B,
                   (Airport Terminal), 5.25%,
                   5/1/20                                               486,505
--------------------------------------------------------------------------------
        5,725,000  Granby Ranch Metropolitan
                   District GO, 6.75%, 12/1/36                        5,898,353
--------------------------------------------------------------------------------
        3,000,000  One Horse Business
                   Improvement District Rev.,
                   6.00%, 6/1/24(2)                                   3,204,900
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $1,500,000  Plaza Metropolitan District
                   No. 1 Rev., 8.00%, 12/1/25                      $  1,674,780
--------------------------------------------------------------------------------
        2,000,000  Todd Creek Farms
                   Metropolitan District No. 1
                   Rev., 5.60%, 12/1/14                               2,076,340
--------------------------------------------------------------------------------
        1,500,000  Todd Creek Farms
                   Metropolitan District No. 1
                   Rev., 6.125%, 12/1/19                              1,587,375
--------------------------------------------------------------------------------
                                                                     24,054,910
--------------------------------------------------------------------------------
CONNECTICUT -- 0.4%
--------------------------------------------------------------------------------
        1,000,000  Connecticut Development Auth.
                   Industrial Rev., (Afco Cargo
                   BDL-LLC), 8.00%, 4/1/30                            1,089,100
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 0.7%
--------------------------------------------------------------------------------
        1,000,000  District of Columbia COP,
                   (Public Safety & Emergency),
                   5.50%, 1/1/19 (Ambac)                              1,101,770
--------------------------------------------------------------------------------
          750,000  Metropolitan Washington D.C.
                   Airports Auth. General Rev.,
                   Series 2001 A, 5.50%,
                   10/1/18 (MBIA)                                       809,123
--------------------------------------------------------------------------------
                                                                      1,910,893
--------------------------------------------------------------------------------
FLORIDA -- 13.7%
--------------------------------------------------------------------------------
        2,800,000  Anthem Park Community
                   Development District Rev.,
                   5.80%, 5/1/36                                      2,946,104
--------------------------------------------------------------------------------
        5,000,000  Arborwood Community
                   Development District Special
                   Assessment Rev., Series
                   2006 B, (Centex Homes),
                   5.25%, 5/1/16                                      5,159,150
--------------------------------------------------------------------------------
        1,470,000  Bartam Park Community
                   Development Special
                   Assessment, 5.30%, 5/1/35                          1,492,256
--------------------------------------------------------------------------------
        2,800,000  Belmont Community
                   Development District Special
                   Assessment Rev., Series
                   2006 B, 5.125%, 11/1/14                            2,854,628
--------------------------------------------------------------------------------
        1,120,000  Cascades at Groveland
                   Community Development
                   District Special Assessment
                   Rev., 5.30%, 5/1/36                                1,135,288
--------------------------------------------------------------------------------
        2,380,000  Concorde Estates Community
                   Development District Rev.,
                   Series 2004 B, 5.00%, 5/1/11                       2,381,571
--------------------------------------------------------------------------------
          155,000  Covington Park Community
                   Development District Rev.,
                   Series 2004 B, (Capital
                   Improvement), 5.30%,
                   11/1/09                                              155,192
--------------------------------------------------------------------------------
          980,000  Double Branch Community
                   Development District Special
                   Assessment, Series 2002 A,
                   6.70%, 5/1/34                                      1,083,576
--------------------------------------------------------------------------------
          145,000  Double Branch Community
                   Development District Special
                   Assessment, Series 2003 C,
                   5.125%, 5/1/08                                       145,125
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

High-Yield Municipal - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $3,455,000  Dupree Lakes Community
                   Development District Rev.,
                   5.00%, 11/1/10                                  $  3,457,280
--------------------------------------------------------------------------------
        1,000,000  East Homestead Community
                   Development District Special
                   Assessment Rev., 5.375%,
                   5/1/36                                             1,018,250
--------------------------------------------------------------------------------
          980,000  East Homestead Community
                   Development District Special
                   Assessment Rev., Series
                   2006 B, 5.00%, 5/1/11                                994,073
--------------------------------------------------------------------------------
          520,000  Fleming Island Plantation
                   Community Development
                   District Special Assessment,
                   Series 2000 B, 7.375%,
                   5/1/31                                               563,846
--------------------------------------------------------------------------------
          640,000  Gateway Services Community
                   Development District Special
                   Assessment, Series 2003 B,
                   (Sun City Center - Fort
                   Meyers), 5.50%, 5/1/10                               643,187
--------------------------------------------------------------------------------
            5,000  Heritage Harbor South
                   Community Development
                   District Rev., Series 2002 B,
                   5.40%, 11/1/08                                         5,012
--------------------------------------------------------------------------------
        2,250,000  Lee County Industrial
                   Development Health Care
                   Facilities Auth. Rev., (Shell
                   Point Village), 5.125%,
                   11/15/36(2)                                        2,335,275
--------------------------------------------------------------------------------
          320,000  Middle Village Community
                   Development District Special
                   Assessment, Series 2004 B,
                   5.00%, 5/1/09                                        320,262
--------------------------------------------------------------------------------
        2,500,000  Midtown Miami Community
                   Development District Special
                   Assessment, Series 2004 A,
                   6.25%, 5/1/37(2)                                   2,741,075
--------------------------------------------------------------------------------
        1,000,000  Orange County School Board
                   COP, Series 2002 A, 5.50%,
                   8/1/12, Prerefunded at 100%
                   of Par (MBIA)(1)                                   1,099,560
--------------------------------------------------------------------------------
        1,300,000  Palm Glades Community
                   Development District Special
                   Assessment, Series 2006 A,
                   5.30%, 5/1/36                                      1,318,707
--------------------------------------------------------------------------------
          100,000  Reunion East Community
                   Development District Special
                   Assessment Rev., Series
                   2002 B, 5.90%, 11/1/07                               100,462
--------------------------------------------------------------------------------
        1,245,000  South-Dade Venture
                   Community Development
                   District Rev., 6.125%, 5/1/34                      1,343,118
--------------------------------------------------------------------------------
        1,210,000  Sterling Hill Community
                   Development District Special
                   Assessment, Series 2003 B,
                   5.50%, 11/1/10                                     1,213,315
--------------------------------------------------------------------------------
          380,000  Stoneybrook West Community
                   Development District Special
                   Assessment, Series 2000 A,
                   7.00%, 5/1/32                                        407,858
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  950,000  Waterchase Community
                   Development District Rev.,
                   Series 2001 A, 6.70%, 5/1/32                    $  1,021,896
--------------------------------------------------------------------------------
        1,680,000  Waters Edge Community
                   Development District Rev.,
                   5.30%, 5/1/36                                      1,702,932
--------------------------------------------------------------------------------
        1,995,000  Westchester Community
                   Development District No. 1
                   Special Assessment,
                   (Infrastructure), 6.125%,
                   5/1/35                                             2,131,498
--------------------------------------------------------------------------------
                                                                     39,770,496
--------------------------------------------------------------------------------
GEORGIA -- 0.4%
--------------------------------------------------------------------------------
        1,235,000  City of Atlanta Tax Allocation
                   Rev., (Princeton Lakes),
                   5.50%, 1/1/31                                      1,271,865
--------------------------------------------------------------------------------
GUAM -- 0.6%
--------------------------------------------------------------------------------
        1,500,000  Guam Government
                   Waterworks Auth. Rev.,
                   6.00%, 7/1/25                                      1,658,145
--------------------------------------------------------------------------------
ILLINOIS -- 7.6%
--------------------------------------------------------------------------------
        1,325,000  Bedford Park Tax Allocation
                   Rev., 5.125%, 12/30/18                             1,343,683
--------------------------------------------------------------------------------
        3,000,000  Chicago Park District GO,
                   Series 2006 C, 5.00%, 1/1/12
                   (FGIC)(2)                                          3,195,690
--------------------------------------------------------------------------------
        3,000,000  Chicago Tax Increment
                   Allocation Rev., Series 2004 B,
                   (Pilsen Redevelopment),
                   (Junior Lien), 6.75%, 6/1/22(2)                    3,292,470
--------------------------------------------------------------------------------
        6,000,000  City of Yorkville Special
                   Service Area No. 2005-109
                   Special Tax Rev., (Bristol Bay),
                   5.875%, 3/1/36                                     6,103,199
--------------------------------------------------------------------------------
        3,350,000  Pingree Grove Special Service
                   Area No. 7 Special Tax Rev.,
                   Series 2006-1, (Cambridge
                   Lakes), 6.00%, 3/1/36                              3,467,217
--------------------------------------------------------------------------------
        1,000,000  Village of Bolingbrook Rev.,
                   6.25%, 1/1/24(4)                                     991,650
--------------------------------------------------------------------------------
        3,500,000  Volo Village Special Service
                   Area No. 3 Special Tax Rev.,
                   Series 2006-1, (Symphony
                   Meadows), 6.00%, 3/1/36                            3,596,215
--------------------------------------------------------------------------------
                                                                     21,990,124
--------------------------------------------------------------------------------
IOWA -- 1.3%
--------------------------------------------------------------------------------
        1,500,000  County of Carroll Rev., Series
                   2006 A, (St. Anthony Regional
                   Hospital), 5.00%, 11/1/31                          1,545,495
--------------------------------------------------------------------------------
        2,000,000  Tobacco Settlement Auth. Rev.,
                   Series 2005 C, 5.50%, 6/1/42(2)                    2,117,560
--------------------------------------------------------------------------------
                                                                      3,663,055
--------------------------------------------------------------------------------
MARYLAND -- 2.1%
--------------------------------------------------------------------------------
        1,240,000  Anne Arundel County Special
                   Obligation Rev., (Arundel Mills),
                   7.10%, 7/1/09, Prerefunded at
                   102% of Par(1)                                     1,369,766
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

High-Yield Municipal - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $1,000,000  Anne Arundel County Special
                   Obligation Rev., (National
                   Business Park), 7.375%,
                   7/1/10, Prerefunded at 102%
                   of Par(1)                                       $  1,143,640
--------------------------------------------------------------------------------
        1,000,000  Baltimore Rev., (North Locust
                   Point), 5.50%, 9/1/34                              1,053,530
--------------------------------------------------------------------------------
        1,000,000  Maryland Industrial
                   Development Financing Auth.
                   Rev., Series 2005 A, (Our
                   Lady of Good Counsel High
                   School), 6.00%, 5/1/35                             1,083,340
--------------------------------------------------------------------------------
        1,210,000  Prince Georges County Rev.,
                   (Woodview Village Phase II -
                   Subdistrict), 7.00%, 7/1/12                        1,427,159
--------------------------------------------------------------------------------
                                                                      6,077,435
--------------------------------------------------------------------------------
MINNESOTA -- 2.6%
--------------------------------------------------------------------------------
        7,000,000  St. Paul Housing &
                   Redevelopment Auth. Health
                   Care Facilities Rev.,
                   (Healthpartners Obligated
                   Group), 5.25%, 5/15/36                             7,455,140
--------------------------------------------------------------------------------
MISSOURI -- 0.8%
--------------------------------------------------------------------------------
          355,000  Grindstone Plaza
                   Transportation Development
                   District Rev., Series 2006 A,
                   5.50%, 10/1/31                                       363,506
--------------------------------------------------------------------------------
          500,000  Grindstone Plaza
                   Transportation Development
                   District Rev., Series 2006 A,
                   5.55%, 10/1/36                                       511,025
--------------------------------------------------------------------------------
          860,000  Missouri Bottom
                   Transportation Development
                   District Hazelwood Rev.,
                   7.20%, 5/1/33                                        965,617
--------------------------------------------------------------------------------
          330,000  Missouri Housing Development
                   Commission Mortgage Rev.,
                   Series 1998 B2, (Single
                   Family), 6.40%, 9/1/29                               336,250
--------------------------------------------------------------------------------
                                                                      2,176,398
--------------------------------------------------------------------------------
NEVADA -- 7.8%
--------------------------------------------------------------------------------
        1,085,000  Clark County Improvement
                   District No. 121 Special
                   Assessment, (Southern
                   Highlands Area), 7.50%,
                   12/1/09, Prerefunded at
                   102% of Par(1)                                     1,214,158
--------------------------------------------------------------------------------
        3,000,000  Clark County Improvement
                   District No. 142 Special
                   Assessment, 5.50%, 8/1/12                          3,094,770
--------------------------------------------------------------------------------
          675,000  Clark County Improvement
                   Districts No. 108 & 124
                   Special Assessment, Series
                   2003 B, 5.25%, 2/1/12                                695,986
--------------------------------------------------------------------------------
          705,000  Clark County Improvement
                   Districts No. 108 & 124
                   Special Assessment, Series
                   2003 B, 5.375%, 2/1/13                               727,024
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  685,000  Clark County Improvement
                   Districts No. 108 & 124
                   Special Assessment, Series
                   2003 B, 5.40%, 2/1/14                           $    706,358
--------------------------------------------------------------------------------
        1,410,000  Henderson Local Improvement
                   District No. T-14 Special
                   Assessment, 5.25%, 3/1/13                          1,455,092
--------------------------------------------------------------------------------
        1,545,000  Henderson Local Improvement
                   District No. T-15 Special
                   Assessment, 6.10%, 3/1/24                          1,598,890
--------------------------------------------------------------------------------
        1,000,000  Henderson Local Improvement
                   District No. T-16 Special
                   Assessment, (The Falls at Lake
                   Las Vegas), 5.00%, 3/1/20                          1,005,340
--------------------------------------------------------------------------------
          250,000  Henderson Local Improvement
                   District No. T-17 Special
                   Assessment, 5.00%, 9/1/18                            258,800
--------------------------------------------------------------------------------
        6,600,000  Henderson Local Improvement
                   District No. T-18 Special
                   Assessment, 5.30%, 9/1/35                          6,747,705
--------------------------------------------------------------------------------
        1,105,000  Henderson Redevelopment
                   Agency Tax Allocation Rev.,
                   Series 2002 B, 7.10%,
                   10/1/22                                            1,225,489
--------------------------------------------------------------------------------
          350,000  Henderson Redevelopment
                   Agency Tax Allocation Rev.,
                   Series 2002 B, 7.20%,
                   10/1/25                                              387,615
--------------------------------------------------------------------------------
        1,275,000  Las Vegas Improvement
                   District No. 607 Special
                   Assessment, 5.50%, 6/1/13                          1,319,804
--------------------------------------------------------------------------------
          495,000  Las Vegas Improvement
                   District No. 808-Summerlin
                   Area Special Assessment,
                   5.70%, 6/1/08                                        505,207
--------------------------------------------------------------------------------
          740,000  Reno Special Assessment
                   District No. 4 Rev., (Somersett
                   Parkway), 5.20%, 12/1/10                             762,651
--------------------------------------------------------------------------------
          780,000  Reno Special Assessment
                   District No. 4 Rev., (Somersett
                   Parkway), 5.45%, 12/1/11                             804,094
--------------------------------------------------------------------------------
                                                                     22,508,983
--------------------------------------------------------------------------------
NEW JERSEY -- 9.9%
--------------------------------------------------------------------------------
        1,000,000  New Jersey Economic
                   Development Auth. COP,
                   Series 1999 A, (Transportation
                   Sublease), 6.00%, 5/1/09,
                   Prerefunded at 100% of Par
                   (FSA)(1)                                           1,058,310
--------------------------------------------------------------------------------
        1,300,000  New Jersey Economic
                   Development Auth. Rev.,
                   (Seabrook Village, Inc.
                   Facility), 6.625%, 11/15/36                        1,333,943
--------------------------------------------------------------------------------
        5,000,000  New Jersey Economic
                   Development Auth. Rev.,
                   Series 2006 A, (Gloucester
                   Marine Terminal), 6.625%,
                   1/1/37                                             5,223,200
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

High-Yield Municipal - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $5,000,000  New Jersey Economic
                   Development Auth. Rev.,
                   Series 2006 B, (Gloucester
                   Marine Terminal), 6.875%,
                   1/1/37                                          $  5,191,700
--------------------------------------------------------------------------------
        2,000,000  New Jersey Economic
                   Development Auth. Rev.,
                   Series 2006 C, (Gloucester
                   Marine Terminal), 6.50%,
                   1/1/15                                             2,041,380
--------------------------------------------------------------------------------
        4,000,000  Tobacco Settlement Financing
                   Corp. Rev., 6.00%, 6/1/37(2)                       4,374,080
--------------------------------------------------------------------------------
        8,835,000  Tobacco Settlement Financing
                   Corp. Rev., 6.125%, 6/1/42(2)                      9,715,231
--------------------------------------------------------------------------------
                                                                     28,937,844
--------------------------------------------------------------------------------
NEW MEXICO -- 1.3%
--------------------------------------------------------------------------------
        1,490,000  Cabezon Public Improvement
                   District Special Tax Rev.,
                   6.30%, 9/1/34                                      1,598,785
--------------------------------------------------------------------------------
        1,000,000  Mariposa East Public
                   Improvement District GO,
                   6.00%, 9/1/32                                      1,051,510
--------------------------------------------------------------------------------
        1,000,000  Ventana West Public
                   Improvement District Special
                   Levy Rev., 6.875%, 8/1/33                          1,091,850
--------------------------------------------------------------------------------
                                                                      3,742,145
--------------------------------------------------------------------------------
NEW YORK -- 0.4%
--------------------------------------------------------------------------------
        1,000,000  Onondaga County Industrial
                   Development Auth. Rev., (Air
                   Cargo), 7.25%, 1/1/32                              1,091,680
--------------------------------------------------------------------------------
NORTH DAKOTA -- 0.4%
--------------------------------------------------------------------------------
        1,500,000  Ward County Health Care
                   Facilities Rev., (Trinity
                   Obligated Group), 5.125%,
                   7/1/29                                             1,586,655
--------------------------------------------------------------------------------
OHIO -- 2.0%
--------------------------------------------------------------------------------
        1,150,000  Hebron Waterworks Rev.,
                   5.875%, 12/1/25                                    1,214,883
--------------------------------------------------------------------------------
          745,000  Hebron Waterworks Rev.,
                   6.125%, 12/1/29                                      798,580
--------------------------------------------------------------------------------
          215,000  New Albany Plain Local
                   School District GO, 5.50%,
                   6/1/12, Prerefunded at 100%
                   of Par (FGIC)(1)                                     235,846
--------------------------------------------------------------------------------
          285,000  New Albany Plain Local
                   School District GO, 5.50%,
                   12/1/19 (FGIC)                                       311,146
--------------------------------------------------------------------------------
        1,800,000  Pinnacle Community
                   Infrastructure Financing
                   Facilities Auth. Rev., Series
                   2004 A, 6.25%, 12/1/36                             1,921,303
--------------------------------------------------------------------------------
        1,100,000  Port of Greater Cincinnati
                   Development Auth. Special
                   Assessment, (Cooperative
                   Public Parking Infrastructure),
                   6.40%, 2/15/34                                     1,196,723
--------------------------------------------------------------------------------
                                                                      5,678,481
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
OKLAHOMA -- 1.2%
--------------------------------------------------------------------------------
       $2,500,000  Norman Regional Hospital
                   Auth. Rev., 5.375%, 9/1/36(2)                   $  2,667,925
--------------------------------------------------------------------------------
          750,000  Oklahoma City Industrial &
                   Cultural Facilities Trust Rev.,
                   6.75%, 1/1/23                                        810,840
--------------------------------------------------------------------------------
                                                                      3,478,765
--------------------------------------------------------------------------------
OREGON -- 0.6%
--------------------------------------------------------------------------------
        2,000,000  Cow Creek Band of Umpqua
                   Tribe of Indians Rev., Series
                   2006 C, 5.625%, 10/1/26                            2,055,040
--------------------------------------------------------------------------------
PENNSYLVANIA -- 2.9%
--------------------------------------------------------------------------------
        4,375,000  Allegheny County
                   Redevelopment Auth. Tax
                   Allocation, (Pittsburgh Mills),
                   5.10%, 7/1/14                                      4,542,824
--------------------------------------------------------------------------------
        1,000,000  Allegheny County
                   Redevelopment Auth. Tax
                   Allocation, (Pittsburgh Mills),
                   5.60%, 7/1/23                                      1,071,560
--------------------------------------------------------------------------------
        1,325,000  Chartiers Valley School
                   District GO, Series 2004 A,
                   5.00%, 10/15/20 (FSA/State
                   Aid Withholding)                                   1,431,822
--------------------------------------------------------------------------------
        1,000,000  Langhorne Manor Boro Higher
                   Education Auth. Rev.,
                   (Philadelphia Biblical
                   University), 5.50%, 4/1/25                         1,024,420
--------------------------------------------------------------------------------
          360,000  New Morgan Municipal Auth.
                   Office Rev., Series 1999 A,
                   (Commonwealth Office),
                   5.375%, 6/1/08                                       359,374
--------------------------------------------------------------------------------
                                                                      8,430,000
--------------------------------------------------------------------------------
PUERTO RICO -- 1.0%
--------------------------------------------------------------------------------
        1,000,000  Government Development
                   Bank of Puerto Rico Rev.,
                   4.00%, 1/24/07                                       999,750
--------------------------------------------------------------------------------
        2,000,000  Government Development
                   Bank of Puerto Rico Rev.,
                   4.05%, 2/8/07                                      1,999,540
--------------------------------------------------------------------------------
                                                                      2,999,290
--------------------------------------------------------------------------------
RHODE ISLAND -- 0.2%
--------------------------------------------------------------------------------
          500,000  Cranston GO, 6.375%,
                   11/15/09, Prerefunded at
                   101% of Par (FGIC)(1)                                544,420
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 0.8%
--------------------------------------------------------------------------------
        1,000,000  City of Myrtle Beach Tax
                   Allocation Rev., Series 2006 A,
                   (Myrtle Beach Air Force Base
                   Redevelopment Project Area),
                   5.30%, 10/1/35                                     1,029,900
--------------------------------------------------------------------------------
        1,250,000  Lancaster County Special
                   Assessment, (Sun City Lakes
                   Improvement), 5.45%, 12/1/37                       1,279,000
--------------------------------------------------------------------------------
                                                                      2,308,900
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

High-Yield Municipal - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TENNESSEE -- 2.6%
--------------------------------------------------------------------------------
       $1,410,000  Chattanooga Health
                   Educational & Housing Facility
                   Board Rev., Series 2005 B,
                   (Campus Development
                   Foundation, Inc. Phase I LLC),
                   5.50%, 10/1/20                                  $  1,477,539
--------------------------------------------------------------------------------
        3,565,000  Chattanooga Health
                   Educational & Housing Facility
                   Board Rev., Series 2005 B,
                   (Campus Development
                   Foundation, Inc. Phase I LLC),
                   6.00%, 10/1/35                                     3,802,429
--------------------------------------------------------------------------------
        2,000,000  Sullivan County Health,
                   Educational & Housing
                   Facilities Board Hospital Rev.,
                   Series 2006 C, (Wellmont
                   Health System), 5.25%,
                   9/1/36(2)                                          2,130,220
--------------------------------------------------------------------------------
                                                                      7,410,188
--------------------------------------------------------------------------------
TEXAS -- 1.5%
--------------------------------------------------------------------------------
          610,000  Abia Development Corp.
                   Airport Facilities Rev., (Aero
                   Austin L.P.), 6.75%, 1/1/11                          638,774
--------------------------------------------------------------------------------
          400,000  Bexar County Health Facilities
                   Development Corp. Rev.,
                   (Army Retirement Residence),
                   6.125%, 7/1/22                                       434,068
--------------------------------------------------------------------------------
        1,000,000  Bexar County Health Facilities
                   Development Corp. Rev.,
                   (Army Retirement Residence),
                   6.30%, 7/1/32(2)                                   1,093,660
--------------------------------------------------------------------------------
        2,000,000  Pearland Development Auth.
                   Tax Allocation Rev., 5.50%,
                   9/1/28 (RADIAN-IBC)(2)                             2,195,640
--------------------------------------------------------------------------------
                                                                      4,362,142
--------------------------------------------------------------------------------
UTAH -- 0.5%
--------------------------------------------------------------------------------
        1,235,000  West Valley City Rev., Series
                   2001 A, 5.50%, 7/15/15
                   (MBIA)                                             1,338,197
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
VIRGINIA -- 0.7%
--------------------------------------------------------------------------------
       $2,000,000  Tobacco Settlement Financing
                   Corp. Rev., 5.625%, 6/1/37(2)                   $  2,142,200
--------------------------------------------------------------------------------
WASHINGTON -- 0.8%
--------------------------------------------------------------------------------
          860,000  Cowlitz County Kelso School
                   District No. 458 GO, 5.75%,
                   12/1/18 (FSA)                                        949,079
--------------------------------------------------------------------------------
          250,000  Port of Seattle Rev., Series
                   2000 B, 6.00%, 2/1/15 (MBIA)                         286,563
--------------------------------------------------------------------------------
        1,080,000  Terrace Heights Sewer District
                   Rev., 5.00%, 1/1/33                                1,100,087
--------------------------------------------------------------------------------
                                                                      2,335,729
--------------------------------------------------------------------------------
WISCONSIN -- 4.4%
--------------------------------------------------------------------------------
        5,000,000  Badger Tobacco Asset
                   Securitization Corp. Rev.,
                   6.125%, 6/1/27(2)                                  5,413,650
--------------------------------------------------------------------------------
        3,200,000  Wisconsin GO, Series 2006-1,
                   5.00%, 5/1/10 (MBIA)(2)                            3,351,040
--------------------------------------------------------------------------------
        2,000,000  Wisconsin Health &
                   Educational Facilities Auth.
                   Rev., Series 2004 A,
                   (Southwest Health Center),
                   6.25%, 4/1/34                                      2,072,640
--------------------------------------------------------------------------------
        1,750,000  Wisconsin Health &
                   Educational Facilities Auth.
                   Rev., Series 2006 A,
                   (Marshfield Clinic), 5.375%,
                   2/15/34(2)                                         1,879,150
--------------------------------------------------------------------------------
                                                                     12,716,480
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 99.0%
(Cost $273,695,706)                                                 287,110,689
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.0%                                  2,882,798
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $289,993,487
================================================================================

FUTURES CONTRACTS

                              Expiration       Underlying Face       Unrealized
    Contracts Purchased          Date          Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
    211  U.S. Treasury
         2-Year Notes         March 2007         $43,255,000           $91,851
                                               =================================

                              Expiration       Underlying Face       Unrealized
      Contracts Sold             Date          Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
    112  U.S. Treasury
         10-Year Notes        March 2007         $12,229,000          $(95,627)
                                               =================================

See Notes to Financial Statements.                                  (continued)

------

High-Yield Municipal - Schedule of Investments

NOVEMBER 30, 2006 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

MBIA = MBIA Insurance Corporation

RADIAN-IBC = Radian Asset Assurance, Inc. -- Insured Bond Certificates

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated for futures contracts.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2006 was
    $1,821,387, which represented 0.6% of total net assets.

(4) Step-coupon security. These securities are issued with a zero-coupon  and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective
    November 30, 2006.

See Notes to Financial Statements.

------

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE    ACCOUNT VALUE      6/1/06 -        EXPENSE
                        6/1/06         11/30/06         11/30/06        RATIO*
--------------------------------------------------------------------------------
ARIZONA MUNICIPAL BOND SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,037.70         $2.50          0.49%
--------------------------------------------------------------------------------
A Class                 $1,000         $1,036.40         $3.78          0.74%
--------------------------------------------------------------------------------
B Class                 $1,000         $1,032.50         $7.59          1.49%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,032.50         $7.59          1.49%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,022.61         $2.48          0.49%
--------------------------------------------------------------------------------
A Class                 $1,000         $1,021.36         $3.75          0.74%
--------------------------------------------------------------------------------
B Class                 $1,000         $1,017.60         $7.54          1.49%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,017.60         $7.54          1.49%
--------------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,036.20         $2.50          0.49%
--------------------------------------------------------------------------------
A Class                 $1,000         $1,034.90         $3.77          0.74%
--------------------------------------------------------------------------------
B Class                 $1,000         $1,031.10         $7.59          1.49%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,031.10         $7.59          1.49%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,022.61         $2.48          0.49%
--------------------------------------------------------------------------------
A Class                 $1,000         $1,021.36         $3.75          0.74%
--------------------------------------------------------------------------------
B Class                 $1,000         $1,017.60         $7.54          1.49%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,017.60         $7.54          1.49%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

                                                                    (continued)

------

Shareholder Fee Examples (Unaudited)

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE    ACCOUNT VALUE      6/1/06 -        EXPENSE
                        6/1/06         11/30/06         11/30/06        RATIO*
--------------------------------------------------------------------------------
LONG-TERM TAX-FREE SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,047.80         $2.57          0.50%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,048.80         $1.54          0.30%
--------------------------------------------------------------------------------
A Class                 $1,000         $1,046.40         $3.85          0.75%
--------------------------------------------------------------------------------
B Class                 $1,000         $1,042.50         $7.68          1.50%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,042.50         $7.68          1.50%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,022.56         $2.54          0.50%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,023.56         $1.52          0.30%
--------------------------------------------------------------------------------
A Class                 $1,000         $1,021.31         $3.80          0.75%
--------------------------------------------------------------------------------
B Class                 $1,000         $1,017.55         $7.59          1.50%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,017.55         $7.59          1.50%
--------------------------------------------------------------------------------
HIGH-YIELD MUNICIPAL SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,048.60         $3.18          0.62%
--------------------------------------------------------------------------------
A Class                 $1,000         $1,047.30         $4.47          0.87%
--------------------------------------------------------------------------------
B Class                 $1,000         $1,043.40         $8.30          1.62%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,043.30         $8.30          1.62%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,021.96         $3.14          0.62%
--------------------------------------------------------------------------------
A Class                 $1,000         $1,020.71         $4.41          0.87%
--------------------------------------------------------------------------------
B Class                 $1,000         $1,016.95         $8.19          1.62%
--------------------------------------------------------------------------------
C Class                 $1,000         $1,016.95         $8.19          1.62%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

Statement of Assets and Liabilities

NOVEMBER 30, 2006 (UNAUDITED)
----------------------------------------------------------------------------------------------------
                                      ARIZONA           FLORIDA         LONG-TERM       HIGH-YIELD
                                   MUNICIPAL BOND    MUNICIPAL BOND     TAX-FREE        MUNICIPAL
----------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $52,564,140,
$38,144,310, $33,522,771,
and $273,695,706, respectively)      $55,028,335      $40,027,291      $34,627,493     $287,110,689
---------------------------------
Cash                                      23,858               --            1,157               --
---------------------------------
Receivable for
investments sold                              --               --               --        1,402,660
---------------------------------
Receivable for capital
shares sold                                   --              257            1,900          212,916
---------------------------------
Receivable for variation
margin on futures contracts                   --               --               --              655
---------------------------------
Interest receivable                      970,474          529,270          443,866        4,421,123
----------------------------------------------------------------------------------------------------
                                      56,022,667       40,556,818       35,074,416      293,148,043
----------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------
Disbursements in excess
of demand deposit cash                        --           17,333               --          153,919
---------------------------------
Payable for
investments purchased                         --               --               --        2,369,987
---------------------------------
Payable for capital
shares redeemed                               --               --           28,343          126,910
---------------------------------
Payable for variation margin
on futures contracts                       4,032            6,220            5,875               --
---------------------------------
Accrued management fees                   22,061           16,132           11,114          144,418
---------------------------------
Distribution fees payable                    354              736            1,050           24,423
---------------------------------
Service fees (and distribution
fees -- A Class) payable                     495              473            3,619           38,164
---------------------------------
Dividends payable                         40,212           40,591           12,093          296,735
----------------------------------------------------------------------------------------------------
                                          67,154           81,485           62,094        3,154,556
----------------------------------------------------------------------------------------------------

NET ASSETS                           $55,955,513      $40,475,333      $35,012,322     $289,993,487
====================================================================================================

See Notes to Financial Statements.                                  (continued)

------

Statement of Assets and Liabilities

NOVEMBER 30, 2006 (UNAUDITED)
----------------------------------------------------------------------------------------------------
                                      ARIZONA           FLORIDA         LONG-TERM       HIGH-YIELD
                                   MUNICIPAL BOND    MUNICIPAL BOND     TAX-FREE        MUNICIPAL
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Capital paid in                      $53,710,480      $38,969,147      $34,573,621     $279,078,120
---------------------------------
Undistributed net
investment income                             --               --           27,510               --
---------------------------------
Accumulated net realized loss
on investment transactions              (209,690)        (362,968)        (680,524)      (2,495,840)
---------------------------------
Net unrealized appreciation
on investments                         2,454,723        1,869,154        1,091,715       13,411,207
----------------------------------------------------------------------------------------------------
                                     $55,955,513      $40,475,333      $35,012,322     $289,993,487
====================================================================================================
INVESTOR CLASS
----------------------------------------------------------------------------------------------------
Net assets                           $53,609,441      $38,211,319         $243,571     $101,090,727
---------------------------------
Shares outstanding                     4,935,858        3,566,628           22,168        9,403,923
---------------------------------
Net asset value per share                 $10.86           $10.71           $10.99           $10.75
----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
Net assets                                   N/A              N/A      $17,255,060              N/A
---------------------------------
Shares outstanding                           N/A              N/A        1,570,400              N/A
---------------------------------
Net asset value per share                    N/A              N/A           $10.99              N/A
----------------------------------------------------------------------------------------------------
A CLASS
----------------------------------------------------------------------------------------------------
Net assets                            $1,769,213       $1,065,623      $15,800,887     $148,560,644
---------------------------------
Shares outstanding                       162,892           99,465        1,438,032       13,819,797
---------------------------------
Net asset value per share                 $10.86           $10.71           $10.99           $10.75
---------------------------------
Maximum offering price (net asset
value divided by 0.955)                   $11.37           $11.21           $11.51           $11.26
----------------------------------------------------------------------------------------------------
B CLASS
----------------------------------------------------------------------------------------------------
Net assets                               $42,785          $16,125       $1,671,316       $4,494,513
---------------------------------
Shares outstanding                         3,940            1,505          152,124          418,100
---------------------------------
Net asset value per share                 $10.86           $10.71           $10.99           $10.75
----------------------------------------------------------------------------------------------------
C CLASS
----------------------------------------------------------------------------------------------------
Net assets                              $534,074       $1,182,266          $41,488      $35,847,603
---------------------------------
Shares outstanding                        49,172          110,352            3,776        3,334,705
---------------------------------
Net asset value per share                 $10.86           $10.71           $10.99           $10.75
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------

Statement of Operations

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)
----------------------------------------------------------------------------------------------------
                                      ARIZONA           FLORIDA         LONG-TERM       HIGH-YIELD
                                   MUNICIPAL BOND    MUNICIPAL BOND     TAX-FREE        MUNICIPAL
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
----------------------------------------------------------------------------------------------------
INCOME:
---------------------------------
Interest                              $1,265,759       $  957,971       $  811,941      $ 7,434,910
----------------------------------------------------------------------------------------------------

EXPENSES:
---------------------------------
Management fees                          135,110          101,062           70,867          845,248
---------------------------------
Distribution Fees:
---------------------------------
  B Class                                    159               59            6,904           16,830
---------------------------------
  C Class                                  1,736            4,756              126          123,272
---------------------------------
Service Fees:
---------------------------------
  B Class                                     53               20            2,301            5,610
---------------------------------
  C Class                                    579            1,585               42           41,091
---------------------------------
Distribution and service
fees -- A Class                            3,441            1,490           21,736          175,046
---------------------------------
Trustees' fees and expenses                1,402            1,144              991            7,338
---------------------------------
Other expenses                                39               28            2,797              751
----------------------------------------------------------------------------------------------------
                                         142,519          110,144          105,764        1,215,186
----------------------------------------------------------------------------------------------------

NET INVESTMENT
INCOME (LOSS)                          1,123,240          847,827          706,177        6,219,724
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS)
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
---------------------------------
Investment transactions                    5,400           48,171          245,281          203,104
---------------------------------
Futures and swaps transactions           (60,651)         (38,396)         (20,120)        (209,106)
----------------------------------------------------------------------------------------------------
                                         (55,251)           9,775          225,161           (6,002)
----------------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
---------------------------------
Investments                            1,006,878          613,015          749,428        6,713,344
---------------------------------
Futures and swaps                        (10,094)          (9,480)         (36,360)         (22,838)
----------------------------------------------------------------------------------------------------
                                         996,784          603,535          713,068        6,690,506
----------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)                   941,533          613,310          938,229        6,684,504
----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                       $2,064,773       $1,461,137       $1,644,406      $12,904,228
====================================================================================================

See Notes to Financial Statements.

------

Statement of Changes in Net Assets

SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED) AND YEAR ENDED MAY 31, 2006
----------------------------------------------------------------------------------------------------
                                       ARIZONA MUNICIPAL BOND             FLORIDA MUNICIPAL BOND
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS   NOV. 30, 2006     MAY 31, 2006    NOV. 30, 2006    MAY 31, 2006
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment income (loss)         $ 1,123,240      $ 2,238,857      $   847,827      $ 1,867,355
---------------------------------
Net realized gain (loss)                 (55,251)         (22,700)           9,775          128,131
---------------------------------
Change in net unrealized
appreciation (depreciation)              996,784       (1,306,999)         603,535       (1,317,179)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations       2,064,773          909,158        1,461,137          678,307
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
From net investment income
---------------------------------
  Investor Class                      (1,063,265)      (2,116,841)        (804,883)      (1,747,251)
---------------------------------
  A Class                                (52,294)        (149,814)         (22,966)         (68,050)
---------------------------------
  B Class                                   (647)            (564)            (245)            (702)
---------------------------------
  C Class                                 (7,034)         (16,490)         (19,733)         (51,352)
---------------------------------
From net realized gains
---------------------------------
  Investor Class                              --         (107,409)              --               --
---------------------------------
  A Class                                     --           (8,242)              --               --
---------------------------------
  B Class                                     --               (5)              --               --
---------------------------------
  C Class                                     --           (1,271)              --               --
----------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                    (1,123,240)      (2,400,636)        (847,827)      (1,867,355)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets from capital
share transactions                    (1,555,601)        (133,483)      (3,706,904)      (8,645,069)
----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                           (614,068)      (1,624,961)      (3,093,594)      (9,834,117)

NET ASSETS
----------------------------------------------------------------------------------------------------
Beginning of period                   56,569,581       58,194,542       43,568,927       53,403,044
----------------------------------------------------------------------------------------------------
End of period                        $55,955,513      $56,569,581      $40,475,333      $43,568,927
====================================================================================================

See Notes to Financial Statements.                                  (continued)

------

Statement of Changes in Net Assets

SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED) AND
YEARS ENDED MAY 31, 2006 AND MARCH 31, 2006 (AS NOTED)
--------------------------------------------------------------------------------
                                            LONG-TERM TAX-FREE
--------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS                  NOV. 30, 2006  MAY 31, 2006(1)  MARCH 31, 2006(2)
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)    $   706,177     $   235,080      $  3,211,231
-----------------------------
Net realized gain (loss)            225,161         216,023         1,534,758
-----------------------------
Change in net unrealized
appreciation (depreciation)         713,068        (299,120)       (1,633,663)
--------------------------------------------------------------------------------
Net increase (decrease) in
net assets resulting
from operations                   1,644,406         151,983         3,112,326
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income
-----------------------------
  Investor Class                     (1,394)           (150)               --
-----------------------------
  Institutional Class              (351,560)       (101,957)               --
-----------------------------
  A Class                          (325,270)       (123,267)       (3,153,287)
-----------------------------
  B Class                           (27,525)         (9,596)          (58,352)
-----------------------------
  C Class                              (496)           (111)               --
--------------------------------------------------------------------------------
Decrease in net assets
from distributions                 (706,245)       (235,081)       (3,211,639)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease)
in net assets from capital
share transactions               (3,765,746)       (991,372)      (86,867,934)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                    (2,827,585)     (1,074,470)      (86,967,247)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period              37,839,907      38,914,377       125,881,624
--------------------------------------------------------------------------------
End of period                   $35,012,322     $37,839,907      $ 38,914,377
================================================================================

Undistributed net
investment income                   $27,510         $27,578           $33,650
================================================================================

(1) Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period (see Note 8).

(2) Year ended March 31, 2006.

See Notes to Financial Statements.                                  (continued)

------

Statement of Changes in Net Assets

SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED) AND YEAR ENDED MAY 31, 2006
--------------------------------------------------------------------------------
                                                      HIGH-YIELD MUNICIPAL
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                 NOV. 30, 2006    MAY 31, 2006
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                       $  6,219,724    $  9,534,884
---------------------------------------------
Net realized gain (loss)                                 (6,002)        135,918
---------------------------------------------
Change in net unrealized
appreciation (depreciation)                           6,690,506        (139,841)
--------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                     12,904,228       9,530,961
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income
---------------------------------------------
  Investor Class                                     (2,332,005)     (3,542,920)
---------------------------------------------
  A Class                                            (3,180,794)     (4,950,399)
---------------------------------------------
  B Class                                               (84,998)       (154,146)
---------------------------------------------
  C Class                                              (621,927)       (898,478)
--------------------------------------------------------------------------------
Decrease in net assets
from distributions                                   (6,219,724)     (9,545,943)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                      34,402,211      86,282,597
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                41,086,715      86,267,615

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 248,906,772     162,639,157
--------------------------------------------------------------------------------
End of period                                      $289,993,487    $248,906,772
================================================================================

See Notes to Financial Statements.

------

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Arizona Municipal Bond Fund (Arizona Municipal), Florida
Municipal Bond Fund (Florida Municipal), Long-Term Tax-Free Fund (Long-Term
Tax-Free) and High-Yield Municipal Fund (High-Yield Municipal) (collectively, the funds) are four funds in a series issued by the trust (see Note 8). Arizona
Municipal, Florida Municipal and High-Yield Municipal are non-diversified under the 1940 Act. Long-Term Tax-Free is diversified under the 1940 Act. Arizona
Municipal's investment objective is to seek safety of principal and high current income that is exempt from federal income tax and taxes imposed by the state of
Arizona. Florida Municipal's investment objective is to seek safety of principal and high current income that is exempt from federal income tax and taxes imposed by the state of Florida. Arizona Municipal and Florida Municipal invest primarily in Arizona and Florida municipal obligations, respectively. Long-Term
Tax-Free's investment objective is to seek high current income that is exempt from federal income taxes consistent with preservation of capital. Long-Term
Tax-Free invests primarily in long-term investment-grade municipal obligations.
High-Yield Municipal's investment objective is to seek high current income that is exempt from federal income taxes. Capital appreciation is a secondary objective. High-Yield Municipal invests primarily in long-term and intermediate-term municipal obligations. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Arizona Municipal, Florida Municipal and High-Yield Municipal
are authorized to issue the Investor Class, the A Class, the B Class and the C
Class. Long-Term Tax-Free is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class and the C Class. The A Class may
incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of Long-Term
Tax-Free's Investor Class, Institutional Class and C Class commenced on April 3,
2006.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of
Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to

                                                                    (continued)

------

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications.
The funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee range from 0.1625% to 0.2800% for

                                                                    (continued)

------

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

Arizona Municipal Bond, Florida Municipal Bond and Long-Term Tax-Free, and from
0.2925% to 0.4100% for High-Yield Municipal. The rates for the Complex Fee
(Investor Class, A Class, B Class and C Class) range from 0.2500% to 0.3100%.
The Institutional Class is 0.2000% less at each point within the Complex Fee range. For the six months ended November 30, 2006, the effective annual management fees for the Investor Class, A Class, B Class and C Class of Arizona
Municipal Bond, Florida Municipal Bond, Long-Term Tax-Free and High-Yield
Municipal were 0.48%, 0.48%, 0.49% and 0.61%, respectively. The effective annual management fee for the six months ended November 30, 2006 for the Institutional
Class of Long-Term Tax-Free was 0.29%.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class and C Class (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the B Class and C Class will pay American
Century Investment Services, Inc. (ACIS) the following annual distribution and service fees:

---------------------------------------
                           B & C
---------------------------------------
Distribution Fee           0.75%
---------------------------------------
Service Fee                0.25%
---------------------------------------

The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Fees incurred under the plans during the six months ended November 30, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust 's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust 's transfer agent, American
Century Services, LLC.

Arizona Municipal, Florida Municipal, and High-Yield Municipal have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended November 30, 2006, were as follows:

--------------------------------------------------------------------------------
                         ARIZONA         FLORIDA       LONG-TERM    HIGH-YIELD
                     MUNICIPAL BOND  MUNICIPAL BOND    TAX-FREE      MUNICIPAL
--------------------------------------------------------------------------------
Purchases              $5,399,805      $13,695,804    $23,921,233   $82,060,536
--------------------------------------------------------------------------------
Proceeds from sales    $4,894,629      $15,355,635    $27,256,318   $44,128,932
--------------------------------------------------------------------------------

                                                                    (continued)

------

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

------------------------------------------------------------------------------------------
                                    ARIZONA MUNICIPAL BOND        FLORIDA MUNICIPAL BOND
------------------------------------------------------------------------------------------
                                    SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED
NOVEMBER 30, 2006
-----------------------------
Sold                                305,272     $ 3,281,564        32,776     $   348,093
-----------------------------
Issued in reinvestment
of distributions                     78,288         841,998        54,412         578,269
-----------------------------
Redeemed                           (355,613)     (3,811,815)     (368,050)     (3,897,446)
------------------------------------------------------------------------------------------
Net increase (decrease)              27,947     $   311,747      (280,862)    $(2,971,084)
==========================================================================================
YEAR ENDED MAY 31, 2006
-----------------------------
Sold                                613,514     $ 6,636,684       246,633    $  2,652,581
-----------------------------
Issued in reinvestment
of distributions                    163,985       1,772,268       117,890       1,258,818
-----------------------------
Redeemed                           (725,455)     (7,834,221)   (1,090,319)    (11,653,420)
------------------------------------------------------------------------------------------
Net increase (decrease)              52,044     $   574,731      (725,796)   $ (7,742,021)
==========================================================================================
A CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED
NOVEMBER 30, 2006
-----------------------------
Sold                                  9,958     $   106,913         1,183       $  12,535
-----------------------------
Issued in reinvestment
of distributions                      2,118          22,728         1,716          18,237
-----------------------------
Redeemed                           (199,525)     (2,140,609)      (34,213)       (362,578)
------------------------------------------------------------------------------------------
Net increase (decrease)            (187,449)    $(2,010,968)      (31,314)      $(331,806)
==========================================================================================
YEAR ENDED MAY 31, 2006
-----------------------------
Sold                                 47,873     $   518,217       126,790     $ 1,355,237
-----------------------------
Issued in reinvestment
of distributions                      7,329          79,253         4,548          48,563
-----------------------------
Redeemed                            (94,635)     (1,024,647)     (195,259)     (2,087,562)
------------------------------------------------------------------------------------------
Net increase (decrease)             (39,433)    $  (427,177)      (63,921)    $  (683,762)
==========================================================================================
B CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED
NOVEMBER 30, 2006
-----------------------------
Sold                                     --              --           102          $1,069
-----------------------------
Issued in reinvestment
of distributions                          4             $39            23             244
-----------------------------
Redeemed                                 --              --            (9)            (90)
------------------------------------------------------------------------------------------
Net increase (decrease)                   4             $39           116          $1,223
==========================================================================================
YEAR ENDED MAY 31, 2006
-----------------------------
Sold                                  3,705         $40,065           930        $ 10,068
-----------------------------
Issued in reinvestment
of distributions                          7              81            64             682
-----------------------------
Redeemed                                 (6)            (69)       (1,398)        (14,902)
------------------------------------------------------------------------------------------
Net increase (decrease)               3,706         $40,077          (404)       $ (4,152)
==========================================================================================

                                                                    (continued)

------

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

------------------------------------------------------------------------------------------
                                    ARIZONA MUNICIPAL BOND        FLORIDA MUNICIPAL BOND
------------------------------------------------------------------------------------------
                                    SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
C CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED
NOVEMBER 30, 2006
-----------------------------
Sold                                 13,185        $141,609        10,284       $ 108,806
-----------------------------
Issued in reinvestment
of distributions                        183           1,972            71             757
-----------------------------
Redeemed                                 --              --       (48,746)       (514,800)
------------------------------------------------------------------------------------------
Net increase (decrease)              13,368        $143,581       (38,391)      $(405,237)
==========================================================================================
YEAR ENDED MAY 31, 2006
-----------------------------
Sold                                  6,550       $  71,351        37,288       $ 398,765
-----------------------------
Issued in reinvestment
of distributions                        408           4,415           731           7,805
-----------------------------
Redeemed                            (36,753)       (396,880)      (58,234)       (621,704)
------------------------------------------------------------------------------------------
Net increase (decrease)             (29,795)      $(321,114)      (20,215)      $(215,134)
==========================================================================================

------------------------------------------------------------------------------------------
                                     LONG-TERM TAX-FREE            HIGH-YIELD MUNICIPAL
------------------------------------------------------------------------------------------
                                    SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED
NOVEMBER 30, 2006
-----------------------------
Sold                                 20,469        $221,597     1,899,235     $19,898,624
-----------------------------
Issued in reinvestment
of distributions                        127           1,382       142,140       1,507,706
-----------------------------
Redeemed                               (774)         (8,388)     (721,945)     (7,637,232)
------------------------------------------------------------------------------------------
Net increase (decrease)              19,822        $214,591     1,319,430     $13,769,098
==========================================================================================
YEAR ENDED MAY 31, 2006(1)
--------------------------
Sold                                  2,332         $25,011     3,090,565    $ 32,478,010
-----------------------------
Issued in reinvestment
of distributions                         14             150       203,441       2,138,238
-----------------------------
Redeemed                                 --              --    (1,206,280)    (12,677,908)
------------------------------------------------------------------------------------------
Net increase (decrease)               2,346         $25,161     2,087,726    $ 21,938,340
==========================================================================================
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED
NOVEMBER 30, 2006
-----------------------------
Issued in reinvestment
of distributions                     32,464        $351,171           N/A
==========================================================================================
YEAR ENDED MAY 31, 2006(1)
-----------------------------
Sold                              1,528,405     $16,397,564           N/A
-----------------------------
Issued in reinvestment
of distributions                      9,531         101,943
------------------------------------------------------------------------------------------
Net increase (decrease)           1,537,936     $16,499,507
==========================================================================================

(1) April 3, 2006 (commencement of sale) through May 31, 2006 for Long-Term
    Tax-Free.

                                                                    (continued)

------

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

------------------------------------------------------------------------------------------
                                     LONG-TERM TAX-FREE            HIGH-YIELD MUNICIPAL
------------------------------------------------------------------------------------------
                                    SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
A CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED
NOVEMBER 30, 2006
-----------------------------
Sold                                  7,346     $    79,207     2,799,803    $ 29,594,541
-----------------------------
Issued in reinvestment
of distributions                     21,912         236,934       257,333       2,729,070
-----------------------------
Redeemed                           (393,788)     (4,242,109)   (1,586,603)    (16,798,623)
------------------------------------------------------------------------------------------
Net increase (decrease)            (364,530)    $(3,925,968)    1,470,533    $ 15,524,988
==========================================================================================
YEAR ENDED MAY 31, 2006(1)
-----------------------------
Sold                                 12,548    $    136,284     7,491,063    $ 78,741,071
-----------------------------
Issued in reinvestment
of distributions                      8,047          86,066       393,167       4,132,250
-----------------------------
Redeemed                         (1,653,051)    (17,732,706)   (3,075,940)    (32,326,114)
------------------------------------------------------------------------------------------
Net increase (decrease)          (1,632,456)   $(17,510,356)    4,808,290    $ 50,547,207
==========================================================================================
YEAR ENDED MARCH 31, 2006
-----------------------------
Sold                                477,920    $  5,222,488           N/A
-----------------------------
Issued in reinvestment
of distributions                    267,697       2,902,942
-----------------------------
Redeemed                         (8,803,698)    (94,593,140)
------------------------------------------------------------------------------------------
Net increase (decrease)          (8,058,081)   $(86,467,710)
==========================================================================================
B CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED
NOVEMBER 30, 2006
-----------------------------
Sold                                  2,901       $  30,835        24,484       $ 257,591
-----------------------------
Issued in reinvestment
of distributions                      2,015          21,775         2,846          30,184
-----------------------------
Redeemed                            (43,988)       (473,651)      (34,677)       (366,168)
------------------------------------------------------------------------------------------
Net increase (decrease)             (39,072)      $(421,041)       (7,347)      $ (78,393)
==========================================================================================
YEAR ENDED MAY 31, 2006(1)
-----------------------------
Sold                                    196        $  2,093       123,399      $1,296,933
-----------------------------
Issued in reinvestment
of distributions                        762           8,145         4,831          50,768
-----------------------------
Redeemed                             (3,837)        (41,044)      (43,215)       (454,221)
------------------------------------------------------------------------------------------
Net increase (decrease)              (2,879)       $(30,806)       85,015      $  893,480
==========================================================================================
YEAR ENDED MARCH 31, 2006
-----------------------------
Sold                                 11,759       $ 128,146           N/A
-----------------------------
Issued in reinvestment
of distributions                      4,486          48,607
-----------------------------
Redeemed                            (53,456)       (576,977)
------------------------------------------------------------------------------------------
Net increase (decrease)             (37,211)      $(400,224)
==========================================================================================

(1) April 1, 2006 through May 31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period (see Note 8).

                                                                    (continued)

------

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

------------------------------------------------------------------------------------------
                                     LONG-TERM TAX-FREE            HIGH-YIELD MUNICIPAL
------------------------------------------------------------------------------------------
                                    SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
C CLASS
------------------------------------------------------------------------------------------
SIX MONTHS ENDED
NOVEMBER 30, 2006
-----------------------------
Sold                                  1,388         $15,005       668,478     $ 7,062,582
-----------------------------
Issued in reinvestment
of distributions                         46             496        19,883         210,920
-----------------------------
Redeemed                                 --              --      (197,364)     (2,086,984)
------------------------------------------------------------------------------------------
Net increase (decrease)               1,434         $15,501       490,997     $ 5,186,518
==========================================================================================
YEAR ENDED MAY 31, 2006(1)
-----------------------------
Sold                                  2,332         $25,011     1,499,384     $15,763,095
-----------------------------
Issued in reinvestment
of distributions                         10             111        28,473         299,249
-----------------------------
Redeemed                                 --              --      (300,586)     (3,158,774)
------------------------------------------------------------------------------------------
Net increase (decrease)               2,342         $25,122     1,227,271     $12,903,570
==========================================================================================

(1) April 3, 2006 (commencement of sale) through May 31, 2006 for Long-Term
    Tax-Free.

5. BANK LINE OF CREDIT

Arizona Municipal, Florida Municipal, and High-Yield Municipal, along with certain other funds managed by ACIM or American Century Global Investment
Management, Inc. (ACGIM), have a $500,000,000 unsecured bank line of credit agreement (the agreement) with JPMCB. Long-Term Tax-Free entered into the agreement on December 14, 2006. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended November 30, 2006.

6. RISK FACTORS

Income may be subject to state and local taxes and, if applicable, the alternative minimum tax.

Arizona Municipal Bond and Florida Municipal Bond concentrate their investments in a single state and therefore may have more exposure to credit risk related to the states of Arizona and Florida, respectively, than a fund with a broader geographical diversification.

Long-Term Tax-Free may invest primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

High-Yield Municipal may concentrate its investments in certain states and therefore may have more exposure to credit risk related to those states than a fund with a broader geographical diversification. High-Yield Municipal invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. Certain distributions have been recharacterized between income, realized gain and capital for federal income tax purposes.

                                                                    (continued)

------

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED)

7. FEDERAL TAX INFORMATION

As of November 30, 2006, the components of investments for federal income tax purposes were as follows:

--------------------------------------------------------------------------------
                      ARIZONA           FLORIDA      LONG-TERM      HIGH-YIELD
                    MUNICIPAL BOND  MUNICIPAL BOND   TAX-FREE       MUNICIPAL
--------------------------------------------------------------------------------
Federal tax cost
of investments        $52,564,140    $38,144,310    $33,522,771    $273,695,706
================================================================================
Gross tax
appreciation
of investments         $2,477,367     $1,882,981     $1,106,165     $13,426,793
------------------
Gross tax
depreciation
of investments            (13,172)            --         (1,443)        (11,810)
--------------------------------------------------------------------------------
Net tax
appreciation
(depreciation)
of investments         $2,464,195     $1,882,981     $1,104,722     $13,414,983
================================================================================

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

Following are the capital loss carryovers and capital loss deferral amounts as of May 31, 2006:

--------------------------------------------------------------------------------
                            ARIZONA        FLORIDA      LONG-TERM   HIGH-YIELD
                        MUNICIPAL BOND  MUNICIPAL BOND  TAX-FREE     MUNICIPAL
--------------------------------------------------------------------------------
Accumulated
capital losses                   --       $(295,636)    $(690,854)  $(2,437,926)
--------------------------------------------------------------------------------
Capital loss
deferrals                 $(154,439)       $(81,454)           --      $(32,850)
--------------------------------------------------------------------------------

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

---------------------------------------------------------------------------------------------------------
                            2008         2009         2010     2011     2012         2013         2014
---------------------------------------------------------------------------------------------------------
Florida Municipal Bond          --           --          --     --          --    $(295,636)          --
---------------------------------------------------------------------------------------------------------
Long-Term Tax-Free              --           --          --     --   $(158,880)   $(142,310)   $(389,664)
---------------------------------------------------------------------------------------------------------
High-Yield Municipal     $(178,014)  $(1,090,034)  $(323,643)   --   $(145,918)   $(700,317)          --
---------------------------------------------------------------------------------------------------------

The capital loss deferrals represent net capital losses incurred in the seven-month period ended May 31, 2006. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. REORGANIZATION PLAN

As of the close of business on March 31, 2006, Long-Term Tax-Free acquired all of the net assets of the Mason Street Municipal Bond Fund (Municipal Bond), one
fund in a series issued by Mason Street Funds, Inc., pursuant to a plan of reorganization approved by the acquired funds' shareholders on March 15, 2006.
In the post reorganization, Long-Term Tax-Free is maintaining the financial statements and performance history of Municipal Bond. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31.

Prior to the reorganization, Municipal Bond had A Class and B Class shares. At the close of business and as a result of the reorganization, A Class shares and
B Class shares of the acquired fund were converted to A Class shares and B Class shares, respectively, of Long-Term Tax-Free.

A Class and B Class net assets of Municipal Bond before the reorganization were
$36,833,546 and $2,080,831, respectively. Immediately after the reorganization,
A Class and B Class net assets of Long-Term Tax-Free were $36,833,546 and
$2,080,831, respectively.

                                                                    (continued)

------

Notes to Financial Statements

NOVEMBER 30, 2006 (UNAUDITED)

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------

Arizona Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------------
                                                       INVESTOR CLASS
-----------------------------------------------------------------------------------------------
                                2006(1)     2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $10.68     $10.96     $10.83     $11.40     $10.89     $10.69
-----------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)                   0.22      0.42(2)     0.42       0.41       0.41       0.44
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.18     (0.25)       0.13      (0.53)      0.59       0.27
-----------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.40       0.17       0.55      (0.12)      1.00       0.71
-----------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.22)     (0.43)     (0.42)     (0.41)     (0.41)     (0.44)
--------------------------
  From Net
  Realized Gains                    --      (0.02)      --(3)     (0.04)     (0.08)     (0.07)
-----------------------------------------------------------------------------------------------
  Total Distributions            (0.22)     (0.45)     (0.42)     (0.45)     (0.49)     (0.51)
-----------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.86     $10.68     $10.96     $10.83     $11.40     $10.89
===============================================================================================
  TOTAL RETURN(4)                 3.77%      1.59%      5.21%     (1.06)%     9.36%      6.74%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.49%(5)      0.49%      0.50%      0.51%      0.51%      0.51%
--------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets          4.06%(5)      3.89%      3.86%      3.70%      3.70%      4.04%
--------------------------
Portfolio Turnover Rate              9%        44%        48%        26%        50%        77%
--------------------------
Net Assets, End of Period
(in thousands)                  $53,609    $52,404    $53,203    $60,203    $75,787    $66,327
-----------------------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Arizona Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       A CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.68     $10.96     $10.83     $11.25
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.20       0.39(3)    0.40       0.10
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.18      (0.25)      0.13      (0.42)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.38       0.14       0.53      (0.32)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.20)     (0.40)     (0.40)     (0.10)
---------------------------------
  From Net Realized Gains                  --      (0.02)      --(4)        --
--------------------------------------------------------------------------------
  Total Distributions                   (0.20)     (0.42)     (0.40)     (0.10)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.86     $10.68     $10.96     $10.83
================================================================================
  TOTAL RETURN(5)                        3.64%      1.34%      4.94%     (2.87)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 0.74%(6)      0.74%      0.75%   0.76%(6)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.81%(6)      3.64%      3.61%   3.63%(6)
---------------------------------
Portfolio Turnover Rate                     9%        44%        48%     26%(7)
---------------------------------
Net Assets, End of Period
(in thousands)                          $1,769     $3,741     $4,271    $1,523
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount is less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Arizona Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       B CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.68     $10.96     $10.83     $11.25
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.16       0.36(3)    0.32       0.08
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.18      (0.30)      0.13      (0.42)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.34       0.06       0.45      (0.34)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.16)     (0.32)     (0.32)     (0.08)
---------------------------------
  From Net Realized Gains                  --      (0.02)      --(4)        --
--------------------------------------------------------------------------------
  Total Distributions                   (0.16)     (0.34)     (0.32)     (0.08)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.86     $10.68     $10.96     $10.83
================================================================================
  TOTAL RETURN(5)                        3.25%      0.61%      4.19%     (3.06)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 1.49%(6)      1.49%      1.50%   1.51%(6)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.06%(6)      2.89%      2.86%   2.88%(6)
---------------------------------
Portfolio Turnover Rate                     9%        44%        48%     26%(7)
---------------------------------
Net Assets, End of Period
(in thousands)                             $43        $42         $3         $2
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount is less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Arizona Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       C CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.68     $10.96     $10.83     $11.25
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.16      0.30(3)     0.31       0.08
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.18      (0.24)      0.13      (0.42)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.34       0.06       0.44      (0.34)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.16)     (0.32)     (0.31)     (0.08)
---------------------------------
  From Net Realized Gains                  --      (0.02)      --(4)        --
--------------------------------------------------------------------------------
  Total Distributions                   (0.16)     (0.34)     (0.31)     (0.08)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.86     $10.68     $10.96     $10.83
================================================================================
  TOTAL RETURN(5)                        3.25%      0.58%      4.15%     (3.06)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 1.49%(6)      1.49%      1.50%   1.51%(6)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.06%(6)      2.89%      2.86%   2.88%(6)
---------------------------------
Portfolio Turnover Rate                     9%        44%        48%     26%(7)
---------------------------------
Net Assets, End of Period
(in thousands)                            $534       $382       $719        $12
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount is less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------------
                                                       INVESTOR CLASS
-----------------------------------------------------------------------------------------------
                                2006(1)     2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $10.55     $10.81     $10.68     $11.29     $10.73     $10.67
-----------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)                   0.22       0.42       0.39       0.42       0.42       0.44
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.16      (0.26)      0.13      (0.56)      0.62       0.19
-----------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.38       0.16       0.52      (0.14)      1.04       0.63
-----------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.22)     (0.42)     (0.39)     (0.42)     (0.42)     (0.44)
--------------------------
  From Net
  Realized Gains                   --         --         --      (0.05)      (0.06)     (0.13)
-----------------------------------------------------------------------------------------------
  Total Distributions            (0.22)     (0.42)     (0.39)     (0.47)     (0.48)     (0.57)
-----------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.71     $10.55     $10.81     $10.68     $11.29     $10.73
===============================================================================================
  TOTAL RETURN(2)                 3.62%      1.48%      4.88%     (1.30)%     9.90%      5.98%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.49%(3)      0.49%      0.50%      0.51%      0.51%      0.51%
--------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets          4.11%(3)      3.90%      3.56%      3.82%      3.78%      4.03%
--------------------------
Portfolio Turnover Rate             34%        28%        44%        59%        45%        75%
--------------------------
Net Assets, End of Period
(in thousands)                  $38,211    $40,604    $49,451    $63,142    $70,078    $54,565
-----------------------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

See Notes to Financial Statements.

------

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       A CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.55     $10.81     $10.68     $11.11
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.21       0.39       0.36       0.09
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.16      (0.26)      0.13      (0.43)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.37       0.13       0.49      (0.34)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.21)     (0.39)     (0.36)     (0.09)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.71     $10.55     $10.81     $10.68
================================================================================
  TOTAL RETURN(3)                        3.49%      1.23%      4.62%     (3.10)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 0.74%(4)      0.74%      0.75%   0.76%(4)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.86%(4)      3.65%      3.31%   3.34%(4)
---------------------------------
Portfolio Turnover Rate                    34%        28%        44%     59%(5)
---------------------------------
Net Assets, End of Period
(in thousands)                          $1,066     $1,380     $2,105       $761
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       B CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.55     $10.81     $10.68     $11.11
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.17       0.31       0.28       0.07
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.16      (0.26)      0.13      (0.43)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.33       0.05       0.41      (0.36)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.17)     (0.31)     (0.28)     (0.07)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.71     $10.55     $10.81     $10.68
================================================================================
  TOTAL RETURN(3)                        3.11%      0.47%      3.83%     (3.28)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 1.49%(4)      1.49%      1.50%   1.51%(4)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.11%(4)      2.90%      2.56%   2.59%(4)
---------------------------------
Portfolio Turnover Rate                    34%        28%        44%     59%(5)
---------------------------------
Net Assets, End of Period
(in thousands)                             $16        $15        $19        $17
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       C CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.55     $10.81     $10.68     $11.11
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.17       0.31       0.28       0.07
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.16      (0.26)      0.13      (0.43)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.33       0.05       0.41      (0.36)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.17)     (0.31)     (0.28)     (0.07)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.71     $10.55     $10.81     $10.68
================================================================================
  TOTAL RETURN(3)                        3.11%      0.47%      3.84%     (3.28)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 1.49%(4)      1.49%      1.50%   1.51%(4)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.11%(4)      2.90%      2.56%   2.59%(4)
---------------------------------
Portfolio Turnover Rate                    34%        28%        44%     59%(5)
---------------------------------
Net Assets, End of Period
(in thousands)                          $1,182     $1,570     $1,827     $1,032
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                               INVESTOR CLASS
--------------------------------------------------------------------------------
                                                             2006(1)    2006(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.70     $10.72
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------
  Net Investment Income (Loss)                                 0.22       0.06
--------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                      0.29      (0.02)
--------------------------------------------------------------------------------
  Total From Investment Operations                             0.51       0.04
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------
  From Net Investment Income                                  (0.22)     (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $10.99     $10.70
================================================================================
  TOTAL RETURN(3)                                              4.78%      0.42%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets           0.50%(4)   0.49%(4)
--------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                       4.00%(4)   3.85%(4)
--------------------------------------------------
Portfolio Turnover Rate                                          73%        62%
--------------------------------------------------
Net Assets, End of Period (in thousands)                        $244        $25
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) April 3, 2006 (commencement of sale) through May 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                             2006(1)    2006(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.70     $10.72
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------
  Net Investment Income (Loss)                                 0.23       0.07
--------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                      0.29      (0.02)
--------------------------------------------------------------------------------
  Total From Investment Operations                             0.52       0.05
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------
  From Net Investment Income                                  (0.23)     (0.07)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $10.99     $10.70
================================================================================
  TOTAL RETURN(3)                                              4.88%      0.45%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets           0.30%(4)   0.29%(4)
--------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                       4.20%(4)   4.05%(4)
--------------------------------------------------
Portfolio Turnover Rate                                          73%        62%
--------------------------------------------------
Net Assets, End of Period (in thousands)                     $17,255    $16,456
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) April 3, 2006 (commencement of sale) through May 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
---------------------------------------------------------------------------------------------------------
                                                               A CLASS
---------------------------------------------------------------------------------------------------------
                               2006(1)    2006(2)     2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $10.70     $10.72     $10.74     $11.06     $10.98     $10.50     $10.70
---------------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)                  0.20       0.06       0.35(3)    0.33(3)    0.33(3)    0.41(3)    0.44
--------------------------
  Net Realized and
  Unrealized Gain (Loss)         0.29      (0.02)     (0.03)     (0.15)      0.24       0.61       0.01
---------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations          0.49       0.04       0.32       0.18       0.57       1.02       0.45
---------------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income             (0.20)     (0.06)     (0.34)     (0.33)     (0.33)     (0.42)     (0.45)
--------------------------
  From Net
  Realized Gains                   --         --         --      (0.17)     (0.16)     (0.12)     (0.20)
---------------------------------------------------------------------------------------------------------
  Total Distributions           (0.20)     (0.06)     (0.34)     (0.50)     (0.49)     (0.54)     (0.65)
---------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $10.99     $10.70     $10.72     $10.74     $11.06     $10.98     $10.50
=========================================================================================================
  TOTAL RETURN(4)                4.64%      0.40%      3.01%      1.63%      5.31%      9.88%      4.26%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.75%(5)   0.74%(5)      0.82%      0.84%      0.85%      0.85%      0.85%
--------------------------
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)               0.75%(5)   0.74%(5)      0.82%      0.84%      0.89%      0.93%      1.00%
--------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets         3.75%(5)   3.60%(5)      3.21%      3.01%      3.01%      3.78%      4.14%
--------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)               3.75%(5)   3.60%(5)      3.21%      3.01%      2.97%      3.70%      3.99%
--------------------------
Portfolio Turnover Rate            73%        62%        27%        43%    815%(6)        48%       173%
--------------------------
Net Assets, End of Period
(in thousands)                 $15,801    $19,288    $36,834   $123,399   $120,606   $107,770    $57,373
---------------------------------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) April 1, 2006 through May 31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual  reporting period. For the years before May 31, 2006, Long-Term Tax-Free's fiscal year was March 31 (see Note 8).

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238% if this trading activity was excluded from the calculation.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
---------------------------------------------------------------------------------------------------------
                                                               B CLASS
---------------------------------------------------------------------------------------------------------
                               2006(1)    2006(2)     2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $10.70     $10.72     $10.73     $11.06     $10.98     $10.50     $10.70
---------------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)                  0.16       0.05       0.27(3)    0.26(3)    0.26(3)    0.34(3)    0.37
--------------------------
  Net Realized and
  Unrealized Gain (Loss)         0.29      (0.02)     (0.01)     (0.16)      0.24       0.61       --(4)
---------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations          0.45       0.03       0.26       0.10       0.50       0.95       0.37
---------------------------------------------------------------------------------------------------------
Distributions
-----------------
  From Net
  Investment Income             (0.16)     (0.05)     (0.27)     (0.26)     (0.26)     (0.35)     (0.37)
--------------------------
  From Net
  Realized Gains                   --         --         --      (0.17)     (0.16)     (0.12)     (0.20)
---------------------------------------------------------------------------------------------------------
  Total Distributions           (0.16)     (0.05)     (0.27)     (0.43)     (0.42)     (0.47)     (0.57)
---------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $10.99     $10.70     $10.72     $10.73     $11.06     $10.98     $10.50
=========================================================================================================
  TOTAL RETURN(5)                4.25%      0.28%      2.42%      0.89%      4.62%      9.16%      3.58%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    1.50%(6)   1.49%(6)      1.50%      1.50%      1.50%      1.50%      1.50%
--------------------------
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)               1.50%(6)   1.49%(6)      1.54%      1.52%      1.54%      1.58%      1.65%
--------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets         3.00%(6)   2.85%(6)      2.49%      2.36%      2.39%      3.11%      3.49%
--------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)               3.00%(6)   2.85%(6)      2.45%      2.34%      2.35%      3.03%      3.34%
--------------------------
Portfolio Turnover Rate            73%        62%        27%        43%    815%(7)        48%       173%
--------------------------
Net Assets, End of Period
(in thousands)                  $1,671     $2,046     $2,081     $2,483     $2,674     $3,533     $1,429
---------------------------------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) April 1, 2006 through May 31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free's fiscal year was March 31 (see Note 8).

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount is less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238% if this trading activity was excluded from the calculation.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                                  C CLASS
--------------------------------------------------------------------------------
                                                             2006(1)    2006(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.70     $10.72
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------
  Net Investment Income (Loss)                                 0.16       0.05
--------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                      0.29      (0.02)
--------------------------------------------------------------------------------
  Total From Investment Operations                             0.45       0.03
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------
  From Net Investment Income                                  (0.16)     (0.05)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $10.99     $10.70
================================================================================
  TOTAL RETURN(3)                                              4.25%      0.26%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets           1.50%(4)   1.49%(4)
--------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                       3.00%(4)   2.85%(4)
--------------------------------------------------
Portfolio Turnover Rate                                          73%        62%
--------------------------------------------------
Net Assets, End of Period (in thousands)                         $41        $25
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) April 3, 2006 (commencement of sale) through May 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

High-Yield Municipal - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------------
                                                       INVESTOR CLASS
-----------------------------------------------------------------------------------------------
                                2006(1)     2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $10.50     $10.50     $10.04     $10.25      $9.87      $9.62
-----------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)                   0.25       0.50       0.51       0.52       0.53       0.53
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.25       --(2)      0.46      (0.21)      0.38       0.25
-----------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.50       0.50       0.97       0.31       0.91       0.78
-----------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.25)     (0.50)     (0.51)     (0.52)     (0.53)     (0.53)
-----------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.75     $10.50     $10.50     $10.04     $10.25      $9.87
===============================================================================================
  TOTAL RETURN(3)                 4.86%      4.91%      9.84%      3.07%      9.40%      8.25%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.62%(4)      0.62%      0.63%      0.64%      0.64%      0.64%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets             4.79%(4)      4.80%      4.92%      5.06%      5.22%      5.39%
--------------------------
Portfolio Turnover Rate             17%        16%        30%        27%        43%        28%
--------------------------
Net Assets, End of Period
(in thousands)                 $101,091    $84,896    $62,945    $54,340    $53,621    $36,162
-----------------------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) Per-share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

High-Yield Municipal - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                  A CLASS
--------------------------------------------------------------------------------
                            2006(1)     2006       2005       2004      2003(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $10.50     $10.50     $10.04     $10.25     $10.06
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)               0.24       0.48       0.48       0.49       0.17
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.25      --(3)       0.46      (0.21)      0.19
--------------------------------------------------------------------------------
  Total From
  Investment Operations       0.49       0.48       0.94       0.28       0.36
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.24)     (0.48)     (0.48)     (0.49)     (0.17)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $10.75     $10.50     $10.50     $10.04     $10.25
================================================================================
  TOTAL RETURN(4)             4.73%      4.65%      9.56%      2.81%      3.57%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                 0.87%(5)      0.87%      0.88%      0.89%   0.88%(5)
-------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets      4.54%(5)      4.55%      4.67%      4.81%   5.03%(5)
-------------------------
Portfolio Turnover Rate         17%        16%        30%        27%     43%(6)
-------------------------
Net Assets, End of Period
(in thousands)             $148,561   $129,681    $79,154    $33,335     $2,117
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) January 31, 2003 (commencement of sale) through May 31, 2003.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

------

High-Yield Municipal - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                  B CLASS
--------------------------------------------------------------------------------
                            2006(1)     2006       2005       2004      2003(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $10.50     $10.50     $10.04     $10.25     $10.06
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)               0.20       0.40       0.40       0.42       0.15
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.25       --(3)      0.46      (0.21)      0.19
--------------------------------------------------------------------------------
  Total From
  Investment Operations       0.45       0.40       0.86       0.21       0.34
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.20)     (0.40)     (0.40)     (0.42)     (0.15)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $10.75     $10.50     $10.50     $10.04     $10.25
================================================================================
  TOTAL RETURN(4)             4.34%      3.87%      8.75%      2.05%      3.44%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                 1.62%(5)      1.62%      1.63%      1.64%   1.63%(5)
-------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets      3.79%(5)      3.80%      3.92%      4.06%   4.35%(5)
-------------------------
Portfolio Turnover Rate         17%        16%        30%        27%     43%(6)
-------------------------
Net Assets, End of Period
(in thousands)               $4,495     $4,468     $3,573     $2,541       $708
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) January 31, 2003 (commencement of sale) through May 31, 2003.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

------

High-Yield Municipal - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                 C CLASS
--------------------------------------------------------------------------------
                            2006(1)     2006       2005       2004      2003(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $10.50     $10.50     $10.04     $10.25     $10.03
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)               0.20       0.40       0.40       0.43       0.39
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.25       --(3)      0.46      (0.21)      0.22
--------------------------------------------------------------------------------
  Total From
  Investment Operations       0.45       0.40       0.86       0.22       0.61
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.20)     (0.40)     (0.40)     (0.43)     (0.39)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $10.75     $10.50     $10.50     $10.04     $10.25
================================================================================
  TOTAL RETURN(4)             4.33%      3.86%      8.74%      2.20%      6.15%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                 1.62%(5)      1.62%      1.63%      1.54%   1.39%(5)
-------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets      3.79%(5)      3.80%      3.92%      4.16%   4.55%(5)
-------------------------
Portfolio Turnover Rate         17%        16%        30%        27%     43%(6)
-------------------------
Net Assets, End of Period
(in thousands)              $35,848    $29,862    $16,967     $8,457     $1,454
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) July 24, 2002 (commencement of sale) through May 31, 2003.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

------

Share Class Information

Four classes of shares are authorized for sale by Arizona Municipal Bond,
Florida Municipal Bond and High-Yield Municipal: Investor Class, A Class, B
Class, and C Class. Five classes of shares are authorized for sale by Long-Term
Tax-Free: Investor Class, Institutional Class, A Class, B Class, and C Class.
The total expense ratio of Institutional Class shares is lower than that of
Investor Class shares. The total expense ratios of A Class, B Class, and C Class shares are higher than that of Investor Class.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

A CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50% to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A
Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor
Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

                                                                    (continued)

------

Share Class Information

C CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a market value-weighted index designed for the long-term tax-exempt bond market.

The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that are investment-grade and have maturities between two and four years.

The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities greater than 22 years.

The LEHMAN BROTHERS MUNICIPAL 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The LEHMAN BROTHERS NON-INVESTMENT-GRADE MUNICIPAL BOND INDEX is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the
U.S. Treasury with a remaining maturity of one year or more.

------

Notes

------

Notes

------

Notes

------

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0701                     ©2007 American Century Proprietary Holdings, Inc.
SH-SAN-52638N            All rights reserved.

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Not applicable for semiannual report filings.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY MUNICIPAL TRUST

By: /s/ William M. Lyons
   -------------------------------------------
   Name:  William M. Lyons
   Title: President

Date:  January 29, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ William M. Lyons
   -------------------------------------------
   Name:  William M. Lyons
   Title: President
          (principal executive officer)

Date:  January 29, 2007

By:  /s/ Robert J. Leach
   -------------------------------------------
   Name:  Robert J. Leach
   Title: Vice President, Treasurer, and
          Chief Financial Officer
          (principal financial officer)

Date:  January 29, 2007